Exhibit 10.23

Execution Copy

INTERCREDITOR AGREEMENT

by and among

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,

MERRILL LYNCH MORTGAGE LENDING, INC., CREDIT SUISSE, CAYMAN ISLANDS

BRANCH, GERMAN AMERICAN CAPITAL CORPORATION, MORGAN STANLEY

MORTGAGE CAPITAL HOLDINGS LLC and GOLDMAN SACHS MORTGAGE

COMPANY, collectively, as Senior Lender

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,

MERRILL LYNCH MORTGAGE LENDING, INC., CREDIT SUISSE, CAYMAN ISLANDS

BRANCH, BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST

TO GERMAN AMERICAN CAPITAL CORPORATION) and GOLDMAN SACHS

MORTGAGE COMPANY, collectively, as First Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,

MERRILL LYNCH MORTGAGE LENDING, INC., CREDIT SUISSE, CAYMAN ISLANDS

BRANCH, BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST

TO GERMAN AMERICAN CAPITAL CORPORATION) and GOLDMAN SACHS

MORTGAGE COMPANY, collectively, as Second Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,

MERRILL LYNCH MORTGAGE LENDING, INC., CREDIT SUISSE, CAYMAN ISLANDS

BRANCH, BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST

TO GERMAN AMERICAN CAPITAL CORPORATION) and GOLDMAN SACHS

MORTGAGE COMPANY, collectively, as Third Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,

MERRILL LYNCH MORTGAGE LENDING, INC., CREDIT SUISSE, CAYMAN ISLANDS

BRANCH, BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST

TO GERMAN AMERICAN CAPITAL CORPORATION) and GOLDMAN SACHS

MORTGAGE COMPANY, collectively, as Fourth Mezzanine Lender

and

CITIBANK, N.A., CREDIT SUISSE, CAYMAN ISLANDS BRANCH, BLACKSTONE

SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN

CAPITAL CORPORATION), GERMAN AMERICAN CAPITAL CORPORATION and

GOLDMAN SACHS MORTGAGE COMPANY, collectively, as Fifth Mezzanine Lender

and

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, GERMAN AMERICAN CAPITAL

CORPORATION and GOLDMAN SACHS MORTGAGE COMPANY, collectively, as Sixth

Mezzanine Lender

and

CREDIT SUISSE, CAYMAN ISLANDS BRANCH and GOLDMAN SACHS MORTGAGE

COMPANY, collectively, as Seventh Mezzanine Lender

and

GOLDMAN SACHS MORTGAGE COMPANY, as Eighth Mezzanine Lender

and

GOLDMAN SACHS MORTGAGE COMPANY, as Ninth Mezzanine Lender

Dated as of August 31, 2010

Execution Copy

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”), dated as of August 31, 2010, by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, “JPM”), BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, “BOA”), CITIBANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, “Citibank”), MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, “Merrill”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH (together with its successors and assigns, “CS”), GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, “GACC”), MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (together with its successors and assigns, “Morgan”), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (together with its successors and assigns, “Goldman”; and together with JPM, BOA, Citibank, Merrill, CS, GACC and Morgan, “Senior Lender”); JPM, BOA, Citibank, Merrill, CS, BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland (together with its successors and assigns, “Blackstone”) and Goldman (collectively, “First Mezzanine Lender”); JPM, BOA, Citibank, Merrill, CS, Blackstone and Goldman (collectively, “Second Mezzanine Lender”); JPM, BOA, Citibank, Merrill, CS, Blackstone and Goldman (collectively, “Third Mezzanine Lender”); JPM, BOA, Citibank, Merrill, CS, Blackstone and Goldman (collectively, “Fourth Mezzanine Lender”); Citibank, CS, GACC, Blackstone and Goldman (collectively, “Fifth Mezzanine Lender”); CS, GACC and Goldman (collectively, “Sixth Mezzanine Lender”); CS and Goldman (collectively, “Seventh Mezzanine Lender”); Goldman (“Eighth Mezzanine Lender”); and Goldman (“Ninth Mezzanine Lender”). First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Lender, Seventh Mezzanine Lender, Eighth Mezzanine Lender and Ninth Mezzanine Lender are each a “Junior Lender” and, collectively, the “Junior Lenders”.

RECITALS

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement, dated as of May 22, 2008 by and between Senior Borrower (as defined below) and JPM (the “Existing Senior Loan Agreement”), JPM made a loan to Senior Borrower in the original principal amount of Four Billion and no/100 Dollars ($4,000,000,000.00) (the “Senior Loan”), which Senior Loan is evidenced by the Senior Note (as defined below) and secured by, among other things, the Mortgages (as defined below), which Mortgages encumber the real property and all improvements thereon and appurtenances thereto described therein (collectively, the “Premises”);

WHEREAS, concurrently with the execution of the Existing Senior Loan Agreement, JPM transferred and assigned the Senior Note to the parties identified on the cover page hereof as the Senior Lender (other than (i) Note A-1 (as defined in the Existing Senior Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Senior Loan Agreement) which was transferred and assigned to Bear Stearns Commercial Mortgage, Inc. (“Bear”) concurrently with the execution of the Existing Senior Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (First Mezzanine Loan), dated as of May 22, 2008 by and between First Mezzanine Borrower (as defined below) and JPM (the “Existing First Mezzanine Loan Agreement”), JPM made a loan to First Mezzanine Borrower in the original principal amount of Three Hundred Million and no/100 Dollars ($300,000,000.00) (the “First Mezzanine Loan”), which First Mezzanine Loan is evidenced by the First Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (First Mezzanine Loan), dated as of May 22, 2008, from First Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “First Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the First Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing First Mezzanine Loan Agreement, JPM transferred and assigned the First Mezzanine Note to the parties identified on the cover page hereof as the First Mezzanine Lender (other than (i) Note A-1 (as defined in the Existing First Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing First Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the First Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Second Mezzanine Loan), dated as of May 22, 2008 by and between Second Mezzanine Borrower (as defined below) and JPM (the “Existing Second Mezzanine Loan Agreement”), JPM made a loan to Second Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Second Mezzanine Loan”), which Second Mezzanine Loan is evidenced by the Second Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Second Mezzanine Loan), dated as of May 22, 2008, from Second Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Second Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Second Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Second Mezzanine Loan Agreement, JPM transferred and assigned the Second Mezzanine Note to the parties identified on the cover page hereof as the Second Mezzanine Lender (other than (i) Note A-1 (as defined in the Second Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Second Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Second Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Third Mezzanine Loan), dated as of May 22, 2008 by and between Third Mezzanine Borrower (as defined below) and JPM (the “Existing Third Mezzanine Loan Agreement”), JPM made a loan to Third Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Third Mezzanine Loan”), which Third Mezzanine Loan is evidenced by the Third Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Third Mezzanine Loan), dated as of May 22, 2008, from Third Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Third Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Third Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Third Mezzanine Loan Agreement, JPM transferred and assigned the Third Mezzanine Note to the parties identified on the cover page hereof as the Third Mezzanine Lender (other than (i) Note A-1 (as defined in the Existing Third Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Third Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Third Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Fourth Mezzanine Loan), dated as of May 22, 2008 by and between Fourth Mezzanine Borrower (as defined below) and JPM (the “Existing Fourth Mezzanine Loan Agreement”), JPM made a loan to Fourth Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Fourth Mezzanine Loan”), which Fourth Mezzanine Loan is evidenced by the Fourth Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Fourth Mezzanine Loan), dated as of May 22, 2008, from Fourth Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fourth Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Fourth Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Fourth Mezzanine Loan Agreement, JPM transferred and assigned the Fourth Mezzanine Note to the parties identified on the cover page hereof as the Fourth Mezzanine Lender (other than (i) Note A-1 (as defined in the Existing Fourth Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Fourth Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Fourth Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Fifth Mezzanine Loan), dated as of May 22, 2008 by and between Fifth Mezzanine Borrower (as defined below) and JPM (the “Existing Fifth Mezzanine Loan Agreement”), JPM made a loan to Fifth Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Fifth Mezzanine Loan”), which Fifth Mezzanine Loan is evidenced by the Fifth Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Fifth Mezzanine Loan), dated as of May 22, 2008, from Fifth Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fifth Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Fifth Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Fifth Mezzanine Loan Agreement, JPM transferred and assigned the Fifth Mezzanine Note to the Originating Lenders (other than (i) Note A-1 (as defined in the Existing Fifth Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Fifth Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Fifth Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Sixth Mezzanine Loan), dated as of May 22, 2008 by and between Sixth Mezzanine Borrower (as defined below) and JPM (the “Existing Sixth Mezzanine Loan Agreement”), JPM made a loan to Sixth Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Sixth Mezzanine Loan”), which Sixth Mezzanine Loan is evidenced by the Sixth Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Sixth Mezzanine Loan), dated as of May 22, 2008, from Sixth Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Sixth Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Sixth Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Sixth Mezzanine Loan Agreement, JPM transferred and assigned the Sixth Mezzanine Note to the Originating Lenders (other than (i) Note A-1 (as defined in the Existing Sixth Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Sixth Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Sixth Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Seventh Mezzanine Loan), dated as of May 22, 2008 by and between Seventh Mezzanine Borrower (as defined below) and JPM (the “Existing Seventh Mezzanine Loan Agreement”), JPM made a loan to Seventh Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Seventh Mezzanine Loan”), which Seventh Mezzanine Loan is evidenced by the Seventh Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Seventh Mezzanine Loan), dated as of May 22, 2008, from Seventh Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Seventh Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Seventh Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Seventh Mezzanine Loan Agreement, JPM transferred and assigned the Seventh Mezzanine Note to the Originating Lenders (other than (i) Note A-1 (as defined in the Existing Seventh Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Seventh Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Seventh Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Eighth Mezzanine Loan), dated as of May 22, 2008 by and between Eighth Mezzanine Borrower (as defined below) and JPM (the “Existing Eighth Mezzanine Loan Agreement”), JPM made a loan to Eighth Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Eighth Mezzanine Loan”), which Eighth Mezzanine Loan is evidenced by the Eighth Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Eighth Mezzanine Loan), dated as of May 22, 2008, from Eighth Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Eighth Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Eighth Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Eighth Mezzanine Loan Agreement, JPM transferred and assigned the Eighth Mezzanine Note to the Originating Lenders (other than (i) Note A-1 (as defined in the Existing Eighth Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Eighth Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Eighth Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Loan Agreement (Ninth Mezzanine Loan), dated as of May 22, 2008 by and between Ninth Mezzanine Borrower (as defined below) and JPM (the “Existing Ninth Mezzanine Loan Agreement”), JPM made a loan to Ninth Mezzanine Borrower in the original principal amount of Two Hundred Seventy Five Million and no/100 Dollars ($275,000,000.00) (the “Ninth Mezzanine Loan”), which Ninth Mezzanine Loan is evidenced by the Ninth Mezzanine Note (as defined below) and secured by, among other things, that certain Amended and Restated Pledge and Security Agreement (Ninth Mezzanine Loan), dated as of May 22, 2008, from Ninth Mezzanine Borrower in favor of JPM (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Ninth Mezzanine Pledge Agreement”), pursuant to which JPM was granted a first priority security interest in the Pledged Collateral (as defined in and more fully described in the Ninth Mezzanine Pledge Agreement);

WHEREAS, concurrently with the execution of the Existing Ninth Mezzanine Loan Agreement, JPM transferred and assigned the Ninth Mezzanine Note to the Originating Lenders (other than (i) Note A-1 (as defined in the Existing Ninth Mezzanine Loan Agreement) held by JPM which was retained by JPM and (ii) Note A-7 (as defined in the Existing Ninth Mezzanine Loan Agreement) which was transferred and assigned to Bear concurrently with the execution of the Existing Ninth Mezzanine Loan Agreement and subsequently transferred and assigned by Bear to JPM by Allonge dated as of September 5, 2008);

WHEREAS, Senior Borrower, Collateral Agent (Senior Loan) and the Senior Lender have agreed to amend and restate the Existing Senior Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Senior Loan Agreement” and, together with the Mortgages, the Senior Note and the other agreements, instruments and documents set forth on Exhibit A hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, collectively, the “Senior Loan Documents”);

WHEREAS, First Mezzanine Borrower, Collateral Agent (First Mezzanine Loan), JPM, BOA, Citibank, Merrill, CS, GACC and Goldman have agreed to (i) amend and restate the Existing First Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “First Mezzanine Loan Agreement”), by and between Collateral Agent (First Mezzanine Loan) and First Mezzanine Borrower, in order to evidence certain modifications to the First Mezzanine Loan. The First Mezzanine Pledge Agreement, together with the First Mezzanine Loan Agreement, the First Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit B, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as the “First Mezzanine Loan Documents”;

WHEREAS, Second Mezzanine Borrower, Collateral Agent (Second Mezzanine Loan), JPM, BOA, Citibank, Merrill, CS, GACC and Goldman have agreed to amend and restate the Existing Second Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Second Mezzanine Loan Agreement”), by and between Collateral Agent (Second Mezzanine Loan) and Second Mezzanine Borrower, in order to evidence certain modifications to the Second Mezzanine Loan. The Second Mezzanine Pledge Agreement, together with the Second Mezzanine Loan Agreement, the Second Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit C, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Second Mezzanine Loan Documents”;

WHEREAS, Third Mezzanine Borrower, Collateral Agent (Third Mezzanine Loan), JPM, BOA, Citibank, Merrill, CS, GACC and Goldman have agreed to amend and restate the Existing Third Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Third Mezzanine Loan Agreement”), by and between Collateral Agent (Third Mezzanine Loan) and Third Mezzanine Borrower, in order to evidence certain modifications to the Third Mezzanine Loan. The Third Mezzanine Pledge Agreement, together with the Third Mezzanine Loan Agreement, the Third Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit D, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Third Mezzanine Loan Documents”;

WHEREAS, Fourth Mezzanine Borrower, Collateral Agent (Fourth Mezzanine Loan), JPM, BOA, Citibank, Merrill, CS, GACC and Goldman have agreed to amend and restate the Existing Fourth Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fourth Mezzanine Loan Agreement”), by and between Collateral Agent (Fourth Mezzanine Loan) and Fourth Mezzanine Borrower, in order to evidence certain modifications to the Fourth Mezzanine Loan. The Fourth Mezzanine Pledge Agreement, together with the Fourth Mezzanine Loan Agreement, the Fourth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit E, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Fourth Mezzanine Loan Documents”;

WHEREAS, Fifth Mezzanine Borrower, Collateral Agent (Fifth Mezzanine Loan), Citibank, CS, GACC and Goldman have agreed to amend and restate the Existing Fifth Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Fifth Mezzanine Loan Agreement”), by and between Collateral Agent (Fifth Mezzanine Loan) and Fifth Mezzanine Borrower, in order to evidence certain modifications to the Fifth Mezzanine Loan. The Fifth Mezzanine Pledge Agreement, together with the Fifth Mezzanine Loan Agreement, the Fifth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit F, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Fifth Mezzanine Loan Documents”;

WHEREAS, Sixth Mezzanine Borrower, Collateral Agent (Sixth Mezzanine Loan) and Sixth Mezzanine Lenders have agreed to amend and restate the Existing Sixth Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Sixth Mezzanine Loan Agreement”), by and between Collateral Agent (Sixth Mezzanine Loan) and Sixth Mezzanine Borrower, in order to evidence certain modifications to the Sixth Mezzanine Loan. The Sixth Mezzanine Pledge Agreement, together with the Sixth Mezzanine Loan Agreement, the Sixth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit G, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Sixth Mezzanine Loan Documents”;

WHEREAS, Seventh Mezzanine Borrower, Collateral Agent (Seventh Mezzanine Loan), CS and Goldman have agreed to amend and restate the Existing Seventh Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Seventh Mezzanine Loan Agreement”), by and between Collateral Agent (Seventh Mezzanine Loan) and Seventh Mezzanine Borrower, in order to evidence certain modifications to the Seventh Mezzanine Loan. The Seventh Mezzanine Pledge Agreement, together with the Seventh Mezzanine Loan Agreement, the Seventh Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit H, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Seventh Mezzanine Loan Documents”;

WHEREAS, Eighth Mezzanine Borrower, Collateral Agent (Eighth Mezzanine Loan) and Goldman have agreed to amend and restate the Existing Eighth Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Eighth Mezzanine Loan Agreement”), by and between Collateral Agent (Eighth Mezzanine Loan) and Eighth Mezzanine Borrower, in order to evidence certain modifications to the Eighth Mezzanine Loan. The Eighth Mezzanine Pledge Agreement, together with the Eighth Mezzanine Loan Agreement, the Eighth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit I, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Eighth Mezzanine Loan Documents”;

WHEREAS, Ninth Mezzanine Borrower, Collateral Agent (Ninth Mezzanine Loan) and Goldman have agreed to amend and restate the Existing Ninth Mezzanine Loan Agreement in its entirety pursuant to, and in accordance with, that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the “Ninth Mezzanine Loan Agreement”), by and between Collateral Agent (Ninth Mezzanine Loan) and Ninth Mezzanine Borrower, in order to evidence certain modifications to the Ninth Mezzanine Loan. The Ninth Mezzanine Pledge Agreement, together with the Ninth Mezzanine Loan Agreement, the Ninth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit I, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are collectively referred to as, the “Ninth Mezzanine Loan Documents”;

WHEREAS, Senior Lender and Junior Lenders desire to enter into this Agreement to provide for the relative priority of, and to evidence certain agreements with respect to, the Senior Loan Documents, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents on the terms and conditions hereinbelow set forth.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender and Junior Lenders hereby agree as follows:

Section 1. Certain Definitions; Rules of Construction. (a) As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Covered Junior Loans” has the meaning provided in Section 14(c) hereof.

“Additional Insolvency Opinion”, with respect to the Senior Loan, has the meaning set forth in the Senior Loan Agreement and, with respect to the Junior Loans, has the meaning set forth in the respective Junior Loan Agreements.

“Affiliate” means, as to any particular Person (as hereinafter defined), any Person directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

“Affiliate Holder” shall mean any Person that both:

(i) (A) is Senior Borrower or any Junior Borrower or any Affiliate of any of them or (B) managed or is sponsored by Senior Borrower or any Junior Borrower or any Affiliate of any of them (including, without limitation, any fund or investment vehicle managed or sponsored by any Affiliate of Senior Borrower or of any Junior Borrower) or (C) together with any Affiliate of such Person, owns, directly or indirectly, thirty-one percent (31%) or more than thirty-one percent (31%) of an economic, legal or other beneficial interest in Senior Borrower or any Junior Borrower, or (D) has the power, directly or indirectly, to direct or cause the direction of the management or policies of Senior Borrower or any Junior Borrower, whether through the ability to exercise voting power, by contract or otherwise; and

(ii) (A) is the direct or indirect holder of any portion of, or any legal, economic, beneficial or other interest in, a Junior Loan or the Senior Loan (including, but not limited to, any option, put, call, warrant or similar right), whether as a co-lender, participant, noteholder or otherwise, or (B) has the power, directly or indirectly, to direct or cause the direction or management of a Junior Lender or the Senior Lender, through the exercise of voting rights, contract rights or otherwise;

provided, however, that an Affiliate Lender that holds a Junior Loan or the Senior Loan, as applicable, shall not also constitute or be deemed an Affiliate Holder with respect to such Junior Loan or Senior Loan held by it, although such Affiliate Lender may also be an Affiliate Holder with respect to any other Junior Loan or Senior Loan with respect to which it is not an Affiliate Lender; and, provided further, for the avoidance of doubt, that a Person that acquires, directly or indirectly, not more (when aggregated with the interests of its Affiliates) than a thirty-one percent (31%) economic, legal or other beneficial interest in the Senior Borrower or any Junior Borrower solely as a result of a foreclosure (or transfer-in-lieu thereof) on a Junior Loan shall not be deemed (x) an Affiliate for purposes of clause (i)(A) or clause (i)(B) of the definition of Affiliate Holder or (y) to satisfy the requirements of clause (i)(D) of the definition of Affiliate Holder, in each case, solely as a result of its ability to exercise the voting, approval, consent and other rights of (i) a Junior Loan Holder under the Co-Lender Agreement for such Junior Loan or (ii) an equity holder under the agreement(s) required under Section 6(d) of such Co-Lender Agreement to be entered into by the Junior Loan Holders of such Junior Loan or the related equity holders in the event of a foreclosure of such Junior Loan or a transfer-in-lieu thereof (any such agreement, a “Replacement Agreement” for purposes of this proviso), as long as such Co-Lender Agreement or any such Replacement Agreement shall not provide such Person (or its Affiliates) with additional voting, approval, consent or other rights other than those set forth in or otherwise contemplated by the terms of such Co-Lender Agreement as of the date hereof that would otherwise result, in the absence of this proviso, in such Person satisfying (x) the definition of Affiliate for purposes of clause (i)(A) or clause (i)(B) of the definition of Affiliate Holder or (y) the requirements of clause (i)(D) of the definition of Affiliate Holder.

“Affiliate Lender” means any Person (or group of Persons) that both:

(i) (A) is Senior Borrower or any Junior Borrower or any Affiliate of any of them or (B) is managed or sponsored by Senior Borrower or any Junior Borrower or any Affiliate of any of them (including, without limitation, any fund or investment vehicle managed or sponsored by any Affiliate of Senior Borrower or of any Junior Borrower) or (C) together with any Affiliate of such Person, owns, directly or indirectly, thirty-one percent (31%) or more than thirty-one percent (31%) of an economic, legal or other beneficial interest in Senior Borrower or any Junior Borrower, or (D) has the power, directly or indirectly, to direct or cause the direction of the management or policies of Senior Borrower or any Junior Borrower, whether through the ability to exercise voting power, by contract or otherwise; and

(ii) is the holder of one hundred percent (100%) of a Junior Loan or the Senior Loan;

provided, for the avoidance of doubt, that a Person that acquires, directly or indirectly, not more (when aggregated with the interests of its Affiliates) than a thirty-one percent (31%) economic, legal or other beneficial interest in the Senior Borrower or any Junior Borrower solely as a result of a foreclosure (or transfer-in-lieu thereof) on a Junior Loan shall not be deemed (x) an Affiliate for purposes of clause (i)(A) or clause (i)(B) of the definition of Affiliate Lender or (y) to satisfy the requirements of clause (i)(D) of the definition of Affiliate Lender, in each case, solely as a result of its ability to exercise the voting, approval, consent and other rights of (i) a Junior Loan Holder under the Co-Lender Agreement for such Junior Loan or (ii) an equity holder under the agreement(s) required under Section 6(d) of such Co-Lender Agreement to be entered into by the Junior Loan Holders of such Junior Loan or the related equity holders in the event of a foreclosure of such Junior Loan or a transfer-in-lieu thereof (any such agreement, a “Replacement Agreement” for purposes of this proviso), as long as such Co-Lender Agreement or any such Replacement Agreement shall not provide such Person (or its Affiliates) with additional voting, approval, consent or other rights other than those set forth in or otherwise contemplated by the terms of such Co-Lender Agreement as of the date hereof that would otherwise result, in the absence of this proviso, in such Person satisfying (x) the definition of Affiliate for purposes of clause (i)(A) or clause (i)(B) of the definition of Affiliate Lender or (y) the requirements of clause (i)(D) of the definition of Affiliate Lender.

“Affiliate Loan” means (i) in the case of a Junior Loan, a Junior Loan that is (and for so long as it is) owned by an Affiliate Lender, and (ii) in the case of the Senior Loan, the Senior Loan if it is (and for so long as it is) owned by an Affiliate Lender.

“Affiliate Participation Action” has the meaning set forth in Section 37 hereof.

“Agreement” means this Agreement, as the same may be amended and in effect from time to time, pursuant to the terms hereof.

“Award” has the meaning set forth in Section 10(e) hereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §101, et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights or any other Federal or state bankruptcy or insolvency law.

“Bear” means Bear Stearns Commercial Mortgage, Inc., a New York Corporation.

“BOA” means Bank of America, N.A., a national banking association, and its successors in interest.

“Borrower Group” has the meaning set forth in Section 11(d)(ii) hereof.

“Business Day” has the meaning provided in the Senior Loan Agreement.

“CDO” has the meaning set forth in the definition of the term “Qualified Transferee”.

“CDO Asset Manager” means, with respect to any Securitization Vehicle (hereinafter defined) that is a CDO, the entity that is responsible for managing or administering the Senior Loan (or any interest therein) or any Junior Loan (or any interest therein) as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of a Junior Loan or the Senior Loan, as applicable).

“Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in all or any portion of the Senior Loan or in a pool of mortgage loans including the Senior Loan or any portion thereof and issued in connection with a Securitization of all or any portion of the Senior Loan.

“Citibank” means Citibank, N.A., a national banking association, and its successors in interest.

“Co-Lender Agreement” means, collectively, or individually as the context shall require, (i) in the case of the Senior Loan, that certain Agreement Among Mortgage Noteholders dated as of the date hereof, among the existing holders of the Senior Note, (ii) in the case of the First Mezzanine Loan, that certain Agreement Among First Mezzanine Noteholders (First Mezzanine Loan) dated as of the date hereof, among the existing holders of the First Mezzanine Note, (iii) in the case of the Second Mezzanine Loan, that certain Agreement Among Second Mezzanine Noteholders (Second Mezzanine Loan) dated as of the date hereof, among the existing holders of the Second Mezzanine Note, (iv) in the case of the Third Mezzanine Loan, that certain Agreement Among Third Mezzanine Noteholders (Third Mezzanine Loan) dated as of the date hereof, among the existing holders of the Third Mezzanine Note, (v) in the case of the Fourth Mezzanine Loan, that certain Agreement Among Fourth Mezzanine Noteholders (Fourth Mezzanine Loan) dated as of the date hereof, among the existing holders of the Fourth Mezzanine Note, (vi) in the case of the Fifth Mezzanine Loan, that certain Agreement Among Fifth Mezzanine Noteholders (Fifth Mezzanine Loan) dated as of the date hereof, among the existing holders of the Fifth Mezzanine Note, (vii) in the case of the Sixth Mezzanine Loan, that certain Agreement Among Sixth Mezzanine Noteholders (Sixth Mezzanine Loan) dated as of the date hereof, among the existing holders of the Sixth Mezzanine Note, (viii) in the case of the Seventh Mezzanine Loan, that certain Agreement Among Seventh Mezzanine Noteholders (Seventh Mezzanine Loan) dated as of the date hereof, among the existing holders of the Seventh Mezzanine Note, (ix) in the case of the Eighth Mezzanine Loan, that certain co-lender agreement, if any, executed by the Eighth Mezzanine Lenders in accordance with Section 5(e) hereof, and (x) in the case of the Ninth Mezzanine Loan, that certain co-lender agreement, if any, executed by the Ninth Mezzanine Lenders in accordance with Section 5(e) hereof, in each case as each or any of the foregoing may be amended, modified, supplemented, renewed, restated or replaced from time to time.

“Collateral Agent” means, collectively, Collateral Agent (Senior Loan), Collateral Agent (First Mezzanine Loan), Collateral Agent (Second Mezzanine Loan), Collateral Agent (Third Mezzanine Loan), Collateral Agent (Fourth Mezzanine Loan), Collateral Agent (Fifth Mezzanine Loan), Collateral Agent (Sixth Mezzanine Loan), Collateral Agent (Seventh Mezzanine Loan), Collateral Agent (Eighth Mezzanine Loan) and Collateral Agent (Ninth Mezzanine Loan), unless the context otherwise requires, in which case it shall mean either Collateral Agent (Senior Loan), Collateral Agent (First Mezzanine Loan), Collateral Agent (Second Mezzanine Loan), Collateral Agent (Third Mezzanine Loan), Collateral Agent (Fourth Mezzanine Loan), Collateral Agent (Fifth Mezzanine Loan), Collateral Agent (Sixth Mezzanine Loan), Collateral Agent (Seventh Mezzanine Loan), Collateral Agent (Eighth Mezzanine Loan) or Collateral Agent (Ninth Mezzanine Loan), individually.

“Collateral Agent (Eighth Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Eighth Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Eighth Mezzanine Loan Agreement.

“Collateral Agent (Fifth Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Fifth Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Fifth Mezzanine Loan Agreement.

“Collateral Agent (First Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the First Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the First Mezzanine Loan Agreement.

“Collateral Agent (Fourth Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Fourth Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Fourth Mezzanine Loan Agreement.

“Collateral Agent (Ninth Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Ninth Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Ninth Mezzanine Loan Agreement.

“Collateral Agent (Second Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Second Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Second Mezzanine Loan Agreement.

“Collateral Agent (Senior Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Senior Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Senior Loan.

“Collateral Agent (Seventh Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Seventh Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Seventh Mezzanine Loan Agreement.

“Collateral Agent (Sixth Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Ninth Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Sixth Mezzanine Loan Agreement.

“Collateral Agent (Third Mezzanine Loan)” shall mean Bank of America, N.A., in its capacity as the Collateral Agent under the Third Mezzanine Loan Agreement, together with its successors and assigns, or any replacement Collateral Agent appointed in accordance with the Third Mezzanine Loan Agreement.

“Conduit” has the meaning set forth in Section 16(b) hereof.

“Conduit Credit Enhancer” has the meaning set forth in Section 16(b)(i) hereof.

“Conduit Inventory Loan” has the meaning set forth in Section 16(b)(i) hereof.

“Control” means (i) except as described in the immediately following subclause (ii), the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise and (ii) for purposes of the use of the word “Affiliate” in the definition of Affiliate Holder or Affiliate Lender hereunder or in Sections 5 and 16, the last sentence of Section 11(d)(iii) and the last sentence of Section 11(d)(v) hereof only, either (y) the ownership, directly or indirectly, in the aggregate of twenty-five percent (25%) or more of the beneficial ownership interest of an entity, or, with respect to the determination of whether a Person satisfied the definition of Affiliate Holder or Affiliate Lender solely as a result of its foreclosure on any Junior Loan or interest therein or a transfer-in-lieu thereof, the ownership, directly or indirectly, in the aggregate of thirty-one percent (31%) or more of the beneficial ownership interest of an entity, or (z) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meaning thereto.

“Credit Suisse” means Credit Suisse, Cayman Islands Branch, and its successors in interest.

“Deed in Lieu” has the meaning set forth in Section 14(b) hereof.

“Directing Junior Lender” has the meaning set forth in Section 5(d) hereof.

“Directing Senior Lender” has the meaning set forth in Section 5(c) hereof.

“Disqualified Transferee” has the meaning set forth in Section 5(f)(ii) hereof.

“Eighth Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Eighth Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Eighth Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Eighth Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Eighth Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Eighth Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Eighth Mezzanine Borrower under any Eighth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Eighth Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Eighth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Eighth Mezzanine Borrower to Eighth Mezzanine Lender, Collateral Agent (Eighth Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Eighth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Eighth Mezzanine Borrower to Eighth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Eighth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Eighth Mezzanine Note” has the meaning assigned to the term “Note” in the Eighth Mezzanine Loan Agreement.

“Eighth Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $650,000,000 and (except with respect to a pension advisory firm, asset manager (including a CDO Asset Manager) or similar fiduciary) capital/statutory surplus or shareholder’s equity of at least $250,000,000 and (ii) is regularly engaged in the business of making or owning (including indirectly through REMIC bonds and/or securitizations) commercial real estate loans or interests therein (including, without limitation, “B” notes, participations and mezzanine loans with respect to commercial real estate and loans held through repurchase transactions) or owning or managing (including indirectly through funds under management) commercial real estate properties.

“Enforcement Action” means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or any one of them or any portion thereof, or Senior Borrower, including, without limitation, the taking of possession or control of the Premises or any one of them or any portion thereof, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving notices of default and statements of overdue amounts) or (iii) exercise of any right or remedy available to Senior Lender under the Senior Loan Documents at law, in equity or otherwise with respect to Senior Borrower and/or the Premises or any one of them or any portion thereof.

“Equity Collateral” means the equity interests in Senior Borrower or any Junior Borrower and all other collateral, products, proceeds, rights and remedies granted or pledged pursuant to any of the Junior Loan Documents, as the context may require.

“Equity Collateral Enforcement Action” means any action or proceeding or other exercise of a Junior Lender’s rights and remedies exercised by such Junior Lender or by the related Collateral Agent on its behalf, in law or in equity or otherwise, in order to realize upon the Equity Collateral (including, without limitation, an assignment in lieu of foreclosure or other negotiated settlement in lieu of any such enforcement action) other than the giving of notices of default and statements of overdue amounts.

“Event of Default” as used herein means (i) with respect to the Senior Loan and the Senior Loan Documents, any “Event of Default” (as defined in the Senior Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Senior Borrower, waived by Senior Lender in accordance with the terms of the Senior Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (ii) with respect to the First Mezzanine Loan and the First Mezzanine Loan Documents, any “Event of Default” (as defined in the First Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by First Mezzanine Borrower, waived by First Mezzanine Lender in accordance with the terms of the First Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (iii) with respect to the Second Mezzanine Loan and the Second Mezzanine Loan Documents, any “Event of Default” (as defined in the Second Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Second Mezzanine Borrower, waived by Second Mezzanine Lender in accordance with the terms of the Second Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (iv) with respect to the Third Mezzanine Loan and the Third Mezzanine Loan Documents, any “Event of Default” (as defined in the Third Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Third Mezzanine Borrower, waived by Third Mezzanine Lender in accordance with the terms of the Third Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (v) with respect to the Fourth Mezzanine Loan and the Fourth Mezzanine Loan Documents, any “Event of Default” (as defined in the Fourth Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Fourth Mezzanine Borrower, waived by Fourth Mezzanine Lender in accordance with the terms of the Fourth Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (vi) with respect to the Fifth Mezzanine Loan and the Fifth Mezzanine Loan Documents, any “Event of Default” (as defined in the Fifth Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Fifth Mezzanine Borrower, waived by Fifth Mezzanine Lender in accordance with the terms of the Fifth Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (vii) with respect to the Sixth Mezzanine Loan and the Sixth Mezzanine Loan Documents, any “Event of Default” (as defined in the Sixth Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Sixth Mezzanine Borrower, waived by Sixth Mezzanine Lender in accordance with the terms of the Sixth Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (viii) with respect to the Seventh

Mezzanine Loan and the Seventh Mezzanine Loan Documents, any “Event of Default” (as defined in the Seventh Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Seventh Mezzanine Borrower, waived by Seventh Mezzanine Lender in accordance with the terms of the Seventh Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (ix) with respect to the Eighth Mezzanine Loan and the Eighth Mezzanine Loan Documents, any “Event of Default” (as defined in the Eighth Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Eighth Mezzanine Borrower, waived by Eighth Mezzanine Lender in accordance with the terms of the Eighth Mezzanine Loan Documents and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); and (x) with respect to the Ninth Mezzanine Loan and the Ninth Mezzanine Loan Documents, any “Event of Default” (as defined in the Ninth Mezzanine Loan Agreement) thereunder which has occurred and is continuing (i.e., has not been cured by Ninth Mezzanine Borrower or waived by Ninth Mezzanine Lender in accordance with the terms of the Ninth Mezzanine Loan Documents).

“Extended Monetary Cure Period” has the meaning set forth in Section 12(a)(i) hereof.

“Extended Non-Monetary Cure Period” has the meaning set forth in Section 12(a)(ii) hereof.

“Fifth Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Fifth Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Fifth Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Fifth Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Fifth Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Fifth Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Fifth Mezzanine Borrower under any Fifth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Fifth Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Fifth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Fifth Mezzanine Borrower to Fifth Mezzanine Lender, Collateral Agent (Fifth Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Fifth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Fifth Mezzanine Borrower to Fifth Mezzanine

Lender now existing or hereafter incurred, created and arising from or relating to the Fifth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Fifth Mezzanine Note” has the meaning assigned to the term “Note” in the Fifth Mezzanine Loan Agreement.

“Fifth Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“First Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“First Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of the First Mezzanine Borrower under any First Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the First Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the First Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of the First Mezzanine Borrower to First Mezzanine Lender, Collateral Agent (First Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the First Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of First Mezzanine Borrower to First Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the First Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“First Mezzanine Note” has the meaning assigned to the term “Note” in the First Mezzanine Loan Agreement.

“First Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Fitch” means Fitch, Inc., and its successors in interest.

“Fourth Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Fourth Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Fourth Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Fourth Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Fourth Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Fourth Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Fourth Mezzanine Borrower under any Fourth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Fourth Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Fourth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Fourth Mezzanine Borrower to Fourth Mezzanine Lender, Collateral Agent (Fourth Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Fourth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Fourth Mezzanine Borrower to Fourth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Fourth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Fourth Mezzanine Note” has the meaning assigned to the term “Note” in the Fourth Mezzanine Loan Agreement.

“Fourth Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“GACC” means German American Capital Corporation, a Maryland corporation, and its successors in interest.

“Goldman” means Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

“Guarantor” has the meaning provided in Section 6(b) hereof.

“Guaranty Claim” has the meaning provided in Section 6(b) hereof.

“HET” has the meaning set forth in Section 38 hereof.

“Indemnified Lenders” has the meaning provided in Section 5(f) hereof.

“Individual Property” has the meaning set forth in the Senior Loan Agreement.

“Initial Junior Loan Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii).

“Intervening Trust Vehicle” shall mean with respect to any Securitization Vehicle that is a CDO, a trust vehicle or entity which holds the Senior Loan (or any interest therein) or a Junior Loan (or any interest therein) as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“JPMorgan” mean JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, and its successors in interest.

“Junior Borrower” means, collectively, First Mezzanine Borrower, Second Mezzanine Borrower, Third Mezzanine Borrower, Fourth Mezzanine Borrower, Fifth Mezzanine Borrower, Sixth Mezzanine Borrower, Seventh Mezzanine Borrower, Eighth Mezzanine Borrower and Ninth Mezzanine Borrower, unless the context otherwise requires, in which case it shall mean either First Mezzanine Borrower, Second Mezzanine Borrower, Third Mezzanine Borrower, Fourth Mezzanine Borrower, Fifth Mezzanine Borrower, Sixth Mezzanine Borrower, Seventh Mezzanine Borrower, Eighth Mezzanine Borrower or Ninth Mezzanine Borrower, as applicable.

“Junior Borrower Group” has the meaning provided in Section 11(d)(iv) hereof.

“Junior Lender” means, collectively, First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Lender, Seventh Mezzanine Lender, Eighth Mezzanine Lender and Ninth Mezzanine Lender, unless the context otherwise requires, in which case it shall mean either First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Lender, Seventh Mezzanine Lender, Eighth Mezzanine Lender or Ninth Mezzanine Lender, individually. As the context requires, Junior Lenders shall have the following order of priority: (i) first, First Mezzanine Lender; (ii) second, Second Mezzanine Lender; (iii) third, Third Mezzanine Lender; (iv) fourth, Fourth Mezzanine Lender; (v) fifth, Fifth Mezzanine Lender, (vi) sixth, Sixth Mezzanine Lender, (vii) seventh, Seventh Mezzanine Lender, (viii) eighth, Eighth Mezzanine Lender and (ix) ninth, Ninth Mezzanine Lender.

“Junior Loan” means, collectively, First Mezzanine Loan, Second Mezzanine Loan, Third Mezzanine Loan, Fourth Mezzanine Loan, Fifth Mezzanine Loan, Sixth Mezzanine Loan, Seventh Mezzanine Loan, Eighth Mezzanine Loan and Ninth Mezzanine Loan, unless the context otherwise requires, in which case it shall mean either First Mezzanine Loan, Second Mezzanine Loan, Third Mezzanine Loan, Fourth Mezzanine Loan, Fifth Mezzanine Loan, Sixth Mezzanine Loan, Seventh Mezzanine Loan, Eighth Mezzanine Loan or Ninth Mezzanine Loan, individually.

“Junior Loan Agreement” means, collectively, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement or the Ninth Mezzanine Loan Agreement, individually.

“Junior Loan Default Notice” has the meaning provided in Section 12(b) hereof.

“Junior Loan Documents” means, collectively, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents or the Ninth Mezzanine Loan Documents, individually.

“Junior Loan Extended Monetary Cure Period” has the meaning provided in Section 12(b)(i) hereof.

“Junior Loan Extended Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii) hereof.

“Junior Loan Holder” means the holder of an interest in a Junior Loan.

“Junior Loan Liabilities” means, collectively, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities, the Seventh Mezzanine Loan Liabilities, the Eighth Mezzanine Loan Liabilities and the Ninth Mezzanine Loan Liabilities, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities, the Seventh Mezzanine Loan Liabilities, the Eighth Mezzanine Loan Liabilities or the Ninth Mezzanine Loan Liabilities, individually.

“Junior Loan Modification” has the meaning provided in Section 8(b) hereof.

“Junior Loan Monetary Cure Period” has the meaning provided in Section 12(b)(i) hereof.

“Junior Loan Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii) hereof.

“Junior Loan Purchase Option Event” has the meaning provided in Section 14(c) hereof.

“Junior Note” means, collectively, the First Mezzanine Note, the Second Mezzanine Note, the Third Mezzanine Note, the Fourth Mezzanine Note, the Fifth Mezzanine Note, the Sixth Mezzanine Note, the Seventh Mezzanine Note, the Eighth Mezzanine Note and the Ninth Mezzanine Note, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Note, the Second Mezzanine Note, the Third Mezzanine Note, the Fourth Mezzanine Note, the Fifth Mezzanine Note, the Sixth Mezzanine Note, the Seventh Mezzanine Note, the Eighth Mezzanine Note or the Ninth Mezzanine Note, individually.

“Junior Purchase Notice” has the meaning provided in Section 14(c) hereof.

“Loan Liabilities” means, collectively, the Senior Loan Liabilities and the Junior Loan Liabilities, unless the context otherwise requires, in which case it shall mean either the Senior Loan Liabilities or the Junior Loan Liabilities, individually.

“Loan Pledgee” has the meaning set forth in Section 16(a) hereof.

“Loan Purchase Price” has the meaning set forth in Section 14(a) hereof.

“Merrill” means Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, and its successors in interest.

“Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(i) for a monetary default identified in a Senior Loan Default Notice.

“Moody’s” means Moody’s Investor Service, Inc., and its successors in interest.

“Morgan Stanley” means Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company, and its successors in interest.

“Mortgage” or “Mortgages” has the meaning assigned to the term “Security Instrument” in the Senior Loan Agreement.

“Ninth Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Ninth Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Ninth Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Ninth Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Ninth Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Ninth Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Ninth Mezzanine Borrower under any Ninth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Ninth Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Ninth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Ninth Mezzanine Borrower to Ninth Mezzanine Lender, Collateral Agent (Ninth Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Ninth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Ninth Mezzanine Borrower to Ninth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Ninth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Ninth Mezzanine Note” has the meaning assigned to the term “Note” in the Ninth Mezzanine Loan Agreement.

“Ninth Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“NJCCC” has the meaning set forth in Section 5(f)(i) hereof.

“Non-Affiliate Holder” shall mean the holder of any interest in a Junior Loan or the Senior Loan (whether as a co-lender, participant, noteholder or otherwise) that is not an Affiliate Holder or an Affiliate Lender.

“Non-Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(ii) for a non-monetary default identified in a Senior Loan Default Notice.

“Note Sales Agreement” has the meaning given to such term in the Senior Loan Agreement.

“Notice” shall have the meaning set forth in Section 18 hereof.

“Operating Company” shall have the meaning set forth in the Senior Loan Agreement.

“Operating Lease” shall have the meaning set forth in the Senior Loan Agreement.

“Optioned Junior Lender” has the meaning provided in Section 14(c) hereof.

“Optioned Junior Loan” has the meaning provided in Section 14(c) hereof.

“Originating Lenders” means, collectively, JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Merrill Lynch Mortgage Lending, Inc., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Morgan Stanley Mortgage Capital Holdings LLC and Goldman Sachs Mortgage Company.

“Permitted Fund Manager” means any Person that on the date of determination is not subject to a Proceeding and is (a) any of (i) one of the entities listed on Exhibit K or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) an entity that is a Qualified Transferee pursuant to clause (ii)(A), (B), (C), (D) or (G) of the definition thereof or (iii) any Junior Lender, and (b) investing through a fund with or that has capital or committed capital of at least $250,000,000.

“Permitted Investment Fund” has the meaning set forth in the definition of Qualified Transferee.

“Permitted Transferee” has the meaning set forth in Section 5(f)(i) hereof.

“Person” means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof) endowment fund or any other form of entity and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Pledge” has the meaning set forth in Section 16(a) hereof.

“Pledge Agreement” means, collectively, the First Mezzanine Pledge Agreement, the Second Mezzanine Pledge Agreement, the Third Mezzanine Pledge Agreement, the Fourth Mezzanine Pledge Agreement, the Fifth Mezzanine Pledge Agreement, the Sixth Mezzanine Pledge Agreement, the Seventh Mezzanine Pledge Agreement, the Eighth Mezzanine Pledge Agreement and the Ninth Mezzanine Pledge Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Pledge Agreement, the Second Mezzanine Pledge Agreement, the Third Mezzanine Pledge Agreement, the Fourth Mezzanine Pledge Agreement, the Fifth Mezzanine Pledge Agreement, the Sixth Mezzanine Pledge Agreement, the Seventh Mezzanine Pledge Agreement, the Eighth Mezzanine Pledge Agreement or the Ninth Mezzanine Pledge Agreement, individually.

“Policies” has the meaning provided in Section 10(f) hereof.

“Premises” has the meaning set forth in the Recitals hereto.

“Proceeding” has the meaning set forth in Section 11(d)(i) hereof.

“Proposed Transferee” has the meaning set forth in Section 5(f)(i) hereof.

“Protective Advances” means all sums advanced for the purpose of payment of real estate taxes (including special assessments or payments in lieu of real estate taxes),

maintenance costs, common charges, insurance premiums, rent or other payments due under any ground lease and/or any operating lease or other items (including capital expenses and leasing costs such as (without limitation) leasing commissions and tenant improvement allowances) reasonably necessary to protect any of the Premises or the Separate Collateral, respectively, or any portion thereof (including, but not limited to, all reasonable attorneys’ fees, costs relating to the entry upon the Premises or any portion thereof to make repairs and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Senior Lender or the applicable Senior Junior Lender appears to be prior or superior to the Senior Loan Documents or the applicable Senior Junior Loan Documents) from forfeiture, casualty, loss or waste or to protect, preserve or defend the lien of the Senior Loan Documents or any of the Junior Loan Documents, as applicable, including, with respect to a Junior Loan, amounts advanced by a Junior Lender to effect a cure in accordance with Section 12 hereof.

“Purchase Notice” has the meaning set forth in Section 14(a) hereof.

“Purchase Option Event” has the meaning set forth in Section 14(a) hereof.

“Qualified Operating Company” means (a) with respect to the Casino Components, any reputable, experienced professional management company that is duly licensed by all applicable Gaming Authorities and any other applicable Governmental Authorities and which directly, or through one or more Affiliates, shall have experience in the management of casino and other gaming facilities substantially similar to the Casino Components, and with respect to any portion of the Premises other than the Casino Components, any reputable and experienced professional management company which directly, or through one or more Affiliates, shall have experience in the management of facilities of a relevant nature, or (b) any other Person approved by the most senior Junior Lender in its reasonable discretion not to be unreasonably withheld (or the second most senior Junior Lender, if the most senior Junior Lender fails to respond to the request for approval, or the third most senior Junior Lender, if the second most senior Junior Lender fails to respond to the request for approval, and so forth until approval shall be obtained). For purposes of this definition, capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Senior Loan Agreement.

“Qualified Transferee” means (i) (A) JPMorgan or an Affiliate of JPMorgan, (B) Credit Suisse or an Affiliate of Credit Suisse, (C) BOA or an Affiliate of BOA, (D) Citibank or an Affiliate of Citibank, (E) Merrill or an Affiliate of Merrill, (F) GACC or an Affiliate of GACC, (G) Morgan Stanley or an Affiliate of Morgan Stanley, and (H) Goldman or an Affiliate of Goldman, and (ii) one or more of the following:

(A) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;

(B) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;

(C) an institution substantially similar to any of the foregoing entities described in clause (ii)(A), (ii)(B) or (ii)(F) that satisfies the Eligibility Requirements;

(D) any entity Controlled by, Controlling or under common Control with any of the entities described in clause (ii)(A), (ii)(B) or (ii)(C) above or clauses (ii)(F) or (ii)(G) below;

(E) a Qualified Trustee (or in the case of a CDO, a single purpose bankruptcy remote entity which contemporaneously assigns or pledges its interest in a Junior Loan or a participation interest therein (or any portion thereof), or the Senior Loan or a participation interest therein (or any portion thereof), to a Qualified Trustee) in connection with (aa) a securitization of, (bb) the creation of collateralized debt obligations (“CDO”) secured by, or (cc) a financing through an “owner trust” of a Junior Loan or any interest therein or the Senior Loan or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) if the Senior Loan or an interest therein is deposited in a Securitization Vehicle, (i) more than ninety percent (90%) of the securities, certificates or other instruments representing interests therein are and continue to be owned by the Securitizing Lender or one or more of is Affiliates, and (ii) such Securitization Vehicle is managed (through contract or otherwise) by, at all times following the related Transfer, such Securitizing Lender or an Affiliate thereof; (2) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies that assigned a rating to one or more classes of securities issued in connection with a Securitization (provided, that if there are more than three Rating Agencies that assigned a rating to a class or classes of securities in connection with a Securitization, then no more than three such Rating Agencies shall be required to have rated the subject class of securities issued by the Securitization Vehicle at least investment grade; and provided, further, that if the Rating Agencies that assigned a rating to a class or classes of securities in connection with a Securitization include S&P, Moody’s and/or Fitch, then those Rating Agencies (or at least two of them if all three are involved) must be among the three Rating Agencies that rated the subject class of securities issued by such Securitization Vehicle at least investment grade); it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, Rating Agency Confirmation will not be required in connection with a transfer of the Junior Loan or any interest therein to such Securitization Vehicle; (3) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has the Required Special Servicer Rating at the time of Transfer and the related transaction documents for such Securitization Vehicle require that any successor have the Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Junior Loan or any interest therein, or the Senior Loan or any interest therein, in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (4) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Transferee, are each Qualified Transferees under clause (ii)(A), (B), (C), (D), (F) or (G) of this definition;

(F) an investment fund, limited liability company, limited partnership, general partnership or similar investment vehicle, either (aa) with capital or committed capital of at least $250,000,000.00 (a “Permitted Investment Fund”) where a Permitted Fund Manager acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more of the following: a Qualified Transferee, an institutional “accredited investor”, within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a “qualified institutional buyer” or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934, as amended, provided such institutional “accredited investors” or “qualified institutional buyers” that are used to satisfy the 50% test set forth above in this clause (F) satisfy the financial tests in clause (i) of the definition of Eligibility Requirements, or (bb) that is sponsored by a federal government entity and that either issues debt that is guaranteed by a federal government entity and/or as to which certain of the equity interests are owned, directly or indirectly, by a federal government entity; or

(G) any Person for which the Rating Agencies have issued a Rating Agency Confirmation with respect to such Transfer.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two (2) rating categories of S&P and either Fitch or Moody’s (provided, however, if the Senior Loan has been securitized, the rating requirement of any agency not a Rating Agency will be disregarded).

“Rated Final Distribution Date” has the meaning set forth in the pooling and/or servicing agreement pursuant to which the Senior Loan is Securitized and serviced until such time that the Senior Loan is no longer subject to such pooling and/or servicing agreement.

“Rating Agencies” shall mean, (i) prior to the first Securitization of all or any portion of the Senior Loan, collectively, S&P, Moody’s and Fitch, and any other nationally-recognized statistical rating agency which has been designated by Senior Lender and, (ii) after the Securitization of all or any portion of the Senior Loan, any of the foregoing that have rated any of the Certificates.

“Rating Agency Confirmation” means a written affirmation from each of the Rating Agencies that the credit rating of the Certificates assigned by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event. In the event that (i) no Certificates are outstanding and/or none of the Senior Loan is a part of a Securitization, then any action that would (pursuant to the provisions of this Agreement) require a Rating Agency Confirmation shall instead require the consent of the Senior Lender, which consent shall not be unreasonably withheld or delayed, and/or (ii) only a portion of the Senior Loan is a part of a Securitization, then any action that would (pursuant to the provisions of this Agreement) require a Rating Agency Confirmation shall require both a Rating Agency Confirmation with respect to such portion of the Senior Loan that is a part of a Securitization (as and to the effect described in the immediately preceding sentence) and the consent of the Senior Lender with respect to such portion of the Senior Loan that is not part of a Securitization, which consent shall not be unreasonably withheld or delayed. All fees and expenses of the Rating Agencies or a Senior Lender incurred in connection with any Rating Agency Confirmation required pursuant to this Agreement as the result of a request or action of a Junior Lender shall be paid by such Junior Lender.

“Redirection Notice” has the meaning set forth in Section 16(a) hereof.

“Repo Agreement” has the meaning set forth in Section 16(a) hereof.

“Requesting Senior Lender” has the meaning set forth in Section 15(i) hereof.

“Required Holders” shall mean, with respect to the Senior Loan and each Junior Loan, holders of 90% of the Senior Loan or Junior Loan, as applicable; provided, however, that if any amendment, modification or waiver hereunder would reduce the consent rights of the holders of the Senior Loan or any Junior Loan, then the Required Holders with respect to such Senior Loan or Junior Loan, as applicable, shall be holders of 100% of the Senior Loan or of such Junior Loan, as applicable.

“Required Special Servicer Rating” means a special servicer that (i) has a rating of “CSS3” in the case of Fitch, (ii) is on S&P’s Select Servicer List as a US Commercial Mortgage Special Servicer in the case of S&P and (iii) in the case of Moody’s, such special servicer is acting as special servicer for a loan in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities. The requirement of any agency not a Rating Agency shall be disregarded.

“Restricted Right” has the meaning set forth in Section 37 hereof.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Second Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Second Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Second Mezzanine Borrower under any Second Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Second Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Second Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender, Collateral Agent (Second Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Second Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Second Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Second Mezzanine Note” has the meaning assigned to the term “Note” in the Second Mezzanine Loan Agreement.

“Second Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Securitization” means the sale or securitization of the Senior Loan (or any portion thereof) in one or more transactions through the issuance of securities, which securities are rated by one or more of S&P, Moody’s and Fitch.

“Securitization Vehicle” has the meaning set forth in the definition of the term “Qualified Transferee”.

“Senior Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Senior Junior Borrowers” means (i) with respect to the First Mezzanine Loan, none of the other Junior Borrowers; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Borrower; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Borrower and the Second Mezzanine Borrower; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower and the Third Mezzanine Borrower; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower and the Fourth Mezzanine Borrower; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine

Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower and the Fifth Mezzanine Borrower; (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower and the Sixth Mezzanine Borrower; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower and the Eighth Mezzanine Borrower.

“Senior Junior Lenders” means (i) with respect to the First Mezzanine Loan, none of the other Junior Lenders; (ii) with respect to the Second Mezzanine Loan, First Mezzanine Lender; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Lender and the Second Mezzanine Lender; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender and the Third Mezzanine Lender; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender and the Fourth Mezzanine Lender; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender and the Fifth Mezzanine Lender; (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender and the Sixth Mezzanine Lender; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender, the Seventh Mezzanine Lender and the Eighth Mezzanine Lender. As the context requires, Senior Junior Lenders shall have the following order of priority: (i) first, the First Mezzanine Lender; (ii) second, the Second Mezzanine Lender; (iii) third, the Third Mezzanine Lender; (iv) fourth, the Fourth Mezzanine Lender; (v) fifth, the Fifth Mezzanine Lender; (vi) sixth, the Sixth Mezzanine Lender; (vii) seventh, the Seventh Mezzanine Lender; (viii) eighth, the Eighth Mezzanine Lender; and (ix) ninth, the Ninth Mezzanine Lender.

“Senior Junior Loan Agreements” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Agreements; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Agreement; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Agreement and the Second Mezzanine Loan Agreement; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement and the Third Mezzanine Loan Agreement; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement and the Fourth Mezzanine Loan Agreement; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement and the Fifth Mezzanine

Loan Agreement; (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement and the Sixth Mezzanine Loan Agreement; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement and the Eighth Mezzanine Loan Agreement. As the context requires, the Senior Junior Loan Agreements shall have the following order of priority: (i) first, the First Mezzanine Loan Agreement; (ii) second, the Second Mezzanine Loan Agreement; (iii) third, the Third Mezzanine Loan Agreement; (iv) fourth, the Fourth Mezzanine Loan Agreement; (v) fifth, the Fifth Mezzanine Loan Agreement; (vi) sixth, the Sixth Mezzanine Loan Agreement; (vii) seventh, the Seventh Mezzanine Loan Agreement; (viii) eighth, the Eighth Mezzanine Loan Agreement; and (ix) ninth, the Ninth Mezzanine Loan Agreement.

“Senior Junior Loan Documents” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Documents; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Documents; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Documents and the Second Mezzanine Loan Documents; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents and the Third Mezzanine Loan Documents; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents and the Fourth Mezzanine Loan Documents; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents and the Fifth Mezzanine Loan Documents; (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents and the Sixth Mezzanine Loan Documents; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents and the Eighth Mezzanine Loan Documents. As the context requires, the Senior Junior Loan Documents shall have the following order of priority: (i) first, the First Mezzanine Loan Documents; (ii) second, the Second Mezzanine Loan Documents; (iii) third, the Third Mezzanine Loan Documents; (iv) fourth, the Fourth Mezzanine Loan Documents; (v) fifth, the Fifth Mezzanine Loan Documents; (vi) sixth, the Sixth Mezzanine Loan Documents; (vii) seventh, the Seventh Mezzanine Loan Documents; (viii) eighth, the Eighth Mezzanine Loan Documents; and (ix) ninth, the Ninth Mezzanine Loan Documents.

“Senior Junior Loan Liabilities” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Liabilities; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Liabilities; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Liabilities and the Second Mezzanine Loan Liabilities; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities and the Third Mezzanine Loan Liabilities; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities and the Fourth Mezzanine Loan Liabilities; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities and the Fifth Mezzanine Loan Liabilities; (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities and the Sixth Mezzanine Loan Liabilities; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities and the Seventh Mezzanine Loan Liabilities; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities, the Seventh Mezzanine Loan Liabilities and the Eighth Mezzanine Loan Liabilities. As the context requires, the Senior Junior Loan Liabilities shall have the following order of priority: (i) first, the First Mezzanine Loan Liabilities; (ii) second, the Second Mezzanine Loan Liabilities; (iii) third, the Third Mezzanine Loan Liabilities; (iv) fourth, the Fourth Mezzanine Loan Liabilities; (v) fifth, the Fifth Mezzanine Loan Liabilities; (vi) sixth, the Sixth Mezzanine Loan Liabilities; (vii) seventh, the Seventh Mezzanine Loan Liabilities; (viii) eighth, the Eighth Mezzanine Loan Liabilities; and (ix) ninth, the Ninth Mezzanine Loan Liabilities.

“Senior Junior Loan Modification” has the meaning provided in Section 8(c) hereof.

“Senior Junior Loan Purchase Price” has the meaning provided in Section 14(a).

“Senior Junior Loans” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loans; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan and the Second Mezzanine Loan; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan and the Third Mezzanine Loan; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan and the Fourth Mezzanine Loan; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan and the Fifth Mezzanine Loan; (vii) with respect to the Seventh

Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan and the Sixth Mezzanine Loan; (viii) with respect to the Eighth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; and (ix) with respect to the Ninth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan and the Eighth Mezzanine Loan. As the context requires, Senior Junior Loans shall have the following order of priority: (i) first, the First Mezzanine Loan; (ii) second, the Second Mezzanine Loan; (iii) third, the Third Mezzanine Loan; (iv) fourth, the Fourth Mezzanine Loan; (v) fifth, the Fifth Mezzanine Loan, (vi) sixth, the Sixth Mezzanine Loan; (vii) seventh, the Seventh Mezzanine Loan; (viii) eighth, the Eighth Mezzanine Loan; and (ix) ninth, the Ninth Mezzanine Loan.

“Senior Lender” has the meaning set forth in the Recitals hereto.

“Senior Loan” has the meaning set forth in the Recitals hereto.

“Senior Loan Agreement” has the meaning set forth in the Recitals hereto.

“Senior Loan Default Notice” has the meaning set forth in Section 12(a) hereof.

“Senior Loan Documents” has the meaning set forth in the Recitals hereto.

“Senior Loan Holder” has the meaning set forth in Section 5(e).

“Senior Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Senior Borrower under any Senior Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding by or against or involving Senior Borrower, whether or not such interest would be allowed in such Proceeding), the Senior Loan, (ii) all other indebtedness, obligations and liabilities of Senior Borrower to Senior Lender, Collateral Agent (Senior Loan) or any servicer now existing or hereafter incurred or created under the Senior Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Senior Borrower to Senior Lender now existing or hereafter incurred, created and arising from or relating to the Senior Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Senior Loan Modification” has the meaning set forth in Section 8(a) hereof.

“Senior Loan Purchase Price” has the meaning set forth in Section 14(a) hereof.

“Senior Note” has the meaning assigned to the term “Note” in the Senior Loan Agreement.

“Separate Collateral” means, with respect to each Junior Loan, collectively, (i) the Equity Collateral for such Junior Loan, (ii) the accounts and reserves (and monies therein from time to time) established pursuant to the Junior Loan Documents relating to such Junior Loan, if any, and (iii) any other collateral or benefits, including guarantees or interest rate cap or hedging agreements, given as security for such Junior Loan pursuant to the applicable Junior Loan Documents, in each case not constituting security for the Senior Loan or any Senior Junior Loans.

“Separate Collateral Enforcement Action” means any action or proceeding or other exercise of a Junior Lender’s rights and remedies under its respective Junior Loan Documents at law or in equity, or otherwise, in order to realize upon any of its respective Separate Collateral (including, without limitation, an assignment in lieu of foreclosure or other negotiated settlement in lieu of any such enforcement action).

“Servicing Agreement” means that certain Interim Servicing Agreement dated as of January 28, 2008, among JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Merrill Lynch Mortgage Lending, Inc., Bear Stearns Commercial Mortgage, Inc., Goldman Sachs Mortgage Company and Morgan Stanley Mortgage Capital Holdings LLC, as Co-Lenders, and Bank of America, N.A., as Servicer, as the same may be amended, modified, supplemented, renewed from time to time.

“Seventh Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Seventh Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Seventh Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Seventh Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Seventh Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Seventh Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Seventh Mezzanine Borrower under any Seventh Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Seventh Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Seventh Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Seventh Mezzanine Borrower to Seventh Mezzanine Lender, Collateral Agent (Seventh Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Seventh Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Seventh Mezzanine Borrower to Seventh Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Seventh Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Seventh Mezzanine Note” has the meaning assigned to the term “Note” in the Seventh Mezzanine Loan Agreement.

“Seventh Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Sixth Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Sixth Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Sixth Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Sixth Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Sixth Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Sixth Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Sixth Mezzanine Borrower under any Sixth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Sixth Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Sixth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Sixth Mezzanine Borrower to Sixth Mezzanine Lender, Collateral Agent (Sixth Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Sixth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Sixth Mezzanine Borrower to Sixth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Sixth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Sixth Mezzanine Note” has the meaning assigned to the term “Note” in the Sixth Mezzanine Loan Agreement.

“Sixth Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Special Purpose Entities” or “Special Purpose Entity” has the meaning set forth in the Senior Loan Agreement.

“SPE Constituent Entity” means any entity required to be a single purpose entity pursuant to the terms of the Senior Loan Documents (but excluding any Junior Borrower).

“Sponsor Affiliate” means (i) Apollo Global Management, LLC or TPG Capital, L.P. f/k/a Texas Pacific Group (together with its or their respective successors and assigns) or any Affiliate of any of them, (ii) any Person that (x) is sponsored by any of the Persons described in the preceding subclause (i) of this definition (including, without limitation, any fund or investment vehicle sponsored by any of the Persons described in the preceding subclause (i) of this definition), or (y) is directed (in its management and policies), whether through the ability to exercise voting power, by contract or otherwise, by any of the Persons described in the preceding subclause (i) of this definition, or (iii) any Person that: (y) owns at least a fifty percent (50%) interest, directly or indirectly, whether such interest is economic, legal, beneficial or otherwise, in any of the Persons described in subclause (i) of this definition or (z) directs (in its management and policies), whether through the ability to exercise voting power, by contract or otherwise, any of the Persons described in subclause (i) of this definition.

“Subordinate Junior Borrowers” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (vii) with respect to the Seventh Mezzanine Loan, the Eighth Mezzanine Borrower and the Ninth Mezzanine Borrower; (vii) with respect to the Eighth Mezzanine Loan, the Ninth Mezzanine Borrower; and (ix) with respect to the Ninth Mezzanine Loan, none of the other Junior Borrowers. As the context requires, the Subordinate Junior Borrowers shall have the following order of priority: (i) first, the First Mezzanine Borrower; (ii) second, the Second Mezzanine Borrower; (iii) third, the Third Mezzanine Borrower; (iv) fourth, the Fourth Mezzanine Borrower; (v) fifth, the Fifth Mezzanine Borrower; (vi) sixth, the Sixth Mezzanine Borrower; (vii) seventh, the Seventh Mezzanine Borrower; (viii) eighth, the Eighth Mezzanine Borrower; and (ix) ninth, the Ninth Mezzanine Borrower.

“Subordinate Junior Lenders” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender, the Seventh Mezzanine

Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender, the Seventh Mezzanine Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender, the Seventh Mezzanine Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender, the Seventh Mezzanine Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Lender, the Seventh Mezzanine Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Lender, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (vii) with respect to the Seventh Mezzanine Loan, the Eighth Mezzanine Lender and the Ninth Mezzanine Lender; (viii) with respect to the Eighth Mezzanine Lender, the Ninth Mezzanine Lender; and (ix) with respect to the Ninth Mezzanine Lender, none of the other Junior Lenders. As the context requires, the Subordinate Junior Lenders shall have the following order of priority: (i) first, the First Mezzanine Lender; (ii) second, the Second Mezzanine Lender; (iii) third, the Third Mezzanine Lender; (iv) fourth, the Fourth Mezzanine Lender; (v) fifth, the Fifth Mezzanine Lender; (vi) sixth, the Sixth Mezzanine Lender; (vii) seventh, the Seventh Mezzanine Lender; (viii) eighth, the Eighth Mezzanine Lender; and (ix) ninth, the Ninth Mezzanine Lender.

“Subordinate Junior Loan Agreements” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan Agreement, the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (vi) with respect to the Sixth Mezzanine Loan, , the Seventh Mezzanine Loan Agreement, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (vii) with respect to the Seventh Mezzanine Loan, the Eighth Mezzanine Loan Agreement and the Ninth Mezzanine Loan Agreement; (viii) with respect to the Eighth Mezzanine Loan Agreement, the Ninth Mezzanine Loan Agreement; and (ix) with respect to the Ninth Mezzanine Loan Agreement, none of the other Junior Loan Agreements. As the context requires, the Subordinate Junior Loan Agreements shall have the following order of priority: (i) first, the First Mezzanine Loan Agreement; (ii) second, the Second Mezzanine Loan Agreement; (iii) third, the Third Mezzanine Loan Agreement; (iv) fourth, the Fourth Mezzanine Loan Agreement; (v) fifth, the Fifth Mezzanine Loan Agreement; (vi) sixth, the Sixth Mezzanine Loan Agreement; (vii) seventh, the Seventh Mezzanine Loan Agreement; (viii) eighth, the Eighth Mezzanine Loan Agreement; and (ix) ninth, the Ninth Mezzanine Loan Agreement.

“Subordinate Junior Loan Documents” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (vii) with respect to the Seventh Mezzanine Loan, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents; (viii) with respect to the Eighth Mezzanine Loan, the Ninth Mezzanine Loan Documents; and (ix) with respect to the Ninth Mezzanine Loan Documents, none of the other Junior Loan Documents. As the context requires, the Subordinate Junior Loan Documents shall have the following order of priority: (i) first, the First Mezzanine Loan Documents; (ii) second, the Second Mezzanine Loan Documents; (iii) third, the Third Mezzanine Loan Documents; (iv) fourth, the Fourth Mezzanine Loan Documents; (v) fifth, the Fifth Mezzanine Loan Documents; (vi) sixth, the Sixth Mezzanine Loan Documents; (vii) seventh, the Seventh Mezzanine Loan Documents; (viii) eighth, the Eighth Mezzanine Loan Documents; and (ix) ninth, the Ninth Mezzanine Loan Documents.

“Subordinate Junior Loans” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (vi) with respect to the Sixth

Mezzanine Loan, the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (vii) with respect to the Seventh Mezzanine Loan, the Eighth Mezzanine Loan and the Ninth Mezzanine Loan; (viii) with respect to the Eighth Mezzanine Loan, the Ninth Mezzanine Loan; and (ix) with respect to the Ninth Mezzanine Loan, none of the other Junior Loans. As the context requires, the Subordinate Junior Loans shall have the following order of priority: (i) first, the First Mezzanine Loan; (ii) second, the Second Mezzanine Loan; (iii) third, the Third Mezzanine Loan; (iv) fourth, the Fourth Mezzanine Loan; (v) fifth, the Fifth Mezzanine Loan; (vi) sixth, the Sixth Mezzanine Loan; (vii) seventh, the Seventh Mezzanine Loan; (viii) eighth, the Eighth Mezzanine Loan; and (ix) ninth, the Ninth Mezzanine Loan.

“Third Mezzanine Borrower” has the meaning set forth on Schedule 1 attached hereto.

“Third Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Third Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Third Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Third Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Third Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Fourth Mezzanine Borrower under any Third Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any Proceeding involving the Third Mezzanine Borrower, whether or not such interest would be allowed in such Proceeding), the Third Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Third Mezzanine Borrower to Third Mezzanine Lender, Collateral Agent (Third Mezzanine Loan) or any servicer now existing or hereafter incurred or created under the Third Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Third Mezzanine Borrower to Third Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Third Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Third Mezzanine Note” has the meaning assigned to the term “Note” in the Third Mezzanine Loan Agreement.

“Third Party Agreement” has the meaning set forth in Section 6(a) hereof.

“Third Party Obligor” has the meaning set forth in Section 6(a) hereof.

“Third Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Transfer” means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest, transfer to a “repo” or other financing facility or other disposition, either directly or indirectly, by operation of law or otherwise.

“Transferred” or “Transferring” means to have effected or to be effecting a Transfer, as the context shall require.

(a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) all capitalized terms defined in the recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

(ii) terms not otherwise defined herein shall have the meaning assigned to them in the Senior Loan Agreement;

(iii) all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

(iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

(v) the terms “includes” or “including” shall mean without limitation by reason of enumeration;

(vi) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vii) the headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement; and

(viii) the words “to the knowledge of” the Senior Lender or any Junior Lender or to the Senior Lender’s or any Junior Lender’s “knowledge” (or words of similar meaning) shall mean to the actual knowledge of officers of the Senior Lender or any Junior Lender, as applicable, with direct oversight responsibility for its Loan without independent investigation or inquiry and without any imputation whatsoever.

Section 2. Characterization of the Junior Loans.

(a) Senior Loan. Each Junior Lender, with respect only to its Junior Loan, hereby acknowledges that (i) Senior Borrower does not and will not ever have any liability or obligation whatsoever with respect to the Junior Notes or otherwise in connection with the payment of the Junior Loans, (ii) the Junior Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Premises or any other collateral securing the Senior Loan or otherwise grant to any Junior Lender the status of a creditor of Senior Borrower, (iii) they shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of Senior Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Senior Borrower and (iv) they shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Loans as having conferred upon any Junior Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon Junior Lenders the status of a creditor of Senior Borrower.

(b) First Mezzanine Loan. First Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the First Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the First Mezzanine Note or otherwise in connection with the payment of the First Mezzanine Loan; (ii) the First Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (iii) the First Mezzanine Loan does not grant to First Mezzanine Lender the status of a creditor of any Junior Borrower other than First Mezzanine Borrower; (iv) First Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (v) First Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than First Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving First Mezzanine Borrower; and (vi) First Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the First Mezzanine Loan as having conferred upon First Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan or as having conferred upon First Mezzanine Lender the status of a creditor of any Junior Borrower other than First Mezzanine Borrower.

(c) Second Mezzanine Loan. Second Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Second Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Second Mezzanine Note or otherwise in connection with the payment of the Second Mezzanine Loan; (ii) the Second Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (iii) the Second Mezzanine Loan does not grant to Second Mezzanine Lender the status of a creditor of any Junior Borrower other than Second Mezzanine Borrower;

(iv) Second Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (v) Second Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Second Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Second Mezzanine Borrower; and (vi) Second Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Second Mezzanine Loan as having conferred upon Second Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan or as having conferred upon Second Mezzanine Lender the status of a creditor of any Junior Borrower other than Second Mezzanine Borrower.

(d) Third Mezzanine Loan. Third Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Third Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Third Mezzanine Note or otherwise in connection with the payment of the Third Mezzanine Loan; (ii) the Third Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan; (iii) the Third Mezzanine Loan does not grant to Third Mezzanine Lender the status of a creditor of any Junior Borrower other than Third Mezzanine Borrower; (iv) Third Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan; (v) Third Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Third Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Third Mezzanine Borrower; and (vi) Third Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Third Mezzanine Loan as having conferred upon Third Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan or as having conferred upon Third Mezzanine Lender the status of a creditor of any Junior Borrower other than Third Mezzanine Borrower.

(e) Fourth Mezzanine Loan. Fourth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Fourth Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Fourth Mezzanine Note or otherwise in connection with the payment of the Fourth Mezzanine Loan; (ii) the Fourth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan; (iii) the Fourth Mezzanine Loan does not grant to Fourth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fourth Mezzanine Borrower; (iv) Fourth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan; (v) Fourth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Fourth Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving

Fourth Mezzanine Borrower; and (vi) Fourth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Fourth Mezzanine Loan as having conferred upon Fourth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan or as having conferred upon Fourth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fourth Mezzanine Borrower.

(f) Fifth Mezzanine Loan. Fifth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Fifth Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Fifth Mezzanine Note or otherwise in connection with the payment of the Fifth Mezzanine Loan; (ii) the Fifth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan; (iii) the Fifth Mezzanine Loan does not grant to Fifth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fifth Mezzanine Borrower; (iv) Fifth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan; (v) Fifth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Fifth Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Fifth Mezzanine Borrower; and (vi) Fifth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Fifth Mezzanine Loan as having conferred upon Fifth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan or as having conferred upon Fifth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fifth Mezzanine Borrower.

(g) Sixth Mezzanine Loan. Sixth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Sixth Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Sixth Mezzanine Note or otherwise in connection with the payment of the Sixth Mezzanine Loan; (ii) the Sixth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan; (iii) the Sixth Mezzanine Loan does not grant to Sixth Mezzanine Lender the status of a creditor of any Junior Borrower other than Sixth Mezzanine Borrower; (iv) Sixth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan; (v) Sixth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Sixth Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Sixth Mezzanine Borrower; and (vi) Sixth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Sixth Mezzanine Loan as having conferred upon Sixth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan or as having conferred upon Sixth Mezzanine Lender the status of a creditor of any Junior Borrower other than Sixth Mezzanine Borrower.

(h) Seventh Mezzanine Loan. Seventh Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Seventh Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Seventh Mezzanine Note or otherwise in connection with the payment of the Seventh Mezzanine Loan; (ii) the Seventh Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan; (iii) the Seventh Mezzanine Loan does not grant to Seventh Mezzanine Lender the status of a creditor of any Junior Borrower other than Seventh Mezzanine Borrower; (iv) Seventh Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan; (v) Seventh Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Seventh Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Seventh Mezzanine Borrower; and (vi) Seventh Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Seventh Mezzanine Loan as having conferred upon Seventh Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan or as having conferred upon Seventh Mezzanine Lender the status of a creditor of any Junior Borrower other than Seventh Mezzanine Borrower.

(i) Eighth Mezzanine Loan. Eighth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Eighth Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Eighth Mezzanine Note or otherwise in connection with the payment of the Eighth Mezzanine Loan; (ii) the Eighth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Eighth Mezzanine Loan; (iii) the Eighth Mezzanine Loan does not grant to Eighth Mezzanine Lender the status of a creditor of any Junior Borrower other than Eighth Mezzanine Borrower; (iv) Eighth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Eighth Mezzanine Loan; (v) Eighth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Eighth Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Eighth Mezzanine Borrower; and (vi) Eighth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Eighth Mezzanine Loan as having conferred upon Eighth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Eighth Mezzanine Loan or as having conferred upon Eighth Mezzanine Lender the status of a creditor of any Junior Borrower other than Eighth Mezzanine Borrower.

(j) Ninth Mezzanine Loan. Ninth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Ninth Mezzanine Borrower has or will ever have any liability or obligation whatsoever with respect to the Ninth Mezzanine Note or otherwise in connection with the payment of the Ninth Mezzanine Loan; (ii) the Ninth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Ninth Mezzanine Loan; (iii) the Ninth Mezzanine Loan does not grant to Ninth Mezzanine Lender the status of a creditor of any Junior Borrower other than Ninth Mezzanine Borrower; (iv) Ninth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Ninth Mezzanine Loan; (v) Ninth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Ninth Mezzanine Borrower in any action or proceeding, including any Proceeding commenced by or against or involving Ninth Mezzanine Borrower; and (vi) Ninth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Ninth Mezzanine Loan as having conferred upon Ninth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Ninth Mezzanine Loan or as having conferred upon Ninth Mezzanine Lender the status of a creditor of any Junior Borrower other than Ninth Mezzanine Borrower.

(k) Junior Loans. Senior Lender hereby acknowledges that (i) no Junior Borrower has or will ever have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan; (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan; (iii) the Senior Loan does not grant to Senior Lender the status of a creditor of any Junior Borrower; (iv) Senior Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan; (v) Senior Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower in any action or proceeding, including any Proceeding commenced by or against or involving any Junior Borrower; and (vi) Senior Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan or as having conferred upon Senior Lender the status of a creditor of any Junior Borrower.

Section 3. Approval of Loans and Loan Documents.

(a) Junior Lenders. Each Junior Lender hereby acknowledges that (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Junior Loan Documents; (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents relating to the Junior Loan held by such Junior Lender; (iii) none of Senior Lender or any of the other Junior Lenders are under any obligation or duty to, nor has Senior Lender or any of the other Junior Lenders represented that it or they will, see to (A) the application of the proceeds of the Senior Loan by Senior Borrower or any other Person to whom Senior Lender disburses such proceeds and (B) the application of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender; (iv) (A) any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents and (B) any application or use of the proceeds of any Junior Loan for purposes other than those provided in the related Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Junior Loan Documents; and (v) any conditions precedent to such Junior Lender’s consent to mezzanine or partner financing as set forth in the Junior Loan Documents or any other agreements with Junior Borrowers, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived. Notwithstanding any provisions herein to the contrary, each Senior Junior Lender agrees that no Event of Default under any Subordinate Junior Loan shall, in and of itself, constitute or give rise to an Event of Default under its Senior Junior Loan Documents, entitle such Senior Junior Lender to accelerate payments under its Senior Junior Loan Documents or entitle such Senior Junior Lender to modify any provision of its Senior Junior Loan Documents, provided, however, that the circumstances giving rise to such Event of Default under a Subordinate Junior Loan may also constitute an Event of Default under the Senior Junior Loan Documents.

(b) Senior Lender. Senior Lender hereby acknowledges that (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Junior Loan Documents; (ii) subject to the terms and provisions of this Agreement, the execution, delivery and performance of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents; (iii) none of the Junior Lenders are under any obligation or duty to, nor has any Junior Lender represented that it will, see to the application of the proceeds of the Junior Loans; (iv) any application or use of the proceeds of the Junior Loans for purposes other than those provided in the Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents; and (v) any conditions precedent to Senior Lender’s consent to mezzanine or partner financing as set forth in the Senior Loan Documents or any other agreements with the Senior Borrower, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived. Notwithstanding any provisions herein to the contrary, Senior Lender agrees that no Event of Default under any of the Junior Loan Documents shall, in and of itself, constitute or give rise to an Event of Default under the Senior Loan Documents, entitle Senior Lender to accelerate payments under the Senior Loan Documents or entitle Senior Lender to modify any provisions of the Senior Loan Documents; provided, however, that the circumstances giving rise to an Event of Default under the Junior Loan Documents may also constitute an Event of Default under the Senior Loan Documents as provided for therein.

Section 4. Representations and Warranties.

(a) Senior Lender. Each Person that holds a Senior Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants to each of the Junior Lenders as follows:

(i) To such Person’s knowledge, Exhibit A attached hereto and made a part hereof is a true, correct and complete listing of the material Senior Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Senior Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) There are no conditions precedent to the effectiveness of this Agreement with respect to such Person that have not been satisfied or waived.

(iv) Such Person has, independently and without reliance upon Junior Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make the Senior Loan and to enter into this Agreement.

(v) Such Person is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(vi) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Person have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(vii) Such Person has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Person enforceable against such Person in accordance with its terms subject to (y) applicable bankruptcy, reorganization, insolvency and moratorium laws and (z) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(viii) To such Person’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Person of this Agreement or the consummation by such Person of the transactions contemplated by this Agreement.

(ix) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents, if any, of such Person, (w) to such Person’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Person is a party or to which any of its properties are subject, (x) to such Person’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Person pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (y) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Person has knowledge against, or binding upon, such Person or upon any of the securities, properties, assets, or business of such Person or (z) to such Person’s knowledge, constitute a violation by such Person of any statute, law or regulation that is applicable to such Person.

(x) To such Person’s knowledge, the Senior Loan is not cross-defaulted with any other loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Senior Borrower, Junior Borrowers or any other Affiliate of Senior Borrower (other than the Senior Loan).

(b) Junior Lenders. With respect to each Junior Loan, each Person that holds a Junior Note for the related Junior Loan hereby represents and warrants, for itself only (and not for any other Junior Lender or for any transferee, successor or assign) to Senior Lender and the other Junior Lenders as follows:

(i) There are no conditions precedent to the effectiveness of this Agreement that, with respect to such Person, have not been satisfied or waived.

(ii) Such Person has, independently and without reliance upon Senior Lender or any other Person and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make its respective Junior Loan and to enter into this Agreement.

(iii) Such Person is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(iv) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Person have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(v) Such Person has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Person enforceable against such Person in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws and (y) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(vi) To the knowledge of such Person, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency (other than those already obtained) is required in connection with the execution, delivery or performance by such Person of this Agreement or consummation by such Person of the transactions contemplated by this Agreement.

(vii) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of such Person, (w) to such Person’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Person is a party or to which any of its properties are subject, (x) to such Person’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Person pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument (provided, however, that such Person shall have the right to grant a lien, charge, encumbrance, claim or security interest in the Junior Loan held by such Person or any portion thereof to a Loan Pledgee as contemplated by the provisions of Section 16), (y) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Person has knowledge against, or binding upon, such Person or upon any of the securities, properties, assets, or business of such Person or (z) to such Person’s knowledge, constitute a violation by such Person of any statute, law or regulation that is applicable to such Person.

(viii) Such Junior Lender is a “Qualified Transferee”.

(c) First Mezzanine Lender. Each Person that holds a First Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all material First Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its First Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the First Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to First Mezzanine Borrower or any other Affiliate of First Mezzanine Borrower. The First Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan.

(d) Second Mezzanine Lender. Each Person that holds a Second Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of all material Second Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Second Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Second Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan and the First Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Second Mezzanine Borrower or any other Affiliate of Second Mezzanine Borrower. The Second Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan.

(e) Third Mezzanine Lender. Each Person that holds a Third Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit D attached hereto and made a part hereof is a true, correct and complete listing of all material Third Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Third Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Third Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan and the Second Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Third Mezzanine Borrower or any other Affiliate of Third Mezzanine Borrower. The Third Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan.

(f) Fourth Mezzanine Lender. Each Person that holds a Fourth Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit E attached hereto and made a part hereof is a true, correct and complete listing of all material Fourth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Fourth Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Fourth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan and the Third Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Fourth Mezzanine Borrower or any other Affiliate of Fourth Mezzanine Borrower. The Fourth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan.

(g) Fifth Mezzanine Lender. Each Person that holds a Fifth Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit F attached hereto and made a part hereof is a true, correct and complete listing of all material Fifth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Fifth Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Fifth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan and the Fourth Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to

Fifth Mezzanine Borrower or any other Affiliate of Fifth Mezzanine Borrower. The Fifth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan.

(h) Sixth Mezzanine Lender. Each Person that holds a Sixth Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit G attached hereto and made a part hereof is a true, correct and complete listing of all material Sixth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Sixth Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Sixth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan and the Fifth Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Sixth Mezzanine Borrower or any other Affiliate of Sixth Mezzanine Borrower. The Sixth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan.

(i) Seventh Mezzanine Lender. Each Person that holds a Seventh Mezzanine Note (for itself, and not for any transferee, successor or assign its Seventh Mezzanine Note) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit H attached hereto and made a part hereof is a true, correct and complete listing of all material Seventh Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Seventh Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Seventh Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan and the Sixth Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Seventh Mezzanine Borrower or any other Affiliate of Seventh Mezzanine Borrower. The Seventh Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan.

(j) Eighth Mezzanine Lender. Each Person that holds an Eighth Mezzanine Note (for itself, and not for any transferee, successor or assign its Eighth Mezzanine Note) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit I attached hereto and made a part hereof is a true, correct and complete listing of all material Eighth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Eighth Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Eighth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Eighth Mezzanine Borrower or any other Affiliate of Eighth Mezzanine Borrower. The Eighth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Eighth Mezzanine Loan.

(k) Ninth Mezzanine Lender. Each Person that holds a Ninth Mezzanine Note (for itself, and not for any transferee, successor or assign of such Person) hereby represents and warrants as follows:

(i) To such Person’s knowledge, Exhibit J attached hereto and made a part hereof is a true, correct and complete listing of all material Ninth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof.

(ii) Such Person is the legal and beneficial owner of its Ninth Mezzanine Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16.

(iii) To such Person’s knowledge, the Ninth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the

Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan, the Seventh Mezzanine Loan and the Eighth Mezzanine Loan. To such Person’s knowledge, the Premises do not secure any loan from such Person to Ninth Mezzanine Borrower or any other Affiliate of Ninth Mezzanine Borrower. The Ninth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in, any portion of the Separate Collateral securing any Junior Loan other than the Ninth Mezzanine Loan.

(l) Co-Lender Agreements; Loan Documents. (i) The respective rights and obligations of the respective holders of the Senior Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Senior Note to direct the actions to be taken by Senior Lender under this Agreement, including, without limitation, any rights of consent in favor of Senior Lender hereunder) shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the First Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the First Mezzanine Note to direct the actions of First Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of First Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Second Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Second Mezzanine Note to direct the actions of Second Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Second Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Third Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Third Mezzanine Note to direct the actions of Third Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Third Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Fourth Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Fourth Mezzanine Note to direct the actions of Fourth Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Fourth Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Fifth Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Fifth Mezzanine Note to direct the actions of Fifth Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Fifth Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Sixth Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Sixth Mezzanine Note to direct the actions of Sixth Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Sixth Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The respective rights and obligations of the respective holders of the Seventh Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Seventh Mezzanine Note to direct the actions of Seventh Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Seventh Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. Following the execution of any Co-Lender Agreement related to the Eighth Mezzanine Loan in accordance with the terms of Section 9.3 of the Eighth Mezzanine Loan Agreement, the respective rights and obligations of the respective holders of the Eighth Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Eighth Mezzanine Note to direct the actions of Eighth Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Eighth Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. Following the execution of any Co-Lender Agreement related to the Ninth Mezzanine Loan in accordance with the terms of Section 9.3 of the Ninth Mezzanine Loan Agreement, the respective rights and obligations of the respective holders of the Ninth Mezzanine Note relating to actions or inactions arising under this Agreement (including the rights of the holders of the Ninth Mezzanine Note to direct the actions of Ninth Mezzanine Lender under this Agreement, including, without limitation, any rights of cure, rights of purchase and rights of consent in favor of Ninth Mezzanine Lender hereunder), shall be governed by the provisions of the Co-Lender Agreement to which each such holder is a party. The provisions of this paragraph shall not imply or be deemed to imply that any Lender has read, reviewed or approved any Co-Lender Agreement (other than the Co-Lender Agreement to which such Lenders are a party, in each case).

(ii) Notwithstanding anything herein contained to the contrary (including, without limitation, the definitions herein of Senior Lender, First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Lender, Seventh Mezzanine Lender, Eighth Mezzanine Lender and Ninth Mezzanine Lender), the term “Lender”, as such term is defined and used in each of the Senior Loan Documents, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents, respectively, shall have the meaning set forth in the Senior Loan Documents, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents, the Seventh Mezzanine Loan Documents, the Eighth Mezzanine Loan Documents and the Ninth Mezzanine Loan Documents, respectively.

Section 5. Transfer of Junior Loan or Senior Loan.

(a) Junior Lender.

I. General Provisions. Notwithstanding the provisions of Section 9 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof), except as provided in Section 16 hereof, and subject to the restrictions set forth in subparagraph (f) below, no Junior Lender or any Loan Pledgee with respect to a Junior Loan (after realization on the pledged Junior Loan) shall Transfer in the aggregate, taking into account all prior Transfers of such Junior Loan or of interests in such Junior Loan, more than forty nine percent (49%) of its respective interest in its respective Junior Loan to any Person that is not a Qualified Transferee or a Loan Pledgee, without receiving Rating Agency Confirmation (in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement) (it being understood and agreed that each Junior Lender shall have the right to transfer up to an aggregate of 49% of its interest in its respective Junior Loan without the consent of the Senior Lender or any Junior Lender, and without Rating Agency Confirmation), and in connection with any Transfer to a Qualified Transferee or Loan Pledgee, any such Junior Lender shall provide to Senior Lender, the other Junior Lenders and the Rating Agencies within five (5) Business Days of such Transfer a certification that such Transfer has been made to a Qualified Transferee or a Loan Pledgee in accordance with this Agreement and any related Co-Lender Agreement and shall include the name, address and contact information of the transferee. Any such notice to the servicer under the Servicing Agreement shall include either (i) (a) a description of the related Co-Lender Agreement, identifying which Co-Lender Agreement the notice relates to and describing the name of the applicable Junior Loan or the Senior Loan as “Harrah’s”, (b) a list of the original parties to the applicable Co-Lender Agreement, (c) a statement as to which Junior Loan such notice relates, and (d) the origination date of the applicable Junior Loan, or (ii) a copy of the applicable Co-Lender Agreement. Any such transferee (other than a Loan Pledgee or a participant in connection with a participation of a portion of the applicable Junior Loan, each of whom shall take subject to the terms of this Agreement) must assume in writing the obligations of such Junior Lender (or transferee) hereunder arising from and after the date of such Transfer (and such Junior Lender shall remain liable for its obligations hereunder arising prior to the date of such Transfer) and agree to be bound by the applicable terms and provisions hereof that are binding on such Junior Lender or transferee (as the case may be). Such proposed transferee (other than a Loan Pledgee, prior to its realization on the pledged Junior Loan, or a participant in connection with a participation of a portion of the applicable Junior Loan) shall also remake each of the representations and warranties contained herein which are applicable to the Junior Loan being acquired for the benefit of the Senior Lender and the Junior Lenders (including, without limitation, representations or warranties regarding the status of such transferee as, or the undertaking by such transferee to undergo the process to become, a Permitted Transferee (as described in Section 5(f) below)) other than (x) the representations that relate to the execution and delivery of this Agreement by the Junior Lender in question (it being understood that any representations regarding the enforceability of or the consummation of the transactions set forth in this Agreement, as against the Junior Lender in question, shall be restated), (y) any representation regarding the “making” of any Loan which shall be modified, as appropriate, to refer to the purchase of a Loan, as appropriate, and (z) the representations set forth in Section 4 regarding the completeness of any lists of Loan Documents, which representation shall not be required to be remade.

II. Affiliate Transfers. Notwithstanding any provision of this Agreement to the contrary, in no event shall any Junior Lender Transfer or have any right to Transfer its Junior Loan or any interest in a Junior Loan (and in no event shall the respective holders of any interests in any of the Junior Notes (including any interests in any securitization vehicle holding such Junior Notes) Transfer or have any right to Transfer any such interests) to Senior Borrower or any Junior Borrower (or any Affiliate of any of them) or to a Sponsor Affiliate, and any such Transfer shall be void ab initio (provided the foregoing is not intended to prevent a Junior Loan Holder that became an Affiliate of Senior Borrower and/or a Junior Borrower solely due to the exercise of remedies under a more subordinate Junior Loan from Transferring all or any portion of its interest in such Junior Loan to an Affiliate of such Junior Loan Holder that is also an Affiliate of the Senior Borrower and/or such Junior Borrower so long as such Junior Loan Holder’s Affiliate also became an Affiliate of the Senior Borrower and/or such Junior Borrower solely by virtue of the exercise of remedies under a more subordinate Junior Loan and such Junior Loan Holder’s Affiliate is not a Sponsor Affiliate or any other Person to whom a Transfer would be prohibited under any other provision of this Agreement).

(b) Senior Junior Lender. Each Senior Junior Lender may, from time to time, in its sole discretion, Transfer all or any part of the applicable Senior Junior Loan or any interest therein as permitted herein without the consent of any applicable Subordinate Junior Lender but subject to the other provisions of this Section 5, and, notwithstanding any such Transfer or subsequent Transfer by a transferee of such Senior Junior Lender, such Senior Junior Loan and such Senior Junior Loan Documents shall be and remain a senior obligation with respect to all Subordinate Junior Loans in the respects set forth in this Agreement and in accordance with the terms and provisions of this Agreement. Any such transferee (other than a Loan Pledgee prior to realization on the pledged Senior Junior Loans or a participant in connection with a participation of a portion of the applicable Senior Junior Loan, each of whom shall take subject to the terms of this Agreement) must assume in writing the obligations of such Senior Junior Lender (or transferee) hereunder arising from and after the date of such Transfer (and such Senior Junior Lender shall remain liable for its obligations hereunder arising prior to the date of such Transfer) and agree to be bound by the applicable terms and provisions hereof that are binding on such Senior Junior Lender or transferee, as the case may be. Such proposed transferee (other than a Loan Pledgee, prior to its realization on the pledged Senior Junior Loan or interest therein, or a participant in connection with a participation of a portion of the applicable Senior Junior Loan) shall also remake each of the representations and warranties contained herein which are applicable to the Senior Junior Loan being acquired for the benefit of the Senior Lender and the Senior Junior Lenders (other than (x) the representations set forth in Section 4 that relate to the execution and delivery of this Agreement by the Senior Junior Lender in question (it being understood that any representations regarding the enforceability of or the consummation of the transactions set forth in this Agreement, as against the Senior Junior Lender in question, shall be restated), (y) any representation regarding the “making” of the applicable Senior Junior Loan shall be modified, as appropriate, to refer to the purchase of the applicable Senior Junior Loan, and (z) the representations set forth in Section 4 regarding the completeness of any lists of Senior Junior Loan Documents, which representation shall not be required to be remade). Notwithstanding any provision of this Agreement to the contrary, in no event shall any Junior Lender Transfer or have any right to Transfer its Junior Loan (and in no event shall the respective holders of any interests in any of the Junior Notes held by Junior Lenders Transfer or have any right to Transfer any such interests) to Senior Borrower or any Junior Borrower (or any Affiliate of any of them) or to a Sponsor Affiliate, and any such Transfer shall be void ab initio (provided the foregoing is not intended to prevent a Junior Loan Holder that became an Affiliate of Senior Borrower and/or a Junior Borrower solely due to the exercise of remedies under a more subordinate Junior Loan from Transferring all or any portion of its interest in such Junior Loan to an Affiliate of such Junior Loan Holder that is also an Affiliate of the Senior Borrower and/or such Junior Borrower so long as such Junior Loan Holder’s Affiliate also became an Affiliate of the Senior Borrower and/or such Junior Borrower solely by virtue of the exercise of remedies under a more subordinate Junior Loan and such Junior Loan Holder’s Affiliate is not a Sponsor Affiliate or any other Person to whom a Transfer would be prohibited under any other provision of this Agreement).

(c) Directing Senior Lender. During any period that no portion of the Senior Loan is included in a Securitization, if more than one Person shall hold a direct interest in the Senior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan (unless the applicable Co-Lender Agreement among the holders of the Senior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely) shall designate by written notice to the Junior Lenders either (i) one of such Persons or (ii) a servicer on behalf of such Persons that, in either such case, shall in no event be an Affiliate Lender or an Affiliate Holder (the “Directing Senior Lender”) to act under this Agreement on behalf of all such Persons holding an interest in the Senior Loan. Each Junior Lender acknowledges that Senior Lender has designated BOA to act as the initial Directing Senior Lender pursuant to the terms of the related Co-Lender Agreement. Except as otherwise agreed in writing by the Senior Lender and Junior Lenders, during any period that no portion of the Senior Loan is included in a Securitization, the Directing Senior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Senior Lender and to exercise the rights and power given to the Senior Lender, including any approval rights of the Senior Lender; provided, that until a new Directing Senior Lender has been so designated, the last Person known to the Junior Lenders to be the Directing Senior Lender or to hold more than a fifty percent (50%) direct interest in the Senior Loan shall be deemed to be the Directing Senior Lender. Once a new Directing Senior Lender has been designated hereunder, each Junior Lender shall be entitled to rely on such designation until it has received written notice from the Directing Senior Lender or the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan of the designation of a different Person to act as the Directing Senior Lender (unless the applicable Co-Lender Agreement among the holders of the Senior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely).

(d) Directing Junior Lender. If more than one Person shall hold a direct interest in a Junior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of such Junior Loan (unless the applicable Co-Lender Agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in a written notice and upon which Senior Lender and each Junior Lender shall be entitled to rely) shall designate by written notice to Senior Lender and the other Junior Lenders one of such Persons that, in either such case, shall in no event be an Affiliate Lender or an Affiliate Holder (a “Directing Junior Lender”) to act under this Agreement on behalf of all such Persons holding an interest in such Junior Loan. The Senior Lender and each Junior Lender (other than the Eighth Mezzanine Loan and the Ninth Mezzanine Loan, until the execution of the Co-Lender Agreement related to the Eight Mezzanine Loan or Ninth Mezzanine Loan, as applicable, pursuant to Section 9.3 of the Eight Mezzanine Loan Agreement or Ninth Mezzanine Loan Agreement, as applicable) acknowledge that each Junior Lender (other than the Eighth Mezzanine Loan and the Ninth Mezzanine Loan, until the execution of the Co-Lender Agreement related to the Eight Mezzanine Loan or Ninth Mezzanine Loan, as applicable, pursuant to Section 9.3 of the Eight Mezzanine Loan Agreement or Ninth Mezzanine Loan Agreement, as applicable) has designated BOA to act as the initial Directing Junior Lender pursuant to the terms of the related Co-Lender Agreement. Except as otherwise agreed in writing by the Senior Lender and Junior Lenders, the Directing Junior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Junior Lender holding the applicable Junior Loan pursuant to this Agreement and to exercise the rights and power given to the Junior Lender holding the applicable Junior Loan hereunder, including any approval rights of the Junior Lender holding the applicable Junior Loan; provided, that until a new Directing Junior Lender has been so designated, the last Person known to the Senior Lender and the other Junior Lenders to hold more than a fifty percent (50%) direct interest in the applicable Junior Loan shall be deemed to be the Directing Junior Lender for such Junior Loan. Once a new Directing Junior Lender has been designated hereunder with respect to a Junior Loan, Senior Lender and each other Junior Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than fifty percent (50%) of the principal amount of the applicable Junior Loan of the designation of a different Person to act as the Directing Junior Lender for such Junior Loan (unless the applicable Co-Lender Agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each Junior Lender shall be entitled to rely).

(e) Senior Lender. Senior Lender may, from time to time, in its sole discretion, and subject to the restrictions set forth in subparagraph (f) below, Transfer all or any of the Senior Loan or any interest therein without the consent of any Junior Lender but in accordance with the terms of this Agreement, provided that any such transferee (other than a participant in the Senior Loan, a pledgee under the Senior Loan prior to realization on the pledged Senior Loan or interest therein (including a pledgee under a “repo” or similar financing facility to whom has been granted a pledge or security interest in the Senior Loan) or a transferee in connection with a Securitization, each of whom shall take subject to the terms of this Agreement, provided, in each instance, the Transfer is made subject to this Agreement) assumes in writing the obligations of Senior Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof. Such transferee (other than a Loan Pledgee prior to its realization on the pledged Senior Loan or interest therein, a transferee in connection with a Securitization, or a participant in connection with a participation of a portion of the Senior Loan) shall also remake each of the representations and warranties contained herein which are applicable to the Senior Loan for the benefit of the

Junior Lenders (other than (x) the representations set forth in Section 4 that relate to the execution and delivery of this Agreement by the Senior Lender (it being understood that any representations regarding the enforceability of or the consummation of the transactions set forth in this Agreement, as against the Senior Lender, shall be restated), (y) any representation regarding the “making” of the Senior Loan shall be modified, as appropriate, to refer to the purchase of the Senior Loan, and (z) the representations set forth in Section 4 regarding the completeness of any lists of Senior Loan Documents, which representation shall not be required to be remade). Notwithstanding any such Transfer or subsequent Transfer, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Junior Loan and the Junior Loan Documents in accordance with the terms and provisions of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in no event shall Senior Lender Transfer or have any right to Transfer the Senior Loan (and in no event shall the respective holders of any interests in the Senior Note Transfer or have any right to Transfer any of such interests) to Senior Borrower or any Junior Borrower (or any Affiliate of any of them) or to a Sponsor Affiliate, and any such Transfer shall be void ab initio (provided the foregoing is not intended to prevent a party that holds an interest in a Senior Loan (a “Senior Loan Holder”) that became an Affiliate of the Senior Borrower and/or a Junior Borrower solely due to the exercise of remedies under a Junior Loan from Transferring all or any portion of its interest in the Senior Loan to an Affiliate of such Senior Loan Holder that is also an Affiliate of the Senior Borrower and/or such Junior Borrower so long as such Senior Loan Holder’s Affiliate also became an Affiliate of the Senior Borrower and/or such Junior Borrower solely by virtue of the exercise of remedies under a Junior Loan and such Senior Loan Holder’s Affiliate is not a Sponsor Affiliate or any other Person to whom a Transfer would be prohibited under any other provision of this Agreement). Notwithstanding the foregoing, any Senior Borrower, any Junior Borrower or any Affiliate of any of them or Sponsor Affiliate may purchase Certificates (as defined in the Intercreditor Agreement) in connection with a Securitization of any part of the Mortgage Loan and no such purchase by Senior Borrower, any Junior Borrower or any Affiliate of any of them or Sponsor Affiliate shall cause the trustee of any Securitization of the Mortgage Loan (or the Securitization Vehicle (as defined in the Intercreditor Agreement) holding the Mortgage Loan or any portion thereof) to be deemed to be an Affiliate Holder or Affiliate Lender provided that the pooling and servicing agreement or comparable agreement entered into in connection with such Securitization shall provide that the Senior Borrower, any Junior Borrower or any Affiliate of any of them or Sponsor Affiliate shall not in any event be the controlling class representative, controlling party, controlling holder, or holder of comparable control rights thereunder and shall not be entitled to appoint or remove or vote on the appointment or removal of the related Special Servicer; and provided, further, that such Securitization involves multiple assets (i.e. is not a single-asset Securitization), there are multiple holders of Certificates issued in connection with such Securitization and the aggregate Certificates held by any such Senior Borrower, Junior Borrower and Affiliate of any of them or Sponsor Affiliate does not at any time exceed 10% of the aggregate principal balance of the Certificates issued and outstanding from time to time in connection with such Securitization (and such restriction is contained in the related pooling and servicing agreement). No Transfer of a Senior Note or any interest therein shall relieve a Senior Lender of any obligations arising prior to the Transfer.

(f) General Provisions Regarding Transfer. (i) If a Junior Lender or the Senior Lender Transfers its Junior Loan or the Senior Loan (as applicable) or any participation or interest of any kind in its Junior Loan or in the Senior Loan (as applicable) to any Person or Loan Pledgee (each such Person or Loan Pledgee, a “Proposed Transferee”) and such Junior or Senior Loan or participation or interest (as applicable), together with any participations and interests in any Junior Loan or the Senior Loan previously or simultaneously Transferred (by any Person) to the Proposed Transferee or any of its Affiliates, is in a principal amount equal to or greater than two percent (2%) of the aggregate outstanding principal amount of the Senior Loan and the Junior Loans (considered in the aggregate, for purposes of applying such 2% test), then such Proposed Transferee shall promptly after such Transfer (if it has not done so previously) take all necessary action to become approved by the (New Jersey Casino Control Commission (“NJCCC”) as a “financial source” unless such Proposed Transferee is exempt from such approval requirements under applicable New Jersey law (such Proposed Transferee that is so approved or is in the process of becoming approved, or that is exempt from such approval requirements, a “Permitted Transferee”). Each of the Originating Lenders is acknowledged to have been approved by the NJCCC as a “financial source”.

(ii) Each Junior Lender and Senior Lender agrees and each Loan Pledgee shall be deemed to have agreed that in the event that the NJCCC or any other applicable regulatory authority affirmatively determines that such Junior Lender or the Senior Lender or such Loan Pledgee is disqualified to be the holder or a pledgee of or of an interest in a Senior Loan or a Junior Loan (as applicable) in accordance with applicable law, rules or regulations (such Person, a “Disqualified Transferee”), then such Disqualified Transferee and, with respect to a Disqualified Transferee that is a Loan Pledgee, solely with respect to subclause (a) and (b) of this sentence, the related pledging Senior Lender or pledging Junior Lender, as the case may be, shall (a) immediately and without any required notice or any action by any other Junior Lender or by the Senior Lender, have no right to consent to or vote on or approve any of the matters described in this Agreement as requiring or permitting a consent or approval (and all such matters requiring the approval or consent of a Junior Lender or the Senior Lender, as the case may be, shall be determined without regard to the Senior Loan or the Junior Loan held by or pledged to such Disqualified Transferee), (b) immediately and without any required notice or any action by any other Junior Lender or by the Senior Lender, have no right to receive interest in respect of the Junior Loan in question or the Senior Loan, as applicable, during such time as such Junior Lender or Senior Lender or any Loan Pledgee is a Disqualified Transferee, (c) indemnify, defend and hold Senior Lender and each other Junior Lender (collectively, the “Indemnified Lenders”) harmless from and against any actions, causes of action, suits, claims, liabilities, damages, losses, fees, costs or expenses (including reasonable attorneys’ fees and disbursements) incurred or suffered by the Indemnified Lenders (or any of them) as a result of the Disqualified Transferee (including the Loan Pledgee that is a Disqualified Transferee) failing to comply with the provisions of subparagraph (f)(i) above and the requirements described therein or otherwise being or becoming a Disqualified Transferee and (d) use its best efforts to Transfer its Junior Loan or the Senior Loan, as applicable, or interest therein to a Permitted Transferee. Notwithstanding anything to the contrary contained herein or in any Mortgage Loan Document, the foregoing obligation to indemnify Senior Lender and each Junior

Lender (as set forth in subclause (c) of the preceding sentence) and to transfer (as set forth in subclause (d) of the preceding sentence) shall not apply to any trust in connection with (i) a Securitization, or (ii) a securitization trust or CDO or other structured vehicle or entity that, in each case, is structured as a REMIC. For the avoidance of doubt, this subparagraph (f)(ii) shall not apply if (1) the Junior Loan or the Senior Loan owned by the Proposed Transferee (together with any participations or interests in or pledges of any other Junior Loan or the Senior Loan, as applicable, previously or simultaneously transferred (by any Person) to and held by such transferee), in the aggregate, is less than two percent (2%) of the outstanding principal amount of the Senior Loan and the Junior Loans in the aggregate or (2) any Loan Pledgee’s interest in the Senior Loan and any Junior Loan in the aggregate is less than two percent (2%) of the outstanding principal amount of the Senior Loan and each Junior Loan, in the aggregate.

(iii) In connection with any Transfer, and in addition to any other requirements of this Section 5, the transferring Junior Lender or Senior Lender shall cause its transferee, in the assignment and assumption documents relating to such Transfer, to (a) represent and warrant (for the benefit of the transferor and for the benefit of Senior Lender (if the transferee is not the Senior Lender) and each Junior Lender (other than itself)) that it is or shall make all necessary applications and take such steps as are necessary to become a Permitted Transferee, (b) indemnify, defend and hold Senior Lender (if the Permitted Transferee is not the Senior Lender) and each Junior Lender (other than itself) harmless from, against and in respect of any actions, causes of action, suits, claims, liabilities, damages, losses, costs or expenses (including reasonable attorneys’ fees and disbursements) incurred by such Senior Lender or each such Junior Lender as a result of the Permitted Transferee being or becoming a Disqualified Transferee, and (c) acknowledge that the representations, warranties and indemnities set forth in such assignment and assumption inure to the benefit of Senior Lender and the Junior Lenders (as well as the transferee’s immediate transferor) and survive any transfer by such transferee of its interests in the Senior Loan or Junior Loan (as applicable). Notwithstanding anything to the contrary contained herein, the foregoing obligation to indemnify Senior Lender and each Junior Lender (as set forth in subclause (b) of the preceding sentence) shall not apply to any trust in connection with (i) a Securitization, or (ii) a securitization trust or CDO or other structured vehicle or entity that, in each case, is structured as a REMIC.

(iv) The transferring Junior Lender or Senior Lender, as the case may be, shall cause its transferee to provide, simultaneously with the closing of the Transfer to such transferee, an officer’s certificate, signed by an officer of the transferee, that such transferee (A) has complied with clause (f)(iii) above, and (B) is exempt from the approval requirements set forth under New Jersey law and described above in this Subsection (f), has been approved as a “financial source” by the New Jersey Casino Control Commission (“NJCC”), or upon such Transfer, will seek approval as a “financial source” by NJCC.

(v) Each Junior Lender and the Senior Lender shall (a) comply with all directives of (and cooperate with) the NJCCC and (b) provide such documentation as shall be reasonably required or requested by the NJCCC to the NJCCC (promptly upon receipt of each such request).

(g) Additional General Restriction on Transfers. Notwithstanding anything to the contrary contained herein, neither Senior Lender nor any Junior Lender (nor the holder of any interest in any Junior Note) shall Transfer the Senior Loan (or any interest therein), a Junior Loan (or any interest therein), or any interest in the Senior Note or in any Junior Note to any non-U.S. Person who is a “10 percent shareholder” within the meaning of Section 871(h)(3)(B) of the Code or to a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code with respect to the Senior Borrower or any Junior Borrower unless such non-U.S. Person is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments to zero, and in each case any such Transfer shall be void ab initio.

(h) Notwithstanding any provision of this Section 5 to the contrary, each Person holding an interest in the Senior Loan or Junior Loan shall be deemed to be a Senior Lender or Junior Lender, as applicable, with respect to the Senior Loan or related Junior Loan, as applicable, for purposes of the rights and restrictions contained in Section 5, and shall be subject to the rights and restrictions thereof with respect to such Person’s interest in the Senior Loan or Junior Loan, as applicable.

(i) If the Eighth Mezzanine Lender or Ninth Mezzanine Lender Transfers an interest in the Eighth Mezzanine Loan or Ninth Mezzanine Loan, as applicable, such that there shall be more than one party that comprises the Eighth Mezzanine Lender or Ninth Mezzanine Lender, respectively, then contemporaneously with such Transfer, the parties comprising the Eighth Mezzanine Lender or Ninth Mezzanine Lender, respectively, shall enter into a co-lender agreement in the form attached hereto as Exhibit L.

Section 6. Foreclosure of Separate Collateral. (a) Notwithstanding the provisions of Section 8 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof) other than the provisions of Section 37 hereof (which shall control in the case of any inconsistency between the provisions of this Section 6 and the provisions of Section 37), no Junior Lender nor any Loan Pledgee with respect to a Junior Loan shall complete a foreclosure or otherwise realize upon any of its Equity Collateral (or accept title to such Equity Collateral in lieu of foreclosure, including, without limitation, sell or otherwise transfer the Equity Collateral) without Rating Agency Confirmation and approval of all Senior Junior Lenders unless (i) the transferee of the title to such Equity Collateral is a Qualified Transferee, (ii) each of the Individual Properties will be managed and operated by an Operating Company (under an Operating Lease) duly licensed under all applicable gaming laws and selected by Senior Lender or the most senior Junior Lender (subject to and consistent with the provisions of Section 13) within thirty (30) days after the transfer of title, (iii) there is delivered (x) at the transfer of title a non-consolidation opinion which has been reviewed and approved by counsel selected by such Junior Lender as being in a form which would be acceptable to the Rating Agencies, and (y) within ten (10) Business Days after the transfer, a non-consolidation opinion acceptable to the Rating Agencies (if there is or is anticipated to be a Securitization), the Senior Lender and the applicable Senior Junior Lenders, (iv) the existing deposit or collection account and cash management system is maintained, to the extent required under the

Senior Loan Documents and the applicable Senior Junior Loan Documents, (v) immediately following such foreclosure, reserves for taxes, debt service, capital repair and improvement expenses, tenant improvement expenses, leasing commissions and operating expenses, insurance and ground rents, if any, are, to the extent required under the Senior Loan Documents and the applicable Senior Junior Loan Documents, maintained, (vi) after giving effect to such Transfer, on and after the date of such Transfer, Senior Borrower and the applicable Junior Borrower (to the extent required by the Senior Loan Documents and the applicable Senior Junior Loan Documents) are Special Purpose Entities, and (vii) notice of the Transfer and an officer’s certificate from an officer of the applicable Junior Lender certifying that all conditions set forth in clauses (i) through (vi) above have been satisfied must be provided to Senior Lender, the applicable Senior Junior Lenders and the Rating Agencies upon the satisfaction of the requirements set forth above (which shall be within thirty (30) days subsequent to the Transfer). In the event that such Transfer results in the release from future liability of any guarantor, indemnitor, pledgor, or other obligor (each, a “Third Party Obligor”) under the Senior Loan and/or any Senior Junior Loan or any other guaranty, pledge or indemnity which may constitute a Senior Loan Document and/or a Senior Junior Loan Document and such guaranty, pledge or indemnity is required to be in effect as required by the applicable Senior Loan Documents and/or Senior Junior Loan Documents, as applicable (each, a “Third Party Agreement”), such transferee or another Person proposed by the transferee that is reasonably satisfactory to Senior Lender and the applicable Senior Junior Lender shall: (A) execute and deliver to each of Senior Lender and/or the applicable Senior Junior Lender a substitute Third Party Agreement from a substitute Third Party Obligor reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, in each case in a form substantially similar to the original Third Party Agreement that it is replacing or otherwise in form reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, pursuant to which the substitute Third Party Obligor shall undertake the obligations set forth therein from and after the date of such Transfer (and only to the extent arising from and after the date of such Transfer), provided, however, that in the event such Junior Loan is subject to multiple participation interests, each participant shall have the right to deliver a guaranty, indemnity or Third Party Agreement that otherwise complies with the foregoing, in each case on a several basis limiting such participant’s liability thereunder to its pro rata interest in such Junior Loan, and (B) if there are Certificates then outstanding, deliver (or cause to be delivered) to Senior Lender and each Rating Agency, an opinion of counsel that the substitution of the original Third Party Obligor and the original Third Party Agreement with a substitute Third Party Obligor and a substitute Third Party Agreement, would not cause a “significant modification” of the Senior Loan, as such term is defined in Treasury Regulations Section 1.860G-2(b).

(b) Nothing contained herein shall limit or restrict the right of any Junior Lender to exercise its rights and remedies, in law or in equity, or otherwise, in order to realize on any of its Separate Collateral that is not Equity Collateral and to apply the proceeds therefrom as it deems appropriate in its discretion (i.e., without payment subordination), including exercising any remedy against any guarantor (a “Guarantor”) pursuant to any guaranty granted to any Junior Lender as additional collateral to secure the obligations under the applicable Junior Loan Documents (a “Guaranty Claim”); provided, however, each Junior Lender agrees that, unless the proceeds of any such enforcement are turned over to the Senior Lender to be applied to prepayment of the Senior Loan until it is paid in full, and thereafter to the Senior Junior Lenders in order of priority to be applied to prepayment of the Senior Junior

Loans in order of priority until they are paid in full, it shall not seek or pursue the enforcement of any judgments against Guarantor (but shall not be precluded from obtaining a judgment in any event) if (i) Senior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to Senior Lender as additional collateral to secure the obligations under the Senior Loan Documents, or (ii) a Senior Junior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to such Senior Junior Lender as additional collateral to secure the obligations under the Senior Junior Loan Documents, and, in each case, any right of payment of any Junior Lender under a Guaranty Claim shall be subject and subordinate in all respects to the rights and claims of Senior Lender and any applicable Senior Junior Lenders against such Guarantor (each Junior Lender hereby agreeing to such application of proceeds).

(c) In the event a Junior Lender that is a Qualified Transferee or any Qualified Transferee purchaser at a UCC sale obtains title to the Equity Collateral, each of Senior Lender and any Senior Junior Lender acknowledges and agrees that any transfer or assumption fee in the Senior Loan Agreement or any Senior Junior Loan Agreement shall be waived as a condition to such Transfer (except in the case of any transfer to any Affiliate Lender); provided, that all reasonable expenses incurred by Senior Lender and by any Senior Junior Lender in connection with any such Transfer shall be paid by such Junior Lender and any such Transfer shall not constitute a breach or default under the Senior Loan Documents or any Senior Junior Loan Documents, and provided, further, that such action is enforced in accordance with the terms and conditions of this Agreement, including Section 6(a). Senior Lender and any applicable Senior Junior Lender shall not impose any unreasonable delay in connection with any such Transfer.

(d) To the extent that any Qualified Transferee acquires the Equity Collateral pledged to a Junior Lender pursuant to the Junior Loan Documents in accordance with the provisions and conditions of this Agreement (including, but not limited to Section 12 hereof), such Qualified Transferee shall acquire the same subject to (i) the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents and (ii) the applicable Senior Junior Loans and the terms, conditions and provisions of the applicable Senior Junior Loan Documents, in each case for the balance of the term thereof, which shall not be accelerated by Senior Lender or the related Senior Junior Lender solely due to such acquisition and shall remain in full force and effect; provided, however, that (A) such Qualified Transferee shall cause, within ten (10) days after the transfer, (1) Senior Borrower and (2) the applicable Senior Junior Borrowers, in each case to reaffirm in writing, subject to such exculpatory provisions as shall be set forth in the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, all of the terms, conditions and provisions of the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, on Senior Borrower’s or the applicable Senior Junior Borrower’s, as applicable, part to be performed and (B) all defaults under (1) the Senior Loan and (2) the applicable Senior Junior Loans, in each case which remain uncured or unwaived as of the date of such acquisition have been cured by such Qualified Transferee except for defaults that are not susceptible of being cured by such Qualified Transferee; provided, that such defaults which are not susceptible of being cured do not materially impair the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender and the applicable Senior Junior Lenders, or in the case of defaults that can only be cured by the Junior Lender following its acquisition of the Equity Collateral, the same shall be cured by the Junior Lender prior to the expiration of the applicable Extended Non-Monetary Cure Period. Any Qualified Transferee acquiring Equity Collateral in accordance with this Section 6(d) may replace any Independent Director (as such term is defined in the applicable Loan Documents) relating to such Equity Collateral that is an individual with another Person satisfying the definition of Independent Director under the applicable Loan Documents.

(e) Nothing contained in Section 5(a) or this Section 6 is intended (i) to limit any Loan Pledgee’s right under its financing documents with any Junior Lender to foreclose against such Junior Lender, provided that such Loan Pledgee complies with the applicable provisions of Section 16, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee’s right to foreclose against the applicable Junior Borrower’s interest in the Separate Collateral, provided that Loan Pledgee complies with the applicable provisions of Section 5, Section 16 and this Section 6.

Section 7. Notice of Rating Confirmation. Each Junior Lender shall promptly notify Senior Lender and each other Junior Lender of any intended action relating to its respective Junior Loan which would require Rating Agency Confirmation hereunder and shall cooperate with Senior Lender in obtaining such confirmation. Senior Lender promptly shall notify Junior Lenders of any intended action relating to the Senior Loan which would so require Rating Agency Confirmation and shall cooperate with Junior Lenders in obtaining such confirmation. The party whose proposed actions necessitate or require Rating Agency Confirmation shall pay all fees and expenses of the Rating Agencies in connection with such request.

Section 8. Modifications, Amendments, etc. (a) Subject to the terms of Section 3.3 of the Note Sales Agreement, Senior Lender shall have the right without the prior written consent of any Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Loan Modification”) of the Senior Loan or any of the Senior Loan Documents provided that no such Senior Loan Modification, without first receiving the consent of the Junior Lenders, shall (i) increase the interest rate or principal amount of the Senior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, provided, the foregoing shall not apply to or preclude the creation of additional components of the Senior Loan or changing balances, amortization and spreads of the Senior Loan or of the components thereof in accordance with the terms of Sections 2.1.5 and 2.1.6 of the Senior Loan Agreement and the terms of this Agreement, (ii) increase in any other material respect any monetary obligations of Senior Borrower under the Senior Loan Documents other than as already contemplated under the Senior Loan Documents, (iii) extend or shorten the scheduled maturity date of the Senior Loan (other than by acceleration of the Senior Loan after the lapse of any cure periods granted to any Junior Lender pursuant to the terms of this Agreement or an extension option scheduled pursuant to the terms of the Senior Loan Documents on the date hereof), or amend or modify the Senior Lender’s consent requirement or standards set forth in the Senior Loan Documents with respect to Senior Borrower’s right to extend the term of the Senior Loan, (iv) increase the amount of any principal payments required under the Senior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the Senior Loan into or for any other indebtedness or subordinate any of the Senior Loan to any other indebtedness of Senior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of Senior Borrower or any other Person not originally granted or contemplated to be granted under the Senior Loan Documents, unless (x) such collateral or property is owned by a Person other than Senior Borrower and is not collateral for the Senior Loan or any Junior Loan and (y) the consent of the Junior Lenders is obtained if such consent is required pursuant to the Senior Loan Documents or the applicable Junior Loan Documents, (vii) modify, waive or amend (or, in the case of subclause (1) of this (vii), waive compliance in any material respect with) the terms and provisions of the Senior Loan Documents with respect to (1) any reserves or escrows, including, without limitation, those for taxes, insurance, debt service, repairs and replacements, if any, or any provisions regarding the release of funds from escrow, (2) any future funding obligation or additional advances of loan proceeds, if any, or (3) the amount of, manner, timing, method of the application of, or order of priority in payment of, payments under the Senior Loan Documents or the Junior Loan Documents, (viii) cross-default the Senior Loan with any other indebtedness, (ix) obtain any equity interest in Senior Borrower or any Junior Borrower, or any contingent interest, additional interest or so called “kicker” measured on the basis of the cash flow or appreciation of the Premises, (x) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the Senior Loan or any extended term of the Senior Loan or waive the requirement for an interest rate cap agreement if now or in the future called for under the Senior Loan Documents or waive or release any obligation of the counterparty under any interest rate cap agreement, (xi) waive, amend or modify the transfer or encumbrance provisions in the Senior Loan Documents, including, without limitation, the definition of “Release Price” (as defined in the Senior Loan Agreement), or the thresholds and other material restrictions and conditions applicable for releases in connection with all of any portion of the Premises, (xii) spread the lien of any Mortgage to encumber additional real property, (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield or spread maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the Senior Loan when none is now required or after the current maturity date of the Senior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify, waive or amend, in any material respect, the terms and provisions of Section 6.1 of the Senior Loan Agreement (including any deductibles, limits, qualifications of insurers or terrorism insurance requirements), (xv) release its lien on any material portion of the collateral originally granted under the Senior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents), or release any Guarantor under its Guaranty (other than in connection with obtaining a similar guaranty from a reasonably satisfactory replacement guarantor or as otherwise permitted by the Senior Loan documents in effect as of the date hereof), (xvi) amend or modify the definition of Event of Default under the Senior Loan Documents, (xvii) impose any additional fees upon Senior Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any Junior Lender (or any transferee of the interest in any Junior Loan) from acquiring the interest of the applicable Junior Borrower by foreclosure of the applicable Equity Collateral, (xix) impose any financial covenants on Senior Borrower (or if such covenants exist, impose more restrictive financial covenants on Senior Borrower), (xx) modify, waive or amend the definition of Excess Cash Flow, Net Sales Proceeds, Rio Leverage Event, Pre-Rio Leverage Ratio, or Post-Rio Leverage Ratio in the Senior Loan Agreement of any definition included as part of any such definition, or (xxi) modify, waive or amend any terms of the Senior Loan Agreement related to the sale of the Rio Las Vegas (as defined in the Senior Loan Agreement), including, without limitation, any of the applicable terms or provisions of Section 2.5.1 of the Senior Loan Agreement; provided, however, that, notwithstanding any provision of this Agreement to the contrary, (A) in no event shall Senior Lender be obligated to obtain any Junior Lender’s consent to a Senior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the Senior Loan following the occurrence and continuance of an Event of Default under the Senior Loan Documents (except that under no condition shall the principal balance of Senior Loan be increased in violation of item (i) above (with respect to increases in principal amount only) or the modifications described in clauses (ix), (xiii), (xvii) (except for any workout fee payable to the servicer of the Senior Loan following a Securitization) or (xviii) above be made during such a workout, surrender, extension, compromise, release, renewal or indulgence, without in each case the prior written consent of each of the Junior Lenders) and (B) provided that each Junior Lender is in compliance with the provisions of Section 6 above, Senior Lender shall be obligated to obtain the consent of the Junior Lenders to all Senior Loan Modifications both (i) during any Monetary Cure Period, Extended Monetary Cure Period, Non-Monetary Cure Period or Extended Non-Monetary Cure Period and (ii) for a period of thirty (30) days after the Junior Lenders have been given notice of a Purchase Option Event. In addition and notwithstanding the foregoing provisions of this Section 8(a), any amounts funded by Senior Lender pursuant to the Senior Loan Documents as a result of (1) the making of any Protective Advances or other advances by Senior Lender expressly permitted by the terms of the Senior Loan Documents, or (2) interest accruals or accretions provided for in the Senior Loan Documents as of the date hereof and any compounding thereof (including default interest), shall not be deemed to contravene this Section 8(a); for the purposes of this sentence the term “Protective Advances” shall include all advances where the sums advanced are advanced for the benefit of the Premises whether or not expressly provided for in the Senior Loan Documents.

(b) Subject to the terms of Section 3.3 of the Note Sales Agreement, each Subordinate Junior Lender shall have the right without the prior written consent of Senior Lender or any Senior Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Junior Loan Modification”) of its Junior Loan or Junior Loan Documents, provided, that without first receiving the consent of Senior Lender and each Senior Junior Lender, no such Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, provided, the foregoing shall not apply to or preclude the creation of additional components of the applicable Junior Loan or changing balances, amortization and spreads of the applicable Junior Loan or of the components thereof in accordance with the terms of Sections 2.1.5 and 2.1.6 of the applicable Junior Loan Agreement and the terms of this Agreement, (ii) increase in any other material respect any monetary obligations of the applicable Junior Borrower under the applicable Junior Loan Documents other than as already contemplated under the applicable Junior Loan Documents, (iii) extend or shorten the scheduled maturity date of the applicable Junior Loan (other than by an acceleration of such Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement or an extension option scheduled pursuant to the terms of the applicable Junior Loan Documents on the date hereof)), or amend or modify the Junior Lender’s consent requirement or standards set forth in the applicable Junior Loan Documents with respect to the applicable Borrower’s right to extend the term of the applicable Junior Loan, (iv) increase the amount of any principal payments required under the applicable Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Junior Loan into or for any other indebtedness, or subordinate any of such Junior Loan, to any indebtedness of the applicable Junior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Junior Loan Documents, unless (x) such collateral or property is owned by a Person other than such Junior Borrower and is not collateral for the Senior Loan or any Senior Junior Loan and (y) the consent of Senior Lender and the Senior Junior Lenders is obtained if such consent is required pursuant to the Senior Loan Documents or the applicable Senior Junior Loan Documents, (vii) modify, waive or amend (or, in the case of subclause (1) of this (vii), waive compliance in any material respect with) the terms and provisions of the applicable Senior Junior Loan Documents with respect to (1) any reserves or escrows if any, including, without limitation, those for taxes, insurance, debt service, repairs and replacements, if any, or any provisions regarding the release of funds from escrow, (2) any future funding obligation or additional advances of loan proceeds, if any, or (3) the amount of, manner, timing, method of the application of, or order of priority in payment of, payments under the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents, (viii) obtain any equity interest in the Borrower under such Junior Loan or any Junior Borrower other than the applicable Junior Borrower, or any contingent interest, additional interest or so called “kicker”, (ix) spread the lien and security interest of the Pledge Agreement to encumber additional collateral, (x) cross-default the applicable Junior Loan with any other indebtedness other than the Senior Loan and any Senior Junior Loan, (xi) waive, amend or modify the transfer or encumbrance provisions in the applicable Junior Loan Documents, including, without limitation, the definition of “Release Price” (as defined in the applicable Junior Loan Agreement), or (xii) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the applicable Junior Loan or any extended term of the applicable Junior Loan; provided, however, that, notwithstanding any provision of this Agreement to the contrary, (A) in no event shall the applicable Subordinate Junior Lender be obligated to obtain Senior Lender’s or any Senior Junior Lender’s consent to a Junior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the Junior Loan following the occurrence and continuance of an Event of Default under the applicable Junior Loan Documents (except that under no condition shall the principal balance of applicable Junior Loan be increased in violation of clause (i) above (with respect to increases in principal amount only) or the modifications described in clause (ii), clause (iii) (with respect to shortening the maturity only), clause (iv), clause (v), clause (vii) or clause (viii) above be made during such a workout, surrender, extension, compromise, release, renewal or indulgence, without in each case the prior written consent of Senior Lender and each of the

Senior Junior Lenders), and (B) any such amendment or modification shall not (x) increase the per annum rate at which interest is payable under the applicable Junior Loan, unless such additional interest accrues and is contingent and if no Event of Default under the Senior Loan exists and no Event of Default under any applicable Senior Junior Loans exists, then such additional interest may be paid from excess net cash flow that would otherwise be payable to the Junior Borrower under such Junior Loan or any Junior Borrower or (y) require any specified sums as amortization payments other than as now provided under the applicable Junior Loan Documents (however, such Junior Lender will be permitted to retain excess net cash flow that would otherwise be payable to the Junior Borrower under the applicable Junior Loan or any applicable Junior Borrower and to apply such cash flow to the amortization of the principal balance of the applicable Junior Loan or to deferred interest under the applicable Junior Loan, subject to any prior right to such funds under the Senior Loan Documents). In addition and notwithstanding the foregoing provisions of this Section 8(b), any amounts funded by a Subordinate Junior Lender under its respective Junior Loan Documents as a result of (1) the making of any Protective Advances or other advances by such Junior Lender expressly permitted by the terms of its Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest), shall not be deemed to contravene this Section 8(b).

(c) Subject to the terms of Section 3.3 of the Note Sales Agreement, each Senior Junior Lender shall have the right without the prior written consent of any applicable Subordinate Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Junior Loan Modification”) of its Senior Junior Loan or Senior Junior Loan Documents, provided, that without first receiving the consent of any applicable Subordinate Junior Lender, no such Senior Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Senior Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, provided, the foregoing shall not apply to or preclude the creation of additional components of the applicable Senior Junior Loan or changing balances, amortization and spreads of the applicable Senior Junior Loan or of the components thereof in accordance with the terms of Sections 2.1.5 and 2.1.6 of the applicable Senior Junior Loan Agreement and the terms of this Agreement, (ii) increase in any other material respect any monetary obligations of the applicable Senior Junior Borrower under the applicable Senior Junior Loan Documents other than as already contemplated under the applicable Senior Junior Loan Documents, (iii) extend or shorten the scheduled maturity date of the applicable Senior Junior Loan (other than by acceleration of such Senior Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement or an extension option scheduled pursuant to the terms of the Senior Junior Loan Documents on the date hereof), or amend or modify the Senior Junior Lender’s consent requirement or standards set forth in the applicable Senior Junior Loan Documents with respect to the applicable Junior Borrower’s right to extend the term of the applicable Senior Junior Loan, (iv) increase the amount of any principal payments required under the applicable Senior Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Senior Junior Loan into or for any other indebtedness, or subordinate any of such Senior Junior Loan to any indebtedness of the applicable Senior Junior Borrower,

(vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Senior Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Senior Junior Loan Documents, unless (x) such collateral or property is owned by a Person other than such Senior Junior Borrower and is not collateral for the Senior Loan or any Junior Loan and (y) the consent of Senior Lender and the Junior Lenders is obtained if such consent is required pursuant to the Senior Loan Documents or the applicable Junior Loan Documents, (vii) modify, waive or amend (or, in the case of subclause (1) of this (vii), waive compliance in any material respect with) the terms and provisions of the applicable Senior Junior Loan Documents with respect to (1) any reserves or escrows if any, including, without limitation, those for taxes, insurance, debt service, repairs and replacements, if any, or any provisions regarding the release of funds from escrow, (2) any future funding obligation or additional advances of loan proceeds, if any, or (3) the amount of, manner, timing, method of the application of, or order of priority in payment of, payments under the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents, (viii) cross-default the applicable Senior Junior Loan with any other indebtedness other than the Senior Loan and any more senior Senior Junior Loan, (ix) obtain any equity interest in the Junior Borrower under such Junior Loan or any Junior Borrower other than pursuant to an Equity Collateral Enforcement Action permitted hereunder, or any contingent interest, additional interest or so called “kicker”, (x) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the applicable Senior Junior Loan or any extended term of the applicable Senior Junior Loan or waive the requirement for a interest rate cap agreement if now or in the future called for under the applicable Senior Junior Loan Documents or waive or release any obligation of the counterparty under any interest rate cap agreement, (xi) waive, amend or modify the transfer or encumbrance provisions in the applicable Senior Junior Loan Documents, including, without limitation, the definition of “Release Price” (as defined in the applicable Senior Junior Loan Agreement), (xii) spread the lien of the applicable Pledge Agreement to encumber additional collateral, (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the applicable Senior Junior Loan when none is now required or after the current maturity date of the applicable Senior Junior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify, waive or amend, in any material respect, the terms and provisions of Section 6.1 of the applicable Senior Junior Loan Agreement, (xv) release its lien on any material portion of the collateral originally granted under the applicable Senior Junior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents, the more senior Senior Junior Loan Documents or the applicable Senior Junior Loan Documents), or release any Guarantor under its Guaranty (other than in connection with obtaining a similar guaranty from a reasonably satisfactory replacement guarantor or as otherwise permitted by the applicable Senior Junior Loan documents in effect as of the date hereof), (xvi) amend or modify the definition of Event of Default under the applicable Senior Junior Loan Documents, (xvii) impose any additional fees upon the applicable Senior Junior Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any other Junior Lender (or any transferee of an interest in any other Junior Loan) from acquiring the interest of the applicable Senior Junior

Borrower by foreclosure of the applicable Equity Collateral or (xix) impose any financial covenants on the applicable Senior Junior Borrower (or if such covenants exist, impose more restrictive financial covenants on the Senior Junior Borrower); provided, however, that, notwithstanding any provision of this Agreement to the contrary, (A) in no event shall the applicable Senior Junior Lender be obligated to obtain any Subordinate Junior Lender’s consent to a Senior Junior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the applicable Senior Junior Loan following the occurrence and continuance of an Event of Default under the applicable Senior Junior Loan Documents (except that under no condition shall the principal balance of the applicable Senior Junior Loan be increased in violation of item (i) above (with respect to increases in principal amount only) or the modifications described in clauses (viii), (xi) (with respect to permitting additional indebtedness), (xiii), (xvii), (xviii) or (xix) above be made during such a workout, surrender, extension, compromise, release, renewal or indulgence, without in each case the prior written consent of each of the Subordinate Junior Lenders) and (B) provided that each Subordinate Junior Lender is in compliance with the provisions of Section 6 above, the applicable Senior Junior Lender shall be obligated to obtain the consent of the Subordinate Junior Lenders to all Senior Junior Loan Modifications both (i) during any Junior Loan Monetary Cure Period, Junior Loan Extended Monetary Cure Period, Junior Loan Non-Monetary Cure Period or Junior Loan Extended Non-Monetary Cure Period and (ii) for a period of thirty (30) days after the Subordinate Junior Lenders have been given notice of a Purchase Option Event. In addition and notwithstanding the foregoing provisions of this Section 8(c), (a) any amounts funded by a Senior Junior Lender under its respective Senior Junior Loan Documents as a result of (1) the making of any Protective Advances or other advances by such Senior Junior Lender expressly permitted by the terms of its Senior Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest) shall not be deemed to contravene this Section 8(c).

(d) Senior Lender shall deliver to Junior Lenders, promptly upon execution thereof, copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender).

(e) Each Junior Lender shall deliver to Senior Lender and the other Junior Lenders promptly upon execution thereof, copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Junior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Junior Lender).

(f) Each Junior Lender shall consent to the amendment or modification of a Junior Borrower’s organizational documents upon request by Senior Lender and/or the applicable Senior Junior Lender in order to satisfy requests made by Rating Agencies rating any Certificates, provided that such amendment or modification does not have a material adverse effect on the Junior Loan and the costs and expenses thereof are not payable by such Junior Lender.

(g) Notwithstanding anything to the contrary contained herein, Specified Mezzanine Lender (as defined in the Note Sales Agreement) shall have the right without requiring the consent of Senior Lender or any Junior Lender or Senior Junior Lender to take the actions contemplated by Section 3.3 of the Note Sales Agreement.

Section 9. Subordination of Junior Loans and Junior Loan Documents. (a) Except as otherwise provided in this Agreement, each Junior Lender hereby subordinates and makes junior the Junior Loan held by such Junior Lender, the related Junior Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (i) the Senior Loan and the applicable Senior Junior Loans, (ii) the liens and security interests created by the Senior Loan Documents and the applicable Senior Junior Loan Documents, and (iii) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents and the applicable Senior Junior Loan Documents and no extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents or the applicable Senior Junior Loan Documents that are permitted by Section 8 shall affect the subordination thereof as set forth in this Section 9. Senior Lender and the Junior Lenders each hereby acknowledge and agree that, except as set forth in Section 6(b) hereof:

(A) Senior Lender has not acquired, and shall not hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating to any Junior Loan that is held by the related Junior Lender (or any part thereof), and that collection from such Separate Collateral (including any Guaranty Claim), the exercise of remedies and realization upon such Separate Collateral by such Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the Senior Loan Documents or the applicable Junior Loan Documents;

(B) No property of a Junior Borrower is collateral for the Senior Loan;

(C) No Senior Junior Lender has acquired, and no Senior Junior Lender shall hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating solely to any Subordinate Junior Loan that is held by the related Subordinate Junior Lender (or any part thereof), and that collection from any such Separate Collateral (including any Guaranty Claim), the exercise of remedies and realization upon such Separate Collateral by such Subordinate Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Subordinate Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents;

(D) No property of a Subordinate Junior Borrower is collateral for any Senior Junior Loan;

(E) No Junior Borrower has any legal obligations to pay the Senior Loan or to render any other performance under the Senior Loan Documents and no Junior Borrower has any legal obligations to pay any Junior Loan (other than the Junior Loan to which it is a party) or to render any other performance under the Junior Loan Documents for any Junior Loan (other than the Junior Loan to which it is a party); and

(F) Senior Lender is not a creditor of any Junior Borrower and no Junior Lender is a creditor of Senior Borrower or of any Junior Borrower (other than its Junior Borrower).

(b) Except with respect to the Separate Collateral or any Guaranty, every document and instrument included within the Junior Loan Documents shall be subject and subordinate to each and every document and instrument included within the Senior Loan Documents and the applicable Senior Junior Loan Documents and all extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents and the applicable Senior Junior Loan Documents to the extent such extensions, modifications, consolidations, supplements, amendments, replacements and restatements are permitted by the terms hereof.

Section 10. Payment Subordination. (a) Except (i) as otherwise expressly provided in this Agreement and (ii) in connection with the exercise by a Junior Lender of its rights and remedies with respect to the Separate Collateral (or, subject to the terms of Section 6(b) hereof, any Guaranty Claim) in accordance with the terms of this Agreement and the application of the proceeds therefrom as Junior Lender deems appropriate in its discretion, (x) each Junior Lender’s rights to payment of the Junior Loan held by each such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of Senior Lender’s rights to payment by Senior Borrower of the Senior Loan and the obligations secured by the Senior Loan Documents, and no such Junior Lender shall accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding, the proceeds received by such Junior Lender from any bona fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral or from any Guaranty Claim, which may be retained by such Junior Lender) from Senior Borrower and/or from the Premises prior to the date that all of the Senior Loan Liabilities then due to Senior Lender under the Senior Loan Documents are paid in full and (y) each Junior Lender’s rights to payment of the Junior Loan held by each such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to the rights to payment of each Senior Junior Lender (senior to each such Junior Lender, in each case) by the applicable Senior Junior Borrowers of the applicable Senior Junior Loans and the obligations secured by the applicable Senior Junior Loan Documents, and no such Junior Lender shall accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding, the proceeds received by such Junior Lender from any bona fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral, which may be retained by such Junior Lender) from Senior Borrower, the Premises, from any Senior Junior Borrower(s) (senior to it, in each case) and/or the proceeds from items identified in clauses (i) or (ii) of the definition of Separate Collateral (but excluding, the proceeds received from any bona fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral or from any Guaranty Claim, which may be retained by such Junior Lender) securing or guaranteeing the applicable Senior Junior Loans prior to the date that all obligations of the applicable Senior Junior Borrowers then due to the applicable Senior Junior Lenders under the applicable Senior Junior Loan Documents are paid in full.

(b) If (i) a Proceeding with respect to Senior Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Loan Documents, after giving effect to each Junior Lender’s cure rights pursuant to Section 12, except as expressly otherwise provided herein, Senior Lender shall be entitled to receive payment and performance in full of all amounts due or to become due to Senior Lender before any Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of Senior Borrower being subordinated to the payment of the Junior Loans) on account of any Junior Loan (other than payments with respect to a Junior Lender’s Separate Collateral permitted pursuant to this Agreement). If (i) a Proceeding with respect to Senior Junior Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the applicable Senior Junior Loan Documents, after giving effect to each Subordinate Junior Lender’s cure rights pursuant to Section 12 (subject to the provisions of Section 37), the Senior Junior Lender holding the applicable Senior Junior Loan shall be entitled to receive payment and performance in full of all amounts due or to become due to such Senior Junior Lender before any applicable Subordinate Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of any Junior Borrower being subordinated to the payment of the applicable Senior Junior Loans) on account of any applicable Subordinate Junior Loan (other than payments with respect to any applicable Subordinate Junior Lender’s Separate Collateral permitted pursuant to this Agreement). All payments or distributions upon or with respect to a Junior Loan which are received by a Junior Lender contrary to the provisions of this Agreement shall be received by such Junior Lender in trust for the benefit of Senior Lender and such Junior Lender’s Senior Junior Lenders to the extent payable to Senior Lender or such Senior Junior Lenders and shall be paid within two (2) Business Days of receipt thereof over first to Senior Lender to the extent then payable to Senior Lender and then to such Senior Junior Lenders (in order of priority) in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance first of the Senior Loan Liabilities in accordance with the terms of the Senior Loan Documents and then for, the payment or performance of the applicable Senior Junior Loan Liabilities in accordance with the terms of the Senior Junior Loan Documents. Nothing contained herein shall prohibit a Junior Lender from making Protective Advances (and adding the amount thereof to the principal balance of its Junior Loan) notwithstanding the existence of a default under the Senior Loan at such time.

(c) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Sections 10(a) and (b), provided that (x) after giving effect to each Junior Lender’s cure rights pursuant to Section 12 hereof, no Event of Default shall exist and be continuing under the Senior Loan Documents or the applicable Senior Junior Loan Documents, or Junior Lender shall be pursuing its rights with respect to an Extended Non-Monetary Cure Period in accordance with and subject to the terms and conditions set forth in Section 12 of this Agreement with respect thereto and (y) the maturity date of the Senior Loan and the applicable Senior Junior Loan (in each case, as the same may be extended) has not occurred or been accelerated (unless following any such acceleration the Senior Loan and/or the applicable Senior Junior Loan was reinstated and no Event of Default exists thereunder):

(i) a Junior Lender may accept and retain current and delinquent payments due and payable from time to time which the applicable Junior Borrower is obligated to pay to such Junior Lender, or prepayments permitted to be made by such Junior Borrower, in either case in accordance with the terms and conditions of the applicable Junior Loan Documents. If funds are distributed to a Junior Lender in accordance with the Senior Loan Documents or any Senior Junior Loan Documents, Senior Lender and the applicable Senior Junior Lender(s) agree that, absent clear evidence of error, such distributions shall be deemed to have been properly paid to such Junior Lender and may be accepted and retained by such Junior Lender;

(ii) a Junior Lender may accept and retain amounts received in connection with the exercise of its rights and remedies with respect to the Separate Collateral (or, subject to the terms of Section 6(b) hereof, any Guaranty Claim) in accordance with this Agreement; and

(iii) a Junior Lender may accept and retain prepayments of its respective Junior Loan, together with any prepayment fee payable pursuant to such Junior Loan Documents, from funds other than those funds held under the Senior Loan Documents or under any applicable Senior Junior Loan Documents.

(d) Subject to the terms and provisions of Section 6 hereof, a Junior Lender may, in its sole and absolute discretion without Senior Lender’s or any Senior Junior Lender’s consent, take any Equity Collateral Enforcement Action or Separate Collateral Enforcement Action; provided, however, (i) such Junior Lender shall (y) prior to commencing any Equity Collateral Enforcement Action, give the Senior Lender and the applicable Senior Junior Lenders written notice of the default which would permit such Junior Lender to commence such Equity Collateral Enforcement Action, and (z) provide Senior Lender and the applicable Senior Junior Lenders with copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Equity Collateral Enforcement Action, (ii) such Junior Lender shall keep the Senior Lender and the applicable Senior Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action and (iii) if and to the extent that a Qualified Transferee acquires all of the ownership interests in an applicable Junior Borrower pursuant to an Equity Collateral Enforcement Action in accordance with the terms of this Agreement, then upon, from and after the vesting of title thereto, such Junior Lender’s rights pursuant to Section 12 and Section 14 and the obligations of Senior Lender and the applicable Senior Junior Lenders pursuant to Section 12 and Section 14 with respect to such Junior Lender shall be null and void and of no further force and effect and every other provision in this Agreement which references such Sections, rights or obligations shall thereafter be read as if such reference, right or obligation were not contained or specified therein with respect to such Junior Lender. Nothing in this Agreement is intended to create and this Agreement does not create any security interest by any Junior Lender in favor of Senior Lender and any Senior Junior Lenders and shall not constitute a guarantee by any Junior Lender of its respective Junior Borrower’s obligations under the applicable Junior Loan Documents.

(e) In the event of a casualty to the buildings or improvements constructed on any portion of the any of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of any of the Premises, the buildings or improvements thereon, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event after deducting the costs of collection (the “Award”), provided that if the amount of the Award is in excess of the release consideration due the Senior Lender under the Senior Loan Documents, and no Event of Default then exists under the Senior Loan (or either the Senior Loan has been paid in full or Senior Borrower is entitled to a remittance of same under the Senior Loan Documents other than in connection with the restoration of the Premises), such excess Award or portion to be so remitted shall be applied, to the extent permitted under the Senior Loan Documents, as follows: (i) first, to the First Mezzanine Lender in the amount of the release consideration due the First Mezzanine Lender under the First Mezzanine Loan Documents, (ii) second, to the Second Mezzanine Lender in the amount of the release consideration due the Second Mezzanine Lender under the Second Mezzanine Loan Documents, (iii) third, to the Third Mezzanine Lender in the amount of the release consideration due the Third Mezzanine Lender under the Third Mezzanine Loan Documents, (iv) fourth, to the Fourth Mezzanine Lender in the amount of the release consideration due the Fourth Mezzanine Lender under the Fourth Mezzanine Loan Documents, (v) fifth, to the Fifth Mezzanine Lender in the amount of the release consideration due the Fifth Mezzanine Lender under the Fifth Mezzanine Loan Documents, (vi) sixth, to the Sixth Mezzanine Lender in the amount of the release consideration due the Sixth Mezzanine Lender under the Sixth Mezzanine Loan Documents, (vii) seventh, to the Seventh Mezzanine Lender in the amount of the release consideration due the Seventh Mezzanine Lender under the Seventh Mezzanine Loan Documents, (viii) eighth, to the Eighth Mezzanine Lender in the amount of the release consideration due the Eighth Mezzanine Lender under the Eighth Mezzanine Loan Documents, (ix) ninth, to the Ninth Mezzanine Lender in the amount of the release consideration due the Ninth Mezzanine Lender under the Ninth Mezzanine Loan Documents and (xi) tenth, to the Ninth Mezzanine Borrower. In the event of any competing claims for any such excess Award, Senior Lender shall continue to hold such excess Award until Senior Lender receives an agreement signed by all parties making a claim to the excess Award or a final order of a court of competent jurisdiction directing Senior Lender as to how the excess Award is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Awards in any such event to Senior Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises or any portion thereof in accordance with the terms and provisions of the Senior Loan Documents. Awards made available to Senior Borrower for the repair or restoration of the Premises or any portion thereof shall not be subject to attachment by any Junior Lender, but this sentence is not intended to otherwise affect any lien, if any, that a Junior Lender may have upon such proceeds. Senior Lender shall use reasonable efforts to promptly (x) notify each Junior Lender of any requests by Senior Borrower for the release of any Award and (y) provide each Junior Lender with any documentation delivered by Senior Borrower to Senior Lender with respect to any such request by Senior Borrower for the release of any Award. Senior Lender shall, at the request of a Junior Lender, advise such Junior Lender from time to time as to the status of any settlement or adjustment of any claim or any distribution of proceeds under any insurance policies.

(f) With respect to any insurance policies (collectively, the “Policies”) for the Premises for which a Junior Lender and/or its Affiliate are identified as “named insureds” or “additional insureds”, until such time as the Senior Loan has been paid in full, each Junior Lender acknowledges and agrees that no Junior Lender nor any of its Affiliates shall have any right whatsoever to (i) contest or challenge (in their capacity as named insureds) any such settlement or adjustment approved by Senior Lender, (ii) disapprove any settlement or adjustment of any claim or any distribution of proceeds under the Policies approved by Senior Lender, or (iii) be issued checks, drafts or wires (jointly or otherwise) representing proceeds of the Policies. Nothing contained in this subparagraph (f) is meant to limit any rights that a Junior Lender has under its respective Junior Loan Documents to approve of any action taken by the applicable Junior Borrower. Senior Lender shall, at a Junior Lender’s request, advise such Junior Lender from time to time as to the status of any settlement or adjustment of any claim or any distribution of proceeds under the Policies.

Section 11. Rights of Subrogation; Bankruptcy.

(a) Marshalling of Assets and Information. Each Junior Lender and Senior Lender hereby waives any equitable right or requirement it may have for marshalling of assets hereunder, under law, in equity or otherwise or the right to assert that an election of remedies has occurred in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Junior Loan Documents, the right to require the separate sales of any portion of the Premises or any other Senior Loan Collateral or to require that Senior Lender exhaust its remedies against any portion of the Premises or any other collateral for the Senior Loan, as applicable, or any exercise of any rights of set-off or otherwise. Each of the Junior Lenders and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Senior Borrower, each Junior Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor any Junior Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the others relative to such condition, business, assets and/or operations.

(b) Fiduciary Duties. Each Junior Lender agrees that Senior Lender owes no fiduciary duty to any Junior Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and each Junior Lender agrees not to assert any such claim. Senior Lender agrees that none of the Junior Lenders owes any fiduciary duty to Senior Lender in connection with the administration of the Junior Loans and the Junior Loan Documents and Senior Lender agrees not to assert any such claim. Each Junior Lender agrees that no Junior Lender owes any fiduciary duty to any other Junior Lenders in connection with the administration of a Junior Loan and the related Junior Loan Documents and each Junior Lender agrees not to assert any such claim.

(c) Payments, Distributions and Protective Advances. No payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective

Advance by a Junior Lender and no other action taken by a Junior Lender to cure any default under the Senior Loan Documents shall entitle such Junior Lender to exercise any right of subrogation in respect thereof or provide such Junior Lender with any claim against Senior Borrower, in each case, prior to the payment in full of the Senior Loan Liabilities, and each of the Junior Lenders agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. No payment or distribution to any Senior Junior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender and no other action taken by a Junior Lender to cure any default under any Senior Junior Loan Documents shall entitle such Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full of all Senior Junior Loan Liabilities, and each Junior Lender agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Junior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of any Senior Junior Lender or any other collateral now securing the Senior Loan or any Senior Junior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any Senior Junior Loan or the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(d) Bankruptcy. (i) Subject to Section 31 of this Agreement, the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action by or against or involving Senior Borrower, any Junior Borrower or any SPE Constituent Entity under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors or any assignment by Senior Borrower or any Junior Borrower for the benefit of creditors (a “Proceeding”).

(ii) For as long as the Senior Loan shall remain outstanding, none of the Junior Lenders shall solicit, direct or cause Senior Borrower or any other entity which Controls Senior Borrower (the “Borrower Group”) or any other Person to: (1) commence any Proceeding against Senior Borrower or any SPE Constituent Entity; (2) institute proceedings to have Senior Borrower or any SPE Constituent Entity adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Senior Borrower or any SPE Constituent Entity; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Senior Borrower or any SPE Constituent Entity; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Senior Borrower or any SPE Constituent Entity or a substantial portion of any of its respective property, including without limitation, the Premises, or any portion thereof, and any other collateral securing the Senior Loan, or any portion thereof; (6) make an assignment for the benefit of any creditor of Senior

Borrower or any SPE Constituent Entity; (7) seek to consolidate the Premises or any other assets of Senior Borrower or any SPE Constituent Entity with the assets of any Junior Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate Senior Borrower with any Junior Borrower or any member of Borrower Group; or (9) take any action in furtherance of any of the foregoing. The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its respective capacity as a Junior Lender. If any Junior Lender commences an Equity Collateral Enforcement Action against any Junior Borrower, and pursuant to such Equity Collateral Enforcement Action, such Junior Lender takes title to the Equity Collateral of such Junior Borrower, from and after the date title to such Equity Collateral is vested in such Junior Lender (as applicable), such Junior Lender shall be bound by the terms and provisions of the respective organizational documents of such Junior Borrower regarding bankruptcy and all matters requiring the vote of the independent directors/managers/members of such Junior Borrower. Subject to the limitations set forth herein, each Junior Lender will have the right to appear in such Proceeding to protect its interest in the relevant Equity Collateral, in the Junior Lender’s capacity as pledgee of the Equity Collateral.

(iii) In the event that a Junior Lender is deemed to be a creditor of Senior Borrower in any Proceeding: (1) each such Junior Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Senior Borrower or any SPE Constituent Entity without the prior consent of Senior Lender, except to the extent necessary to preserve or realize upon such Junior Lender’s interest in any Separate Collateral pledged to such Junior Lender pursuant to the Junior Loan Documents related to the Junior Loan held by such Junior Lender; provided, however, that any such filing shall not be as a creditor of the Senior Borrower; (2) Senior Lender may vote in any such Proceeding any and all claims of such Junior Lender, and each of the Junior Lenders hereby appoints the Senior Lender as its agent, and grants to the Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Junior Lender in connection with any case by or against Senior Borrower or any SPE Constituent Entity in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan or to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Senior Lender may vote on behalf of such Junior Lender only if the proposed plan would result in Senior Lender being “impaired” (as such term is defined in the Bankruptcy Code); and (3) no Junior Lender shall challenge the validity or amount of any claim submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises, or any portion thereof, or other Senior Loan collateral submitted by Senior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to Senior Lender’s enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code); provided, however that no such valuations submitted in such Proceeding by Senior Lender shall be binding upon any Junior Lender in any Proceeding concerning any other Person, including, without limitation, any Junior Borrower, any member of the Junior Borrower Group, or any Affiliate thereof and not involving Senior Borrower. Senior Lender shall not have the rights provided in this Section 11(d)(iii) if Senior Lender is an Affiliate of Senior Borrower.

(iv) For as long as any applicable Senior Junior Loan with respect to a Junior Lender shall remain outstanding, such Junior Lender shall not, and shall not solicit any Person to, and shall not direct or cause the Junior Borrower under the Junior Loan held by such Junior Lender to direct or cause such Junior Borrower or any entity which Controls such Junior Borrower (as applicable, the “Junior Borrower Group”) to: (1) commence any Proceeding against any applicable Senior Junior Borrower; (2) institute proceedings to have any applicable Senior Junior Borrower adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against any applicable Senior Junior Borrower; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of any applicable Senior Junior Borrower; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for any applicable Senior Junior Borrower, Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other collateral securing any applicable Senior Junior Loan (or any portion thereof); (6) make an assignment for the benefit of any creditor of any applicable Senior Junior Borrower; (7) seek to consolidate the Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other assets of any applicable Senior Junior Borrower with the assets of the Junior Borrower under the Junior Loan held by such Junior Lender or any member of the applicable Junior Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate any applicable Senior Junior Borrower with any Subordinate Junior Borrower or any member of Junior Borrower Group for a Subordinate Junior Borrower; or (9) take any action in furtherance of any of the foregoing.

(v) In the event that a Junior Lender is deemed to be a creditor of any Senior Junior Borrower in any Proceeding: (1) such Junior Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any such Senior Junior Borrower without the prior consent of the applicable Senior Junior Lenders, except to the extent necessary to preserve or realize upon its interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of any Junior Borrower; (2) the applicable Senior Junior Lenders in their respective order of priority may vote in any such Proceeding any and all claims of such Junior Lender, and such Junior Lender hereby appoints the applicable Senior Junior Lenders in their respective order of priority as its agent, and grants to the applicable Senior Junior Lenders in their respective order of priority an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the applicable Senior Junior Lenders in connection with any case by or against the applicable Senior Junior Borrowers in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan or to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, the applicable Senior Junior Lenders in their respective order of priority may vote on behalf of such Junior Lender only if the proposed plan would result in such applicable Senior Junior Lender being “impaired” (as such term is defined in the Bankruptcy Code); and (3) such Junior Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by any Senior Junior Lender in good faith or any valuations of the Separate Collateral for any such Senior Junior Lender’s Senior Junior Loan or other collateral for such Senior Junior Loan submitted by such applicable Senior Junior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to enforcement by any applicable Senior Junior Lender of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code); provided, however that no such valuations submitted in such Proceeding by any Senior Junior Lender shall be binding upon any Junior Lender in any Proceeding concerning any other Person, including, without limitation, any Junior Borrower, any member of the Junior Borrower Group, or any Affiliate thereof. No Senior Junior Lender shall have the rights provided in this Section 11(d)(v) if such Senior Junior Lender is an Affiliate of the Junior Borrower or a party to such Senior Junior Lender’s Loan.

(vi) The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its capacity as a Junior Lender; provided, that upon any such Junior Lender’s foreclosure or other realization upon its Equity Collateral, the provisions of the Senior Loan Documents and the applicable Senior Junior Loan Documents prohibiting a Proceeding by or against Senior Borrower and any applicable Senior Junior Borrower shall continue to remain applicable from and after any such foreclosure or other realization with respect to such Equity Collateral.

Section 12. Rights of Cure.

(a) Senior Loan Default. Prior to Senior Lender commencing any Enforcement Action under the Senior Loan Documents, Senior Lender shall provide written notice of the default triggering the Enforcement Action to each Junior Lender and any Loan Pledgee entitled to notice thereof pursuant to Section 16 of this Agreement, whether or not Senior Lender is obligated to give notice thereof to Senior Borrower (each, a “Senior Loan Default Notice”). In the event Senior Lender has delivered a Senior Loan Default Notice pursuant to Sections 12(a)(i) or (ii) below regarding an Event of Default which has not been cured by a Junior Lender, Senior Lender shall provide the Junior Lenders with copies of any and all material notices relating to the Event of Default(s) cited in the Senior Loan Default Notice, including pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Enforcement Action, and otherwise keep the Junior Lenders reasonably apprised as to the current status of any Enforcement Action. Prior to or concurrently with undertaking any curative action with respect to the Senior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Senior Lender shall permit the Junior Lenders and any Loan Pledgee an opportunity to cure such default in accordance with the following terms:

(i) Monetary Default. If the default identified in the Senior Loan Default Notice is a monetary default relating to any scheduled payment of principal or interest or the payment of any other liquidated sum of money, Junior Lenders shall have (1) in the case of any Junior Lender that is an Affiliate Lender, until five (5) Business Days after the later of (a) the receipt (or deemed receipt) of the Senior Loan Default Notice and (b) expiration of the Senior Borrower’s cure period, if any, to cure such monetary default or (2) in all other cases, until ten (10) Business Days after the later of (a) the receipt (or deemed receipt) of the Senior Loan Default Notice and (b) expiration of the Senior Borrower’s cure period, if any, to cure such monetary default (the periods for effecting any such monetary cure set forth in the preceding subclauses (1) or (2), as applicable, a “Monetary Cure Period”); provided, however, that in the event a Junior Lender elects to cure such monetary default, such Junior Lender hereby agrees (x) to indemnify, defend and hold harmless Senior Lender for all costs, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any pooling and/or servicing agreement applicable to the Senior Loan to the extent imposed on, incurred by or asserted against Senior Lender due to or arising from such Monetary Cure Period, (y) without duplication of the foregoing, to reimburse Senior Lender for any interest charged by Senior Lender or the servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances during the Monetary Cure Period arising under the applicable pooling and/or servicing agreement, and (z) if the monetary default is not cured within the Monetary Cure Period but is thereafter cured by a Junior Lender, to pay Senior Lender the excess of interest accruing at the Default Rate (as defined in the Senior Loan Agreement) (without duplication) over interest accruing at the Applicable Interest Rate (as defined in the Senior Loan Agreement) under the Senior Loan for the number of days beyond the expiration of such Monetary Cure Period that the default to which such Monetary Cure Period (as applicable) related continued uncured, less any amounts paid by such Junior Lender under (y) above (provided, however, that if such Junior Lender is an Affiliate Lender, then such Affiliate Lender shall, in all cases regardless of when the monetary default is cured, be obligated to pay interest at the Default Rate under (and as defined in) and any late charges under the Senior Loan Documents). A Junior Lender (except if such Junior Lender is an Affiliate Lender) shall not be required, in order to effect a cure hereunder during the Monetary Cure Period, to pay any late charges or (other than the cure by a Junior Lender of a default in the payment of the Senior Loan in full on the maturity date thereof) any interest at the Default Rate under (and as defined in) the Senior Loan Documents (irrespective of any cure of such default by a Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Junior Lender has cured such monetary default) unless such Junior Lender seeking to cure beyond such six (6) month period has commenced and is continuing to diligently pursue its rights against such Junior Lender’s Equity Collateral, in which case such Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving Senior Borrower

(such additional monetary cure period, an “Extended Monetary Cure Period”). In the event more than one Junior Lender cures any monetary default in accordance with the terms of this Section, Senior Lender hereby agrees (x) to accept the cure from the junior most Junior Lender and (y) to return funds tendered by Senior Junior Lender(s) to such Senior Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Junior Lender. The cure period for a Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if one Junior Lender has satisfied the conditions for an Extended Monetary Cure Period with respect to defaults involving monthly scheduled interest and principal payments as set forth above and thereafter ceases to qualify for such Extended Monetary Cure Period (either by failing to make cure payments or failing to diligently pursue its rights against its Equity Collateral) then (A) such Junior Lender’s cure rights with respect to all monetary defaults shall immediately terminate (unless Senior Borrower shall have cured all defaults and reinstated the Senior Loan in good standing) and (B) notwithstanding any of the other Junior Lender’s earlier election not to cure the defaults involving monthly scheduled interest and principal payments, such other Junior Lenders shall be entitled to succeed to all rights under the existing Extended Monetary Cure Period, upon written notice to the Senior Lender, so long as such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral, makes all cure payments and otherwise satisfies the provisions of this Section 12. If the default referenced in a Senior Loan Default Notice has been cured such that there is no longer an Event of Default under the Senior Loan Documents, the Junior Lenders shall have the same Monetary Cure Period (determined consistently with subclauses (1) and (2) of the first sentence of this subparagraph (i)) with respect to any future Senior Loan Default Notice.

(ii) Non-Monetary Default. If the default is of a non-monetary nature (for so long as such non-monetary default is not caused by a Proceeding of or involving Senior Borrower or during such Non-Monetary Cure Period a Proceeding of or involving Senior Borrower does not occur), each Junior Lender shall have until the later of (a) ten (10) Business Days from the receipt (or deemed receipt) of the Senior Loan Default Notice and (b) the expiration of the Senior Borrower’s cure period to cure such non-monetary default (a “Non-Monetary Cure Period”); provided, however, if such non-monetary default cannot reasonably be cured within such period or if no cure period is provided and, if applicable, curative action was commenced by such Junior Lender within the Non-Monetary Cure Period and, if there is a cure period, is being diligently pursued by a Junior Lender (or with respect to a non-monetary default that is not susceptible of cure, if a Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender), then such Junior Lender only shall be given an additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of any such non-monetary default as described above that is not susceptible of cure, then such Junior Lender shall be given an additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to complete such foreclosure), for so long as (1) such Junior

Lender diligently and expeditiously proceeds to cure such non-monetary default (or with respect to a non-monetary default that is not susceptible of cure, if such Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default, and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender), (2) timely payment of Senior Lender’s regularly scheduled monthly interest and amortization payments under the Senior Loan and any other amounts due under the Senior Loan Documents is made, (3) such additional period of time does not exceed sixty (60) days, unless such non-monetary default is of a nature that cannot be cured within such sixty (60) days without ownership of such Junior Lender’s Equity Collateral or is not susceptible to cure, in which case such Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and, if applicable, after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default, and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender, (4) such non-monetary default is not caused by a Proceeding of or involving Senior Borrower or during such Non-Monetary Cure Period a Proceeding of or involving Senior Borrower does not occur, and (5) during such Non-Monetary Cure Period, with respect to such non-monetary default (and any additional period of time provided for above), there is no further material adverse effect on Senior Borrower, the Senior Loan or the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender (such additional Non-Monetary Cure Period, an “Extended Non-Monetary Cure Period”). Notwithstanding anything to the contrary contained herein, in no event shall any Extended Non-Monetary Cure Period extend beyond the date that is five (5) years prior to the Rated Final Distribution Date. If a Junior Lender is exercising its cure right, it shall consult with the applicable Senior Junior Lenders and keep such Senior Junior Lenders informed as to its progress. The Non-Monetary Cure Period and any additional cure period granted hereunder to a Junior Lender electing to cure a non-monetary default of Senior Borrower (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the commencement of a Proceeding involving the Senior Borrower, unless the Proceeding is dismissed in which case the right will be deemed reinstated from and after such dismissal to the extent the other conditions of this Section 12(a) are satisfied. Notwithstanding the foregoing, if a Junior Lender abandons its cure efforts during a Non-Monetary Cure Period or Extended Non-Monetary Cure Period or fails to satisfy any of the conditions set forth in clauses (1), (2), (3), (4) and (5) above during a Non-Monetary Cure Period or Extended Non-Monetary Cure Period, then (A) such Junior Lender’s cure rights with respect to the applicable non-monetary default (but not any other non-monetary default) shall immediately terminate and (B) notwithstanding any other Junior Lenders’ earlier election not to cure the applicable non-monetary default, such other Junior Lenders shall be entitled to succeed to all rights under the existing Non-Monetary Cure Period or Extended Non-Monetary Cure

Period, upon written notice to the Senior Lender, so long as any such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Separate Collateral and the conditions set forth in clauses (1), (2), (3), (4) and (5) above are satisfied.

(iii) To the extent that any Junior Lender or any Qualified Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in Senior Borrower or any Senior Junior Borrower, as applicable, pursuant to a Separate Collateral Enforcement Action, such Junior Lender or such Qualified Transferee shall acquire the same subject to the Senior Loan and the Senior Junior Loans senior to the Junior Loan of such Junior Lender, as applicable, and the terms, conditions and provisions of the Senior Loan Documents and such Senior Junior Loan Documents, as applicable, for the balance of the term thereof (including any extension rights as provided therein), which shall not be accelerated by Senior Lender or any Senior Junior Lender solely due to such acquisition and shall remain in full force and effect, provided, that (i) such Junior Lender or Qualified Transferee shall have caused Senior Borrower and the applicable Senior Junior Borrower and any new Third-Party Obligor to reaffirm their respective obligations under the Senior Loan Documents and the Senior Junior Loan Documents, as applicable, in writing (subject to such exculpatory provisions as are set forth therein), and thereafter to perform, all of the terms, conditions and provisions of the Senior Loan Documents and the Senior Junior Loan Documents, as applicable, on Senior Borrower’s or the applicable Senior Junior Borrower’s part to be performed and (ii) all defaults under the Senior Loan and all Senior Junior Loans which remain uncured as of the date of such acquisition have been cured by such Qualified Transferee or waived by Senior Lender and the applicable Senior Junior Lender(s) except for defaults that are not susceptible of being cured by such Qualified Transferee; provided, that such defaults which are not susceptible of being cured (A) do not materially impair the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender, and (B) do not materially impair the value of the applicable Senior Junior Lender’s Equity Collateral, as determined in the reasonable judgment of each such Senior Junior Lender. Notwithstanding any contrary or inconsistent provision of this Agreement, the Senior Loan Documents or the Junior Loan Documents, no acquisition or other fee or similar charge shall be due in connection with such Junior Lender’s or such other Qualified Transferee’s acquisition of any interest in Senior Borrower, any Junior Borrower or the Premises as the result of an Equity Collateral Enforcement Action or assignment in lieu of foreclosure or other negotiated settlement in lieu of any of the foregoing (except in connection with any such acquisition by an Affiliate Lender). In addition, to the extent that a Junior Lender or any Qualified Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in such Senior Borrower or a Senior Junior Borrower pursuant to an Enforcement Action or otherwise during the sixty (60) days prior to the maturity date (or any extended maturity date, as applicable) of the Senior Loan or a Senior Junior Loan, as applicable, such Junior Lender, or such Qualified Transferee shall only be required to deliver a notice of its election to extend the term of such Senior Loan or Senior Junior Loan, as applicable, five (5) Business Days prior to the maturity date notwithstanding anything to the contrary in the Senior Loan Agreement or the related Senior Junior Loan Agreement, as applicable.

(b) Junior Loan Default. Prior to accelerating a Junior Loan or commencing any Equity Collateral Enforcement Action by reason of an Event of Default under the applicable Junior Loan Documents, the Junior Lender holding the Junior Loan that is subject to an Event of Default shall provide written notice of the default which would permit such Junior Lender to accelerate the applicable Junior Loan or commence an Equity Collateral Enforcement Action to the applicable Subordinate Junior Lenders and any Loan Pledgees entitled to notice thereof pursuant to Section 16 of this Agreement, whether or not such Junior Lender is obligated to give notice thereof to the Junior Borrower under such Junior Loan (each, a “Junior Loan Default Notice”). Except in connection with such Junior Borrower’s failure to repay such Junior Loan in full on the maturity date thereof, the Junior Lender holding the Junior Loan that is subject to an Event of Default shall permit the applicable Subordinate Junior Lenders an opportunity to cure such default in accordance with the provisions of this Section 12. In the event a Junior Borrower fails to repay a Junior Loan in full on the maturity date thereof, each of the Subordinate Junior Lenders with respect to such Junior Loan shall have the right to purchase such Junior Loan pursuant to the terms, and subject to the conditions, provided in Section 14(b). Prior to or concurrently with undertaking any curative action with respect to a Junior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Each Junior Lender shall keep all Subordinate Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(i) Junior Loan Monetary Default. If the default identified in the Junior Loan Default Notice is a monetary default relating to any scheduled payment of principal or interest or the payment of any other liquidated sum of money, the Subordinate Junior Lenders shall have (1) in the case of any Subordinate Junior Lender that is an Affiliate Lender, until five (5) Business Days after the later of (a) the receipt (or deemed receipt) by the applicable Subordinate Junior Lenders of the Junior Loan Default Notice and (b) expiration of the applicable Senior Junior Borrower’s Notice cure period, if any, to cure such monetary default or (2) in all other cases, until ten (10) Business Days after the later of (a) the receipt (or deemed receipt) by the applicable Subordinate Junior Lenders of the Junior Loan Default Notice and (b) expiration of the applicable Senior Junior Borrower’s Notice cure period, if any, to cure such monetary default (the periods for effecting any such monetary cure set forth in the preceding subclauses (1) or (2), as applicable, a “Junior Loan Monetary Cure Period”); provided, however, that in the event a Subordinate Junior Lender elects to cure such monetary default, such Subordinate Junior Lender hereby agrees (x) to indemnify, defend and hold harmless the applicable Senior Junior Lender for all cost, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any servicing agreement applicable to the Senior Junior Loan to the extent imposed on, incurred by or asserted against Senior Junior Lender due to or arising from such Junior Loan Monetary Cure Period, (y) without duplication, to reimburse the applicable Senior Junior Lender for any interest charged by the applicable Senior Junior Lender or the servicer on any advances for monthly payments of principal and/or interest on the applicable Senior Junior Loan and/or on any Protective Advances during the Junior Loan Monetary Cure Period arising under the applicable servicing agreement, and (z) if the monetary default is not cured within the Junior Loan Monetary Cure Period but is thereafter cured by a Subordinate Junior Lender, to pay the applicable Senior Junior Lender the excess of interest accruing at the Default Rate (as defined in the applicable Senior Junior Loan Agreement) (without duplication) over interest accruing at the Applicable Interest Rate (as defined in the applicable Senior Junior Loan Agreement) under the applicable Senior Junior Loan for the number of days beyond the expiration of such Junior Loan Monetary Cure Period (as applicable) that the default to which such Junior Loan Monetary Cure Period related continued uncured, less any amounts paid by such Subordinate Junior Lender under (y) above (provided, however, that if such Subordinate Junior Lender is an Affiliate Lender, then such Affiliate Lender shall, in all cases regardless of when the monetary default is cured, be obligated to pay interest at the Default Rate under (and as defined in) and any late charges under the Senior Junior Loan Documents). A Subordinate Junior Lender (except if such Subordinate Junior Lender is an Affiliate Lender) shall not be required, in order to effect a cure hereunder during a Junior Loan Monetary Cure Period, to pay any late charges or (other than the cure by a Subordinate Junior Lender of a default in the payment of the applicable Senior Junior Loan(s) in full on the maturity date thereof) any interest at the Default Rate under (and as defined in) the applicable Senior Junior Loan Documents (irrespective of any cure of such default by a Subordinate Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Subordinate Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Subordinate Junior Lender has cured such monetary default) unless such Subordinate Junior Lender seeking to cure beyond such six (6) month period has commenced and is continuing to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral and, if applicable, after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default, in which case such Subordinate Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving the applicable Junior Borrower (such additional monetary cure period, a “Junior Loan Extended Monetary Cure Period”). In the event more than one Subordinate Junior Lender cures any monetary default in accordance with the terms of this Section, the applicable Senior Junior Lender hereby agrees (x) to accept the cure from the junior most Subordinate Junior Lender and (y) to return to any Senior Subordinate Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Subordinate Junior Lender any funds tendered by the Senior Subordinate Junior Lender(s). The cure period for a Subordinate Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Subordinate Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if a Subordinate Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral, then notwithstanding the earlier election of the remaining Subordinate Junior Lenders not to cure the defaults involving monthly scheduled debt service payments, such other Subordinate Junior Lenders shall be entitled to succeed to all such cure rights, upon written notice to the Senior Junior Lender that is the holder of the Senior Junior Loan that is subject to the Event of Default, so long as such remaining Subordinate Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12(b)(i). If the default referenced in a Junior Loan Default Notice has been cured such that there is no longer an Event of Default under the applicable Junior Loan Documents, the applicable Subordinate Junior Lenders shall have the same Junior Loan Monetary Cure Period (determined consistently with subclauses (1) and (2) of the first sentence of this subparagraph (i)) with respect to any future Junior Loan Default Notice. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Section 12(a)(i) or (ii) or the Senior Junior Loan(s) under this Section 12(b)(i) or Section 12(b)(ii) below unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii)) and with respect to each such Senior Junior Loan(s) under this Section 12(b)(i) above or Section 12(b)(ii) below (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii)).

(ii) Junior Loan Non-Monetary Default. If the default identified in the Junior Loan Default Notice is of a non-monetary nature, (aa) the applicable Subordinate Junior Lender having the lowest priority shall have fifteen (15) Business Days from the later of (A) the receipt by it of a Junior Loan Default Notice and (B) the expiration of the applicable Senior Junior Borrower’s cure period for such non-monetary default provided in the applicable Senior Junior Loan Documents, to cure such non-monetary default (such period, the “Initial Junior Loan Non-Monetary Cure Period”); and (bb) if the applicable Subordinate Junior Lender having the lowest priority elects not to cure such non-monetary default prior to the expiration of the Initial Junior Loan Non-Monetary Cure Period, the other remaining Subordinate Junior Lenders shall have the right to cure such non-monetary default within five (5) additional Business Days after such Subordinate Junior Lender receives notice that the next most junior Subordinate Junior Lender failed to cure such non-monetary default (the Initial Junior Loan Non-Monetary Cure Period or such additional cure period, as applicable, the “Junior Loan Non-Monetary Cure Period”); provided, that (1) except as provided in the immediately following clause (2), in no event shall the Junior Loan Non-Monetary Cure Period extend beyond the date that is the later of (A) five (5) Business Days after the Subordinate Junior Lender with the highest priority with respect to the Senior Junior Loan that is subject to a default has received notice that the Subordinate Junior Lender with the next lower priority has failed to cure such default and (B) twenty-five (25) Business Days after the expiration of Senior Junior Borrower’s cure period, if any, for such non-monetary default provided in the Senior Junior Loan Documents, to cure such non-monetary default; and (2) if such non-monetary default is susceptible of cure but cannot reasonably be cured within the applicable Junior Loan Non-Monetary Cure Period and curative action was promptly commenced and is being diligently pursued by a Subordinate Junior Lender (or with respect to a non-monetary default that is not susceptible of cure, if a Subordinate Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default, and such non-monetary default does not materially impair the value, use or operation of the applicable Senior Junior Lender’s Equity Collateral, all as reasonably determined by such Senior Junior Lender), such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of a non-monetary default as described above that is not susceptible of cure, then such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to complete the foreclosure of its Equity Collateral) for so long as (A) such Subordinate Junior Lender makes or causes to be made timely payment of the applicable Senior Junior Borrower’s regularly scheduled monthly principal and/or interest payments under the applicable Senior Junior Loan and any other amounts due under the applicable Senior Junior Loan Documents, (B) such additional period of time does not exceed forty-five (45) days, unless such non-monetary default is of a nature that cannot be cured within such forty-five (45) days, in which case, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to cure such non-monetary default, provided that such Subordinate Junior Lender is continuously and diligently pursuing a cure of such non-monetary default (or, with respect to a non-monetary default that is not susceptible of cure, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Subordinate Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and, if applicable, after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default, and such non-monetary default does not materially impair the value, use or operation of the applicable Senior Junior Lender’s Equity Collateral, all as reasonably determined by such Senior Junior Lender), (C) such default is not caused by a Proceeding of or involving the applicable Senior Junior Borrower, and (D) during such Junior Loan Non-Monetary Cure Period (and any additional period of time provided for above), there is no material impairment to the value, use or operation of the applicable Senior Junior Lender’s Equity Collateral as reasonably determined by such Senior Junior Lender (such additional Junior Loan Non-Monetary Cure Period, a “Junior Loan Extended Non-Monetary Cure Period”). If a Subordinate Junior Lender has commenced exercising any such cure right during a Junior Loan Non-Monetary Cure Period and elects not to proceed with such cure, such Junior Lender shall promptly notify the remaining Subordinate Junior Lenders, and each remaining Subordinate Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such election not to proceed with such cure by the Junior Lender that precedes it in priority of cure right pursuant to this Section 12(b)(ii) and otherwise complies with the provision of the immediately preceding sentence. The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to a Subordinate Junior Lender electing to cure the non-monetary default (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of Senior Borrower or any applicable Senior Junior Borrower. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Section 12(a) or the Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii) unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii)) and with respect to each such Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii)). The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to any Subordinate Junior Lender electing to cure a non-monetary default of any applicable Senior Junior Borrower (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of such applicable Senior Junior Borrower.

(c) Cash Management. So long as no Event of Default shall have occurred and be continuing under the Senior Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Senior Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Senior Loan. So long as no Event of Default shall have occurred and be continuing under the First Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the First Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied pursuant thereto in the manner required thereunder prior to the occurrence of an Event of Default under the First Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Second Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Second Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Second Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Third Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Third Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Third Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Fourth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Fourth Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Fourth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the

Fifth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Fifth Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Fifth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Sixth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Sixth Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Sixth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Seventh Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Seventh Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Seventh Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Eighth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Eighth Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Eighth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Ninth Mezzanine Loan Documents, all funds held and applied pursuant to the Ninth Mezzanine Loan Documents (including in any deposit or collection or cash management account) shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Ninth Mezzanine Loan Documents.

Section 13. Replacement of Operating Company. (a) Each Junior Lender hereby consents to Senior Lenders’ right, under the circumstances set forth in the applicable Senior Loan Documents, to cause the termination of any Operating Lease and the operation by any Operating Company of any of the Premises, and the exercise of such right by Senior Lender (and of Senior Lender’s right to replace the tenant under the Operating Lease) shall not in and of itself permit the Junior Lenders to declare an Event of Default as defined in the applicable Junior Loan Documents or take any Enforcement Action or Equity Collateral Enforcement Action. Except as otherwise specifically provided herein, Senior Lender shall have the sole right to select any replacement Operating Company (subject, if any Certificates are then outstanding, to receipt of a Rating Agency Confirmation) provided such replacement Operating Company is a Qualified Operating Company (and, in the event Senior Lender shall have failed to do so, such replacement Operating Company shall be selected by the most senior Junior Lender provided such replacement Operating Company meets the requirements of subclause (a) of the definition of the term “Qualified Operating Company” (failing which the second most senior Junior Lender shall select a replacement Operating Company that meets the requirements of subclause (a) of the term “Qualified Operating Company” (and so forth until a replacement Operating Company shall be selected)). Except as provided in the immediately preceding sentence, Senior Lender or, to the extent applicable, the most senior Junior Lender, agrees to consult with the Junior Lenders and, to the extent applicable, Senior Lender, on a non-binding basis prior to making any such selection.

(b) Senior Lender agrees to consult with the Junior Lenders on a non-binding basis prior to consenting to any assignment of any Operating Lease (by the tenant under any such Operating Lease).

Section 14. Right to Purchase Senior Loan and the Senior Junior Loans. (a) At any time after (i) the occurrence and during the continuance of a monetary Event of Default under the Senior Loan or non-monetary Event of Default under the Senior Loan which is subject to an Enforcement Action or (ii) if the Senior Loan is a “specially serviced mortgage loan” under the applicable trust and servicing agreement or pooling and/or servicing agreement related thereto as a result of a monetary Event of Default or material non-monetary Event of Default occurring under the Senior Loan or if a Junior Lender has cured one (1) or more defaults on the part of Senior Borrower under the Senior Loan Documents pursuant to Section 12 hereof and, but for such cure, the Senior Loan would be a “specially serviced mortgage loan” under the applicable trust and servicing agreement or pooling and/or servicing agreement (each of the foregoing, a “Purchase Option Event”), upon ten (10) Business Days’ prior written notice to Senior Lender (the “Purchase Notice”), a Junior Lender (and, if permitted by the applicable participation agreement, a Junior Lenders’ participant) shall have the right to purchase, in whole, but not in part, the Senior Loan for a price equal to the sum of the outstanding principal balance of the Senior Loan, together with all accrued interest through the applicable accrual period and other amounts due thereon, and all other costs, expenses and amounts due and payable under the Senior Loan Documents through and including the date the Junior Lender purchases the Senior Loan including, without limitation, but without duplication, (i) unreimbursed Protective Advances made by Senior Lender or any servicer and any interest charged by Senior Lender or any servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances, (ii) any post-petition interest accrued on the Senior Loan (without reference to the collectibility of such amount in a bankruptcy or other insolvency proceeding) and (iii) all other actual costs and expenses including, without limitation, reasonable legal fees and expenses actually incurred by Senior Lender in enforcing the terms of the Senior Loan Documents, but specifically excluding, subject to the provisions of Section 37(f), any liquidated damage amount, exit fee, prepayment premium or fee, spread maintenance or yield maintenance charges, late fees or charges, any “liquidation fee” or “workout fee” (except if such purchase right is not exercised within 90 days of becoming exercisable, in which case, a liquidation fee shall be payable to the special servicer if expressly required under the terms of the relevant servicing agreement) and, for any period during which all monetary defaults were cured by a Junior Lender in accordance with the provisions of this Agreement, default interest (collectively, the “Senior Loan Purchase Price”). In the event that any Junior Lender elects to purchase the Senior Loan pursuant to this Section 14(a), the Subordinate Junior Lender with the lowest priority with respect to the other Junior Lenders that have elected to purchase the Senior Loan shall have the exclusive right to so purchase the Senior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the applicable Senior Junior Loans from the Senior Junior Lenders holding such applicable Senior Junior Loans (regardless of whether such Senior Junior Lenders were among the Junior Lenders which had elected to purchase the Senior Loan). Such purchase of each of the Senior Junior Loans shall be for a price equal to the sum of the outstanding principal balance of each Senior Junior Loan, together with all accrued interest and other amounts due thereon, and all other costs, expenses and amounts due and payable under the applicable Senior Junior Loan Documents through and including the date the applicable Junior Lender purchases the Senior Junior Loan(s) including, without limitation, but without duplication, (i) unreimbursed Protective Advances made by each Senior Junior Lender or any servicer and any interest charged by each such Senior Junior Lender or any servicer on any advances for monthly payments of principal and/or interest on each Senior Junior Loan and/or on any Protective Advances, (ii) any post-petition interest accrued on each Senior Junior Loan (without reference to the collectibility of such amount in a bankruptcy or other insolvency proceeding) and (iii) all other actual costs and expenses including, without limitation, reasonable legal fees and expenses actually incurred by the applicable Senior Junior Lender in enforcing the terms of the applicable Senior Junior Loan Documents, but specifically excluding, subject to the provisions of Section 37(f), any liquidated damage amount, exit fee, prepayment premium or fee, spread maintenance or yield maintenance charges, late fees or charges, any “liquidation fee” or “workout fee” (except if such purchase right is not exercised within 90 days of becoming exercisable, in which case, a liquidation fee shall be payable to the special servicer if expressly required under the terms of the relevant servicing agreement) and, for any period during which all monetary defaults were cured by a Junior Lender in accordance with the provisions of this Agreement, default interest (such price as to each such Senior Junior Loan, the “Senior Junior Loan Purchase Price”). A Subordinate Junior Lender may not close the purchase of the Senior Loan without concurrently closing the purchase of all Senior Junior Loans in accordance with the terms of this paragraph. Prior to electing to purchase the Senior Loan and/or any Senior Junior Loan, a Subordinate Junior Lender shall have the right to obtain from Senior Lender and each Senior Junior Lender a good faith estimate of the Senior Loan Purchase Price and Senior Junior Loan Purchase Price, respectively. If any Subordinate Junior Lender which has elected to purchase the Senior Loan fails to complete such purchase within ten (10) Business Days after delivery of a Purchase Notice or fails to concurrently purchase the applicable Senior Junior Loans as required hereunder, then such Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Senior Loan (and any applicable Senior Junior Loan) in connection with the applicable Purchase Option Event and the remaining Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(a). Senior Lender shall close the sale of the Senior Loan to the applicable Junior Lender on the date set forth in the Senior Purchase Notice subject to the terms and conditions of this Agreement. Each Junior Lender agrees that the sale of the Senior Loan shall, if the Senior Loan is included in a Securitization at such time, comply with the requirements of the pooling and/or servicing agreement pursuant to which the related Certificates were issued and that all attorney’s fees related to the preparation and delivery of the assignment of the Senior Loan shall be paid by the applicable Junior Lender. Concurrently with payment to Senior Lender of the Senior Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Junior Lender exercising the purchase right hereunder all Senior Loan Documents held by or on behalf of Senior Lender and will execute in favor of the Junior Lender or its designee exercising the purchase right hereunder, assignment documentation, in form and substance reasonably acceptable to Senior Lender and such Junior Lender, at the sole cost and expense of such Junior Lender to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan, the power and authority of the Senior Lender to transfer the Senior Loan and as to Senior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in the Senior Loan unless such participation or encumbrance will be released prior to or concurrently with the transfer). Concurrently with payment to each of Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Senior Junior Loan held by each such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender’s Senior Junior Loan and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Senior Junior Loan, the power and authority of the Senior Junior Lender to transfer the Senior Junior Loan and as to such Senior Junior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in such Senior Junior Loan unless such participation or encumbrance will be released prior to or concurrently with the transfer). Following the occurrence of a Purchase Option Event, each Junior Lender shall keep the other Junior Lenders informed as to such Junior Lender’s intention to exercise any of its respective rights in connection with the Purchase Option Event.

(b) The right of each Junior Lender to purchase the Senior Loan shall automatically terminate (i) ten (10) Business Days after receipt of notice that a more senior Senior Junior Lender has elected to exercise the right to purchase the Senior Loan (unless a more junior Junior Lender shall have given written notice to such Senior Junior Lender to purchase the Senior Loan prior to the expiration of such ten (10) Business Day period), (ii) upon a transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure, or (iii) with respect to a specific Purchase Option Event, if such Purchase Option Event ever ceases to exist; provided, however, that in no event shall (1) any Junior Lender that is an Affiliate Lender have more than fifteen (15) days to deliver a Purchase Notice following notice by Senior Lender to such Junior Lender of the occurrence of the related Purchase Option Event, or (2) any other Junior Lender have less than thirty (30) days to deliver a Purchase Notice following notice by Senior Lender to such Junior Lender of the occurrence of the related Purchase Option Event, except pursuant to the terms of clause (b)(iii) of this sentence. Notwithstanding the foregoing sentence, if Senior Borrower offers to deliver or actually delivers to Senior Lender a deed in lieu of foreclosure to the Premises (each, a “Deed in Lieu”), Senior Lender shall provide Junior Lenders not less than ten (10) Business Days written notice prior to accepting a Deed in Lieu to the Premises, and if any Junior Lender shall deliver a Purchase Notice to Senior Lender prior to the expiration of such ten (10) Business Day period, Senior Lender shall not accept the Deed in Lieu to the Premises, provided that the applicable Junior Lender pays the Senior Loan Purchase Price to Senior Lender and acquires the Senior Loan (and the Senior Junior Loans at the applicable Senior Junior Loan Purchase Price) within such ten (10) Business Day period from the delivery of such Purchase Notice, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Junior Lender.

(c) If a Junior Loan has been accelerated, any Equity Collateral Enforcement Action has been commenced under the Junior Loan Documents for a Junior Loan, a Proceeding has been commenced against a Junior Borrower under such Junior Loan or a

Subordinate Junior Lender has cured one or more defaults on the part of any Junior Borrower under the Senior Junior Loan Documents pursuant to Section 12 hereof and, but for such cure, the Senior Junior Loan would be considered a “specially serviced mortgage loan” under the applicable trust and servicing agreement or pooling and/or servicing agreement if it were the Senior Loan (a “Junior Loan Purchase Option Event”), the Junior Lender holding such Junior Loan (such Junior Loan, the “Optioned Junior Loan” and such Junior Lender, the “Optioned Junior Lender”) shall provide prompt written notice of the same to the applicable Subordinate Junior Lenders, and upon ten (10) Business Days’ prior written notice (the “Junior Purchase Notice”) to the Senior Junior Lender holding the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event, the applicable Subordinate Junior Lenders (and, if permitted by the applicable participation agreement, Optioned Junior Lenders’ participant) shall have the right to purchase, in whole but not in part, the applicable Optioned Junior Loan for the Senior Junior Loan Purchase Price. Notwithstanding the foregoing but subject to the terms of the next to last sentence of this Section 14(c), the failure of a Senior Junior Lender to provide notice to any applicable Subordinate Junior Lender of the occurrence of a Junior Loan Purchase Option Event shall have no adverse effect on such Subordinate Junior Lender. In the event that more than one Subordinate Junior Lender elects to purchase an Optioned Junior Loan pursuant to this Section 14(c), the Subordinate Junior Lender with the lowest priority with respect to the other Subordinate Junior Lenders that have elected to purchase such Optioned Junior Loan shall have the exclusive right to so purchase such Optioned Junior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the other Subordinate Junior Loans that constitute, as to such purchasing Subordinate Junior Lender, Senior Junior Loans from the Junior Lenders holding such other Subordinate Junior Loans that so constitute Senior Junior Loans that are also Subordinate Junior Loans in respect of the Optioned Junior Loan (such other Subordinate Junior Loans, the “Additional Covered Junior Loans”) in each case for a price equal to the applicable Senior Junior Loan Purchase Price. If any Subordinate Junior Lender which has elected to purchase the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event fails to complete such purchase within ten (10) Business Days of delivery of a Junior Purchase Notice or fails to concurrently purchase the applicable Additional Covered Junior Loans as required hereunder, then such Junior Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Optioned Junior Loan in connection with the applicable Junior Loan Purchase Option Event and the other Subordinate Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(c). Concurrently with payment to the applicable Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, held by such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender’s Optioned Junior Loan, or Additional Covered Junior Loan, as the case may be, and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Optioned Junior

Loan or Additional Covered Junior Loan, as the case may be, and as to such Senior Junior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in such Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, unless such participation or encumbrance will be released prior to or concurrently with the transfer). The right of any Subordinate Junior Lender to purchase the Optioned Junior Loan shall automatically terminate (x) upon a transfer or sale of the Equity Collateral covered by the Senior Junior Loan Documents that secure the Optioned Junior Loan pursuant to any Equity Collateral Enforcement Action, or (y) with respect to a specific Junior Loan Purchase Option Event, if such Junior Loan Purchase Option Event ceases to exist (including if the applicable Senior Junior Lender terminated its Equity Collateral Enforcement Action); provided, however, that in no event shall any Subordinate Junior Lender have less than thirty (30) days, following notice by the applicable Senior Junior Lender to such Subordinate Junior Lender of the occurrence of a Junior Loan Purchase Option Event, to elect to purchase the Optioned Junior Loan, except if such period for such election to purchase is terminated pursuant to the terms of foregoing clause (x) or (y). Notwithstanding the foregoing sentence, if title is transferred to any Subordinate Junior Lender less than ten (10) days after the acceleration of the applicable Senior Junior Loan, the applicable Subordinate Junior Lenders shall have a ten (10) day period to deliver the applicable Senior Junior Loan Purchase Notice to the applicable Senior Junior Lender with the obligation to purchase the applicable Equity Collateral within ten (10) days of the delivery of such Senior Junior Loan Purchase Notice at the applicable Senior Junior Loan Purchase Price, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Subordinate Junior Lender.

(d) Senior Lender and each Junior Lender covenants not to, and not to permit any Affiliate of Senior Lender or any Junior Lender to, enter into any agreement with Senior Borrower, any Junior Borrower (or any Affiliate of Senior Borrower or Junior Borrower, or any Sponsor Affiliate) to purchase the Senior Loan or any Junior Loan pursuant to this Section or in connection with any refinancing of the Senior Loan or any Junior Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Junior Loan Documents which require the payment of any liquidated damage amount, acceleration prepayment premium, a prepayment fee, premium or yield maintenance charge in connection with a prepayment of the Senior Loan or a Junior Loan. Notwithstanding anything to the contrary contained herein, the ten (10) Business Day period following delivery of the Purchase Notice during which a purchasing Junior Lender is required to consummate such purchase may be extended for an additional ten (10) Business Days upon payment to the Senior Lender of a nonrefundable deposit in an amount equal to ten percent (10%) of the Senior Loan Purchase Price.

Section 15. Additional Understandings. For as long any Junior Loan remains outstanding:

(a) Notices of Transfer, etc. In the event of a request by Senior Borrower or any Junior Borrower for Senior Lender’s or any Junior Lender’s consent to either (i) the sale or Transfer of all or any material portion of the Premises or any interest in Senior Borrower or any Junior Borrower, or (ii) the granting of a further mortgage, deed of trust or similar encumbrance against the Premises or any of the Equity Collateral or any incurrence of additional indebtedness, such Person from whom such consent has been requested shall, as long as no Event of Default has occurred under the Senior Loan or the Junior Loan held by such Person, if such Person has the right to consent under the Senior Loan Documents or Junior Loan Documents held by such Person or such consent is otherwise requested from such Person, obtain the prior written consent of the Junior Lenders or the applicable Subordinate Junior Lenders, as the case may be, prior to such Person granting its consent or agreement thereto (for the purposes of this Section 15(a), each Junior Lender is to be reasonable to the extent Senior Lender must be reasonable, but nothing contained above is intended to reduce or limit the rights of each Junior Lender under its respective Junior Loan Documents). Nothing herein shall require any Junior Lender to consent to, or waive its rights with respect to, any Transfer of the Premises or any interest therein (including, without limitation, the Separate Collateral).

(b) Reserves and Escrows. If (i) Senior Lender waives any reserves or escrow accounts required under the Senior Loan Documents which reserves or escrow accounts are also required under the most senior Junior Loan Documents, then the most senior Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan to be transferred to and deposited with such Senior Junior Lender and (y) enter into a deposit or collection account and/or cash management agreement with such Senior Junior Lender substantially similar to the arrangement entered into by Senior Borrower with Senior Lender at the closing of the Senior Loan and (ii) if any Senior Junior Lender waives any reserves or escrow accounts required under its applicable Senior Junior Loan Documents which reserves or escrow accounts are also required under the most senior Subordinate Junior Loan Documents, then the most senior Subordinate Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan or the applicable Senior Junior Loan to be transferred to and deposited with such Subordinate Junior Lender and (y) enter into a deposit or collection account and/or cash management agreement with such Subordinate Junior Lender substantially similar to the arrangement entered into by Senior Borrower with the Senior Lender or by the Senior Junior Borrower with such Senior Junior Lender.

(c) Consent Rights of Junior Lenders. If any of the Junior Loan Documents contain any provision or requirement that a Junior Lender’s consent or approval be obtained for any act or determination by Senior Borrower or its respective Junior Borrower in connection with the leasing of the Premises or alterations to the Premises, to the extent that such consent or approval is also required by Senior Lender under the Senior Loan Documents, each Junior Lender hereby agrees that it shall first advise Senior Lender whether such Junior Lender objects to the requested consent or approval within five (5) Business Days after its receipt of (i) a written request for a consent or approval from the applicable Junior Borrower and (ii) delivery of all required documents and information necessary to adequately and completely evaluate such request. Senior Lender shall consult with each Junior Lender with respect to any such consent or approval right of such Junior Lender. Each Junior Lender having such consent rights shall not unreasonably withhold its consent to such lease or alteration if Senior Lender (A) is deemed to have approved such lease or alteration under the Senior Loan Documents or (B) reasonably approves such lease or alteration provided, with respect to a lease, the lease is on market terms and, with respect to an alteration, the alteration is necessary to maintain the Premises in good order and repair as required by the Senior Loan Documents.

(d) Permitted Refinancing. Each Junior Lender will not modify the provisions of its respective Junior Loan Agreement with respect to permitted refinancing of the Senior Loan without Senior Lender’s prior written consent (which consent shall not be unreasonably withheld or delayed) or with respect to permitted refinancing of any Senior Junior Loan without the applicable Senior Junior Lender’s prior written consent, not to be unreasonably withheld or delayed.

(e) Marshalling of Assets. Each Junior Lender hereby waives any equitable right it may have to require that Senior Lender marshal any assets of Senior Borrower in favor of such Junior Lender, to require the separate sales of any portion of the Premises or to require that Senior Lender exhaust its remedies against any portion of the Premises. Each Junior Lender agrees that, except with respect to the enforcement of its remedies under its applicable Junior Loan Documents permitted hereunder (including the foreclosure and acquisition of its applicable Equity Collateral through an Enforcement Action), prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(f) Requests for Disbursements. Senior Lender hereby agrees to promptly (x) notify each Junior Lender of any requests by Senior Borrower for disbursements of funds from the Reserve Funds (as defined in the Senior Loan Agreement) or a release of Net Proceeds (as defined in the Senior Loan Documents) and (y) provide each Junior Lender with any documentation delivered by Senior Borrower to Senior Lender with respect to any such request by Senior Borrower for a disbursement of funds from the Reserve Funds or release of Net Proceeds (provided that in no event shall Senior Lender have any liability for a failure by Senior Lender to provide such notice or documentation to any Junior Lender, and no such failure shall constitute a default hereunder).

(g) Cash Management. Upon the request of a Junior Lender (which request may be a standing request), Senior Lender hereby agrees to deliver to such Junior Lender (or Junior Lenders) a copy of any notice sent or received by Senior Lender with respect to the deposit or collection or cash management accounts, including, without limitation, each disbursement instruction delivered with respect to each such account. Such copies shall be delivered to each Junior Lender that shall have made a request therefor (i.e., that shall have requested that copies of notices be sent to it, as aforesaid) concurrently with the delivery of such notices to the deposit or cash management account agent(s) or banks or promptly after receipt thereof by Senior Lender, as the case may be. Senior Lender may elect to change the deposit or cash management account agent(s) or bank(s) provided that Senior Lender shall give each Junior Lender not less than two (2) Business Days’ prior written notice of any such change. Senior Lender shall use commercially reasonable efforts to cause the deposit or cash management account agent(s) or bank(s) maintaining accounts in connection with the Properties or the Senior Loan to provide to each Junior Lender reasonable access to information regarding such accounts.

(h) Notices of Default. (i) Each Junior Lender shall give Senior Lender and each other Junior Lender notice of any Event of Default, acceleration of its applicable Junior Loan and the commencement of any Equity Collateral Enforcement Action under its Junior Loan Documents and, simultaneously with giving such notices to its Junior Borrower, copies of notices given to its Junior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under its respective Junior Loan Documents.

(ii) Senior Lender shall give each Junior Lender written notice of any Event of Default, acceleration of the Senior Loan, transfer of the Senior Loan to “special servicing” and the commencement of an Enforcement Action under the Senior Loan Documents and, simultaneously with giving such notices to Senior Borrower, copies of notices given to Senior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under the Senior Loan Documents.

(i) Cooperation. At the request of one or more holders of an interest in the Senior Loan (each such holder, a “Requesting Senior Lender”), each Junior Lender shall use reasonable efforts, at the expense of any Requesting Senior Lender (provided that, to the extent that there is more than one Requesting Senior Lender at such time, such expenses will be shared among each Requesting Senior Lender on a pro rata basis) to satisfy, and to cooperate with such Requesting Senior Lender in attempting to cause Senior Borrower, each Senior Junior Borrower and its respective Junior Borrower to satisfy, the market standards to which Requesting Senior Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Securitization, sale or syndication of all or any portion of or interest in the Senior Loan, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Senior Loan Documents or the Junior Loan Documents, as applicable, and to cooperate with Requesting Senior Lender in attempting to cause Senior Borrower and the Junior Borrowers to execute such modifications to the Senior Loan Documents and the applicable Junior Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect any Securitization or otherwise as may be reasonably requested by Requesting Senior Lender in connection with any sale of all or any portion of or interest in the Senior Loan; provided, however, a Junior Lender or a holder of an interest in a Junior Loan shall not be required to modify or amend this Agreement or its respective Junior Loan Documents (or consent to a modification of the Senior Loan Documents), if such modification or amendment would (1) except as otherwise specifically permitted herein (in connection with a resizing or re-allocation as described in subparagraph (l) below or actions taken by the Senior Lender as described in subparagraph (o) below), materially increase its respective Junior Borrower’s obligations under its Junior Loan Documents or materially decrease such Junior Lender’s or holder’s rights, remedies or protections thereunder, (2) change the economic terms applicable to the Junior Loans (including, without limitation, the basis upon which any reserve requirement is triggered or suspended) under the Senior Loan Documents and Junior Loan Documents, or (3) otherwise, in any Junior Lender’s or such holder’s reasonable judgment, have any material adverse impact on such Junior Lender or such holder or its Junior Loan (provided, however, that with respect to any such determination of a material adverse effect, each Junior Lender or holder, as applicable, making such determination shall provide written notification reasonably satisfactory to the Senior Lender setting forth the basis for such determination but shall not be required as part of that written notification to disclose any proprietary or confidential information regarding any existing or contemplated Transfer, trade or financial transaction that gave rise to or would give rise to such material adverse effect); and provided, further, however, that nothing contained in this paragraph (i) shall obviate the requirement on the part of any Requesting Senior Lender to obtain any requisite consents that such Requesting Senior Lender would otherwise be required to obtain pursuant to Section 8 of this Agreement. In connection with any Securitization, sale or syndication of all or any portion of the Senior Loan, each Junior Lender agrees to provide for inclusion in any disclosure document relating to the related Securitization, syndication, sale or participation such information concerning such Junior Lender as the Requesting Senior Lender reasonably determines to be necessary or appropriate. Subject to the foregoing qualifications in clauses (1)-(3) in the foregoing sentence, each Junior Lender agrees that if the Senior Loan is to be included as an asset of a Securitization, such Junior Lender shall, at Requesting Senior Lender’s request and expense (provided that, to the extent that there is more than one Requesting Senior Lender at such time, such expenses will be shared among each Requesting Senior Lender on a pro rata basis), cooperate with the reasonable requests of each Rating Agency and Requesting Senior Lender in connection with such Securitization.

(j) LIBOR Determination Notices. Senior Lender shall provide each Junior Lender with a copy of its determination of LIBOR (as defined in the Senior Loan Agreement) applicable to each Interest Period (as defined in the Senior Loan Agreement) under the Senior Loan promptly after determination thereof.

(k) Books and Records. Upon inspection of the books, records or Premises of Senior Borrower by Senior Lender pursuant to the terms of the Senior Loan Documents, Senior Lender shall, upon request of any Junior Lender, take action to encourage Senior Borrower to provide such Junior Lender access for its own inspection of such books, records or the Premises. Upon any inspection of the books, records or the Premises of any Junior Borrower by a Junior Lender, pursuant to the terms of its respective Junior Loan Documents, such Junior Lender shall, upon written request of Senior Lender and any other Junior Lender, take action to encourage its Junior Borrower to reasonably cooperate to provide Senior Lender and such other requesting Junior Lender access for its own inspection of such books, records or the Premises. The provisions of this Section 15(k) shall not be interpreted to limit in any way the rights in favor of any Junior Lender under its respective Junior Loan Documents.

(l) Tax Elections of Borrower and Mezzanine Borrowers. In connection with any tax election of any Senior Borrower pursuant to Section 10.17 of the Senior Loan Agreement or the corresponding provision of any Junior Loan Agreement, each Person that comprises the Senior Lender or any Junior Lender shall independently determine whether to consent or not consent to such election as set forth in Section 10.17 of the Senior Loan Agreement or the corresponding provision of any Junior Loan Agreement.

(m) Property Inspection Rights and Reports. Senior Lender will use commercially reasonable efforts to endeavor, at no cost to Senior Lender, to cause the Senior Borrower to permit agents, representatives and employees of any Junior Lender to inspect the Premises or any part thereof during normal business hours on Business Days upon reasonable advance notice, provided that, as required pursuant to the Senior Loan Agreement, such inspections are subject in all instances to the rights of tenants, and provided that such inspections shall not unreasonably interfere with the operation of business on the Premises. In addition, to the extent that Senior Lender prepares or receives property reports or financial reports from the Senior Borrowers or with respect to the Premises (including any notices, documents, plans, specifications or reports received in connection with alterations to the Premises), Senior Lender will provide copies of such reports to any Junior Lender at such Junior Lender’s request.

(n) Cooperation with Junior Lender(s). At the request of any Junior Lender, Senior Lender and each other Junior Lender shall use reasonable efforts, at such requesting Junior Lender’s expense, to (i) cooperate with such Junior Lender in attempting to cause its Junior Borrower (and its Affiliates, as necessary) to cooperate in such Junior Lender’s creation of component notes, in splitting its Junior Loan into one or more new mezzanine loans, in consolidating one or more contiguous Junior Loans held by such Junior Lender into a fewer number of Junior Loans, in consolidating the components within a Junior Loan and changing the balances, amortization and spreads of the components of a Junior Loan, in resizing the interest rate caps with respect to each component of a Junior Loan, and in creating one or more participation interests in a Junior Note, (ii) enter into (or consent to, as applicable) any modifications to this Agreement, the Senior Loan Documents or the affected Junior Loan Documents (all to the extent possible in light of restrictions or requirements that may exist or govern following the Securitization, syndication or sale of all or any portion of the Senior Loan), and (iii) cooperate with such requesting Junior Lender in attempting to cause Senior Borrower and the other Junior Borrowers to execute such modifications to the Senior Loan Documents and the applicable Junior Loan Documents, in any such case, as may be reasonably requested by the requesting Junior Lender; provided that the weighted average spread, aggregate principal balance and monthly amortization in the aggregate among the notes evidencing and any components of such Junior Loan (or contiguous Junior Loans, as applicable) shall remain the same as a result of any such modifications; provided further that Senior Lender or any such Junior Lender or any holder of an interest in the Senior Loan or the Junior Loan shall not be required to modify or amend this Agreement, any Senior Loan Documents or its respective Junior Loan Documents (or consent to such modification of the Senior Loan Documents or the applicable Junior Loan Documents) (subject, again, to such restrictions or requirements as may exist or govern following the Securitization, syndication or sale of all or any portion of the Senior Loan), if such modification or amendment would (1) materially increase Senior Borrower’s obligations under the Senior Loan Documents or materially decrease the Senior Lender’s rights, remedies or protections thereunder or materially increase the respective Junior Borrower’s obligations under its Junior Loan Documents or materially decrease such Junior Lender’s or such holder’s rights, remedies or protections thereunder, (2) change the aggregate economic terms applicable to the Senior Loan or any of the applicable Junior Loans (including, without limitation, the basis upon which any reserve requirement is triggered or suspended) under the Senior Loan Documents and/or applicable Junior Loan Documents, (3) materially and adversely affect the likelihood of repayment of any Junior Loan or the Senior Loan, (4) violate, either initially or with the passage of time, any restriction herein or in any Senior Loan Documents or Junior Loan Documents or otherwise be prohibited by any of the Senior Loan Documents or Junior Loan Documents, or (5) otherwise, in Senior Lender’s or any Junior Lender’s or any such holder’s reasonable judgment, have any material adverse impact on Senior Lender or the Senior Loan or on any Junior Lender or Junior

Loan or on such holder’s interest therein; and provided, further, that nothing contained in this paragraph (n) shall obviate the requirement on the part of any requesting Junior Lender to obtain any requisite consents that such Junior Lender would otherwise be required to obtain pursuant to Section 8 of this Agreement.

(o) Cooperation with Senior Lender and Loan Components. Each Junior Lender hereby acknowledges and agrees that, notwithstanding anything to the contrary contained herein, Senior Lender may create additional components of the Senior Loan (including splitting off a portion of the Senior Loan into a “B Note” or a “C Note” (or other subordinate note) or into a mezzanine loan, in any such case, senior to the most senior Junior Loan), consolidate such components, change the balances, amortization and spreads of the components of the Senior Loan, resize the interest rate caps with respect to each component of the Senior Loan, and create one or more participation interests in the Senior Note (which new or additional notes or participation interests may evidence (x) two or more notes with a senior/subordinate structure, (y) one or more participation interests related to the then outstanding note with a senior/subordinate structure, or (z) one or more pari passu notes or pari passu participation interests), in each case without the consent of any Junior Lender, provided that the weighted average spread, monthly amortization in the aggregate and the aggregate principal balance of the Senior Loan (and any components thereof) and any additional subordinate note or mezzanine loan (and any components thereof) created by Senior Lender shall remain the same as a result of any such modifications of the Senior Loan; provided further that such modification or amendment shall not (1) materially increase any Junior Borrower’s obligations under any of the Junior Loan Documents or materially decrease the rights, remedies or protections of any Junior Lender or any holder of an interest in the Junior Loan or materially increase the respective Junior Borrower’s obligations under its Junior Loan Documents or decrease such Junior Lender’s or such holder’s rights, remedies or protections thereunder, (2) change the aggregate economic terms applicable to any of the Junior Loans, (3) materially and adversely affect the likelihood of repayment of any Junior Loan or the Senior Loan, (4) violate, either initially or with the passage of time, any restriction herein or in any Senior Loan Documents or Junior Loan Documents or otherwise be prohibited by any of the Senior Loan Documents or Junior Loan Documents, or (5) otherwise, in any Junior Lender’s or such holder’s reasonable judgment, have any material adverse impact on such Junior Lender or on such Junior Lender’s Junior Loan; and provided, further, that nothing contained in this paragraph (o) shall obviate the requirement on the part of the Senior Lender to obtain any requisite consents that the Senior Lender would otherwise be required to obtain pursuant to Section 8 of this Agreement.

(p) Senior Lender and each Junior Lender and Senior Junior Lender hereby acknowledge the terms and restrictions of Section 3.3(b) of the Note Sales Agreement.

Section 16. Financing of the Junior Loans. (a) Notwithstanding any other provision hereof but subject to the provisions of Section 16(b), Senior Lender and each Junior Lender hereby consents to each Junior Lender’s pledge (a “Pledge”) of its respective Junior Loan and of the Separate Collateral of such Junior Lender to any entity which has extended a credit facility to such Junior Lender and that is a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (a “Loan Pledgee”), in each case on the terms and conditions set forth in this

Section 16 (it being also agreed that the sale by a Junior Lender of its respective Junior Loan to a Qualified Transferee and the simultaneous agreement by such Junior Lender to repurchase its Junior Loan under an arrangement documented as a repurchase agreement (the “Repo Agreement”) shall qualify as a Pledge, provided all applicable terms and conditions of this subsection (a) are complied with). A Loan Pledgee that is not a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency may not take title to the Separate Collateral with respect to a Junior Loan without Rating Agency Confirmation. Each Loan Pledgee shall be subject to the provisions of Section 5(f). In addition, such Loan Pledgee shall at all times be a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency. No Loan Pledgee may be Senior Borrower, any Junior Borrower, any Affiliate of Senior Borrower or of any Junior Borrower, or any Sponsor Affiliate, and any such Pledge shall be void ab initio. Upon written notice by a Junior Lender to Senior Lender and the other Junior Lenders that the Pledge has been effected (and provision of the address for notice purposes of the Loan Pledgee), Senior Lender and each Junior Lender agrees to acknowledge receipt of such notice and thereafter agrees, with respect to any Loan Pledgee of which it or they may have notice: (i) to give each such Loan Pledgee written notice of any default by the applicable Junior Lender under this Agreement of which default Senior Lender or such Junior Lender has actual knowledge; (ii) to allow each such Loan Pledgee a period of ten (10) days (in respect of a monetary default) and thirty (30) days (in respect of a non-monetary default) by the applicable Junior Lender in respect of its obligations to Senior Lender or such Junior Lender hereunder, but Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment or modification of this Agreement which adversely affects the rights or obligations of the Junior Lender which has made a Pledge to such Loan Pledgee, and no waiver or termination of any applicable Junior Lender’s rights under this Agreement, shall be effective against any such Loan Pledgee without the written consent of such Loan Pledgee (in each case), which consent shall not be unreasonably withheld; provided, however, the consent of the Loan Pledgee(s) shall not be required unless the applicable Junior Lender’s consent was required pursuant to the terms of this Agreement to effect such modification, waiver or termination; (iv) that Senior Lender shall give to each such Loan Pledgee copies of any Senior Loan Default Notice and each Junior Lender shall give to each such Loan Pledgee copies of any Junior Loan Default Notice issued by such Junior Lender simultaneously with the giving of same to the applicable Junior Lender and accept any cure thereof by Loan Pledgee made in accordance with the provisions of Section 12 of this Agreement as if such cure were made by the applicable Junior Lender; (v) that Senior Lender and each Junior Lender shall deliver to each such Loan Pledgee such estoppel certificate(s) as Loan Pledgee shall reasonably request, provided that any such estoppel certificate(s) shall be in the form contemplated by Section 19 or in such other form reasonably acceptable to Senior Lender and such Junior Lender; and (vi) that, upon written notice (a “Redirection Notice”) to Senior Lender or a Junior Lender by such Loan Pledgee that either (x) states that the pledging Junior Lender is in default, beyond applicable cure periods, under such Junior Lender’s obligations to such Loan Pledgee pursuant to the applicable credit agreement (or Repo Agreement) between such Junior Lender and such Loan Pledgee (which notice need not be joined in or confirmed by such Junior Lender), or (y) is joined in or confirmed by such pledging Junior Lender countersigning the Redirection Notice, and until such Redirection Notice is withdrawn or rescinded by such Loan Pledgee, Senior Lender and each Junior Lender shall remit to the applicable Loan Pledgee (and not to the applicable Junior Lender) any payments that Senior Lender or a Junior Lender would otherwise be obligated to pay to such Junior Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Junior Loan Document or any other agreement between Senior Lender or any Junior Lender that relates to the Senior Loan or a Junior Loan. Each Junior Lender hereby unconditionally and absolutely releases Senior Lender and the other Junior Lenders from any liability to each such Junior Lender on account of Senior Lender’s or a Junior Lender’s compliance with any Redirection Notice believed by Senior Lender or a Junior Lender to have been delivered by such Junior Lender’s Loan Pledgee. Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Junior Lender, and realize on any and all collateral granted by the applicable Junior Lender to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, the Senior Lender and each of the other Junior Lenders shall recognize Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Junior Lender’s rights, remedies and obligations under this Agreement and the Junior Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in writing (for the benefit of Senior Lender and the other Junior Lenders and their respective successors and assigns) the obligations of the applicable Junior Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof, it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume applicable Junior Lender’s obligations hereunder prior to such realization on such collateral. The rights of each Loan Pledgee under this Section 16 shall remain effective unless and until each Loan Pledgee shall have notified the Senior Lender and Junior Lenders in writing that its interest in the applicable Junior Loan has terminated.

(b) Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Transferee provides financing to a Junior Lender, then such Conduit will be a permitted “Loan Pledgee” despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

(i) the loan (the “Conduit Inventory Loan”) made by the Conduit to the Junior Lender to finance the acquisition and holding of its interest in the Junior Lender’s Junior Loan will require a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii) the Conduit Credit Enhancer and, if required by any Rating Agency, the administrator of the Conduit will be a Qualified Transferee;

(iii) the pledging Junior Lender will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the Junior Loan to the Conduit as collateral for the Conduit Inventory Loan;

(iv) the Conduit Credit Enhancer and the Conduit will agree that, if Junior Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by Junior Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of Junior Lender’s interest in the Junior Loan to the Conduit Credit Enhancer; and

(v) unless the Conduit is in fact then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Junior Loan pledged by the Junior Lender, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

Section 17. Obligations Hereunder Not Affected. (a) All rights, interests, agreements and obligations of Senior Lender and each Junior Lender under this Agreement shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any of the Senior Loan Documents or any of the Junior Loan Documents or any other agreement or instrument relating thereto;

(ii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to or departure from any guaranty, for all or any portion of the Senior Loan or the Junior Loans;

(iii) any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or the Junior Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or the Junior Loans or any other assets of Senior Borrower or Junior Borrowers or any other Affiliates of Senior Borrower or any Junior Borrower;

(iv) any change, restructuring or termination of the ownership structure or existence of Senior Borrower, Junior Borrowers or any other Affiliates of Senior Borrower; or

(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Senior Borrower, any Junior Borrower or a subordinated creditor or Senior Lender or any Junior Lender subject to the terms hereof.

(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Junior Loan is rescinded or must otherwise be returned by Senior Lender or a Junior Lender upon the insolvency, bankruptcy or reorganization of Senior Borrower or a Junior Borrower or otherwise, all as though such payment had not been made.

Section 18. Notices. All notices, consents, approvals and requests (any of the foregoing, a “Notice”) required or permitted hereunder shall be given in writing and shall be effective for all purposes if (i) hand-delivered; (ii) sent by (A) certified or registered United States mail, postage prepaid, return receipt requested or (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iii) sent by telecopier (with advice by telephone to recipient that a telecopy notice is forthcoming and a machine-generated confirmation of successful transmission), addressed to the party to be so notified at its address set forth on Exhibit M (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section). A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming. If and to the extent that the Servicing Agreement remains in effect, and if and to the extent that BOA (in its capacity as Directing Senior Lender or a Directing Junior Lender, as the case may be) is required pursuant to the Servicing Agreement or pursuant to this Agreement to provide a Notice (under or with respect to this Agreement) to any party to this Agreement, then such Notice requirement may be satisfied by BOA (i) posting such Notice on the “Harrah’s” website maintained by or on behalf of BOA (as servicer), or causing such Notice to be so posted, and (ii) forwarding an email to the persons or parties to which such Notice must be provided (at email addresses maintained for such purposes by BOA or the company or Person maintaining such website) indicating that Notice to be provided in accordance with this Agreement has been posted and a prompt reply is requested (or the matter is otherwise time-sensitive), provided, in each case, that such Notice parties have been provided with access to such website, and provided, further, that such notice is posted and email is sent within the timeframes required under the related Co-Lender Agreements.

Section 19. Estoppel. (a) Each Junior Lender shall, within ten (10) days following a request from Senior Lender or another Junior Lender, provide Senior Lender or such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Junior Loan held by such Junior Lender, the aggregate accrued and unpaid interest under the Junior Loan held by such Junior Lender, and stating whether to such Junior Lender’s knowledge any default or Event of Default exists under the Junior Loan held by such Junior Lender or this Agreement.

(b) Senior Lender shall, within ten (10) days following a request from a Junior Lender, provide such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender’s knowledge any default or Event of Default exists under the Senior Loan or this Agreement.

(c) Any statement provided pursuant to this Section 19 may be relied upon by any Loan Pledgee, any investor or participant in the Senior Loan or any Junior Loan, or any purchaser of the Senior Loan or any Junior Loan (or of any interest or a participation interest therein), but may not be relied upon by Senior Borrower, any Junior Borrower or any guarantor with respect to the Senior Loan or any Junior Loan.

Section 20. Further Assurances. So long as all or any portion of the Senior Loan or any Junior Loan remains unpaid and any Senior Loan Document encumbers the Premises or a Junior Loan Document encumbers the Equity Collateral, Senior Lender and each Junior Lender shall each execute, acknowledge and deliver in recordable form (if requested)

and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

Section 21. No Third Party Beneficiaries; No Modification. (a) The parties hereto do not intend the benefits of this Agreement to inure to Senior Borrower, any Junior Borrower or any other Person other than the parties hereto, their successors and permitted assigns and each Loan Pledgee.

(b) This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the Required Holders of the Senior Loan and each Junior Loan; provided, however, that no change or termination hereof that requires the consent or approval of the Senior Borrower or Junior Borrower pursuant to Section 9.11 of the Senior Loan Agreement or applicable Junior Loan Agreement shall be permitted other than in compliance with such section. If any Certificates are outstanding, this Agreement will not be amended in any material respect unless a Rating Agency Confirmation has been obtained with respect to such amendment.

Section 22. Successors and Assigns. This Agreement shall bind and inure to the benefit of all successors and permitted assigns of each Junior Lender and Senior Lender and each Loan Pledgee.

Section 23. Counterpart Originals. This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

Section 24. Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 25. Consents to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

Section 26. No Waiver by Senior Lender or Junior Lenders. Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by Senior Borrower or any Junior Lender, or any non-compliance of Senior Borrower or any Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Senior Lender may have or with which Senior Lender may be charged; and no action of Senior Lender permitted hereunder shall in any way affect or impair the rights of Senior Lender and the obligations of Junior Lender under this Agreement. No delay on the part of Senior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Senior Lender pursuant to Section 21(b) of this Agreement. No Junior Lender shall be prejudiced in its rights under this Agreement by any act or failure to act by Senior Borrower or Senior Lender or any Junior Borrower or other Junior Lender, or any non-compliance of Senior Borrower or Senior Lender or any Junior Borrower or other Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Junior Lender may have or with which Junior Lender may be charged; and no action of any Junior Lender permitted hereunder shall in any way affect or impair the rights of such Junior Lender and the obligations of Senior Lender and any other Junior Lenders under this Agreement. No delay on the part of Junior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Junior Lender of any right or remedy shall preclude other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Junior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Junior Lender pursuant to Section 21(b) of this Agreement. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 27. No Joint Venture. Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

Section 28. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

Section 29. Conflicts. In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Junior Loan Documents, the terms and conditions of this Agreement shall prevail, as between Senior Lender and each Junior Lender, but shall not inure to the benefit of Senior Borrower or any Junior Borrower.

Section 30. No Release. Nothing herein contained shall operate (a) to release Senior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (ii) any liability of Senior Borrower under the Senior Loan Documents or (b) to release any Junior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the applicable Junior Loan Documents or (ii) any liability of a Junior Borrower under its respective Junior Loan Documents.

Section 31. Continuing Agreement. This Agreement is a continuing agreement and shall remain in full force and effect until the earliest to occur of (x) payment in full of the Senior Loan and all of the Junior Loans, (y) transfer of title to the Junior Lenders of their respective Separate Collateral (provided, however, in such instance this Agreement shall terminate with respect to any Junior Lender who acquires title to its respective Equity Collateral and any applicable Subordinate Junior Lenders (regardless of whether they acquire title to their respective Equity Collateral)) or (z) the transfer of all of the Premises by foreclosure of the Senior Loan Documents or the exercise of power of sale contained therein by deed-in-lieu of foreclosure; provided, however, that any rights or remedies of any party hereto arising out of any breach of any provision hereof occurring prior to the date of termination shall survive such termination. In the event the Senior Loan is repaid in full, (x) the Senior Junior Lender with the highest priority shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall, from and after the repayment in full, be deemed to be the “Senior Lender” and to be the holder of the “Senior Loan” for all purposes without requiring the amendment of this Agreement, (y) references hereafter to the Senior Loan Agreement shall be deemed to be references to the First Mezzanine Loan Agreement and (z) references to “transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure” (or words of similar import) shall be deemed to be references to transfer of the First Mezzanine Lender’s Equity Collateral pursuant to any Equity Collateral Enforcement Action. Notwithstanding the foregoing provisions of this Section 31, in the event the Senior Loan or any Junior Loan is repaid in full, the Senior Lender or Junior Lender that was the holder of such repaid loan shall have no further rights under this Agreement, but this Agreement shall remain in effect as to any outstanding Junior Lender. Notwithstanding any termination of this Agreement with respect to any party hereto, each Junior Lender and Senior Lender a party hereto agrees that the restrictions regarding release of collateral set forth in Section 8 above shall remain enforceable with respect to any letter(s) of credit held by Senior Lender or any Junior Lender except as may be required pursuant to the Senior Loan Documents, the applicable Junior Loan Documents or applicable law.

Section 32. Severability. In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

Section 33. Expenses. (a) To the extent not paid by Senior Borrower or out of or from any collateral securing the Senior Loan which is realized by Senior Lender, each Junior Lender agrees upon demand to pay to Senior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which Senior Lender may incur in connection with the

(i) exercise or enforcement of any of the rights of Senior Lender against such Junior Lender hereunder to the extent that Senior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such Junior Lender to perform or observe any of the provisions hereof.

(b) To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, Senior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against Senior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by Senior Lender to perform or observe any of the provisions hereof.

(c) To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, each other Junior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against such other Junior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such other Junior Lender to perform or observe any of the provisions hereof.

Section 34. Injunction. Each party to this Agreement acknowledges (and waives any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by the other hereunder and that a breach by any party hereunder would cause irreparable harm to any other party to this Agreement. Accordingly, each party to this Agreement agrees that upon a breach of this Agreement by any other party, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

Section 35. Mutual Disclaimer. (a) Senior Lender and the Junior Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the Junior Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Junior Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and the Junior Lenders deem relevant. Each of Senior Lender and each of the Junior Lenders has not relied in entering into this Agreement, and respectively, the Senior Loan, the Senior Loan Documents, the Junior Loans and the Junior Loan Documents upon any oral or written information, representation, warranty or covenant from any other party hereto (or any oral or written information, representation, warranty or covenant from any other party’s representatives, employees, Affiliates or agents) other than the representations and warranties, if any, of such other party contained herein and therein. Each of Senior Lender and each of the Junior Lenders further acknowledges that no employee, agent or representative of the other has been authorized to make, and that each of Senior Lender and the Junior Lenders have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each of the Junior Lenders acknowledges that the other has made no representations or warranties as to the Senior Loan or the Junior Loans or the Premises except as set forth herein (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or the Junior Loans).

(b) Each of Senior Lender and each of the Junior Lenders acknowledges that the Senior Loan, the Senior Loan Documents, each of the Junior Loans, and each of the Junior Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each of the Junior Lenders acknowledges that the other are distinct separate lenders with distinct and separate loans with various rights and remedies with respect to the Premises which are not in all respects aligned.

Section 36. Indemnification. Each Junior Lender shall, as to notices delivered by it, indemnify Senior Lender from and against any and all liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatever that may be imposed on, incurred by or asserted against Senior Lender in any manner relating to or arising out of Senior Lender’s good faith reliance on any notice of default delivered by such Junior Lender to Senior Lender pursuant to which any excess cash flow that would otherwise be remitted to Senior Borrower pursuant to the Senior Loan Documents is instead transferred to such Junior Lender pursuant to the its respective Junior Loan Documents.

Section 37. Affiliate Lender/Affiliate Holder. (a) Notwithstanding anything in this Agreement to the contrary, without limiting or obviating (or intending to limit or obviate) the restrictions on Transfer set forth in Section 5, and except as otherwise specifically provided in this Section 37:

(I) each Affiliate Holder and each Affiliate Lender agrees that it shall not be entitled to exercise (or to cause to be exercised, through the exercise of voting rights, contracts rights, or otherwise) any of the benefits, rights (including, but not limited to, consent, consultation and approval rights) or remedies available to Junior Lenders or the Senior Lender pursuant to this Agreement under (1) Section 5(a), with regard to any approval rights that Senior Lender or Senior Junior Lender may have thereunder, (2) Section 5(d), with regard to any designation rights that the holder of any interest in a Junior Loan may have thereunder (it being understood that the 50% threshold applied in connection with any such designation shall be determined without regard to the interests held by any Affiliate Holders), (3) Section 6 (except to the extent permitted under Section 37(e) hereof), (4) Section 8 (provided that in no event shall the same affect any obligations of such Affiliate Lender to consent to proposed modifications of Senior Loan Documents or Junior Loan Documents, so as to permit such modifications to take effect, in accordance with subparagraph (f) of Section 8), (5) Sections 10(c)-(d), (6) Sections 12(a)(ii) (i.e., with respect to non-monetary defaults with respect to the Senior Loan) or Section 12(b)(ii) (i.e., with respect to non-monetary defaults with respect to any Senior Junior Loan), (7) Section 13, (8) Sections 15(a)-(c), (f), (g), (h), (i), (k), (l), (m) and (n), (9) Section 19(a), if any estoppel is required thereunder to be delivered in favor of such Junior Lender, or Section 19(b), or (10) Section 34 hereof or to make any Protective Advances pursuant to or in connection with the applicable Junior Loan Documents or Senior Loan Documents (any of the foregoing rights and remedies being hereinafter collectively referred to as the “Restricted Rights”); and

(II) subject to provisions of Section 37(e) below, any Non-Affiliate Holder or Holders shall be entitled to exercise each of the Restricted Rights on behalf of its related Junior Lender and Junior Loan (or on behalf of Senior Lender and the Senior Loan, if applicable), provided, however, that (i) the applicable Co-Lender Agreement specifically prohibits the Affiliate Holders from voting on, giving any advice or recommendation relating to, being involved in any consultations relating to, participating in, or otherwise exercising any of the Restricted Rights (each, an “Affiliate Participation Action”) (the parties to such Co-Lender Agreement agreeing not to amend or modify such Co-Lender Agreement in contravention of the terms contained in this Section 37 without the approval of Senior Lender and the other Junior Lenders in their sole discretion) (it being understood that the Affiliate Holder’s paying or reimbursing any Non-Affiliate Holder its allocable share of any costs and expenses incurred or to be incurred by virtue of any such Non-Affiliate Holder’s exercise of such rights and such Affiliate Holder’s receiving of any documents or information not in violation of clause (vii) below shall not, in and of themselves, be deemed to be an Affiliate Participation Action), (ii) a copy (certified as true and correct by the applicable Non-Affiliate Holder and Affiliate Holder) of such Co-Lender Agreement is delivered to Senior Lender and the other Junior Lenders, (iii) the applicable Non-Affiliate Holder certifies to the Senior Lender, the other Junior Lenders and any servicer or trustee of the Senior Loan or of any of the other Junior Loans that it is a Non-Affiliate Holder, (iv) the applicable Non-Affiliate Holder certifies to the Senior Lender and the other Junior Lenders, and any servicer or trustee for any of the Senior Loan or any other Junior Loan, that it is exercising such rights not at the request or direction of any Affiliate Holder and that such Non-Affiliate Holder did not consider the interests of Senior Borrower, any Junior Borrower or any direct or indirect equity owner in Senior Borrower (in such capacity) in connection with such exercise, and (v) the Non-Affiliate Holder agrees in writing that it shall keep confidential and not provide copies to any Affiliate Holder of any reports, correspondence or other information provided by Senior Lender or any other Junior Lender that Senior Lender or any other Senior Junior Lender reasonably determines should not be disclosed to the Affiliate Holder in connection with the exercise of any Restricted Rights by such Non-Affiliate Holder.

For the avoidance of doubt, the Junior Lenders acknowledge that the Co-Lender Agreements in existence on the date hereof satisfy the requirements of subclause (i) above and that the requirement (in subclause (ii) above) that a copy of each Co-Lender Agreement be delivered to the Senior Lender and each Junior Lender has been satisfied on the date hereof. In addition, without limiting the generality of any of the provisions of this Agreement, Senior Lender and each Junior Lender agree that if it shall own, directly or indirectly, any economic, legal or other beneficial ownership interest in the Senior Borrower or any Junior Borrower solely by virtue of foreclosing (or accepting a transfer-in-lieu thereof) on other Junior Loans or Junior Notes (or interests therein) held by it, then, in exercising any right or granting or withholding any consent under this Agreement or the Senior Loan Documents, Senior Junior Loan Documents or Junior Loan Documents, as applicable (with respect to the Senior Loan or any Junior Loan other than the Senior Loan or Junior Loan, as applicable, that is the subject of such foreclosure or transfer-in-lieu thereof), it shall not take into account its respective interests as holder of the equity in the applicable Junior Borrower or Senior Borrower and instead shall exercise such right or grant and withhold such consent solely on account of its status as a holder of a Junior Loan or the Senior Loan, as applicable.

(b) Without limiting any restrictions that may be set forth in Section 11(d), each Junior Lender that is an Affiliate Lender and each Affiliate Holder with respect to a Junior Loan agrees that it shall not, and shall not solicit any Person to and shall not direct or cause its related Junior Borrower or any member of the Junior Borrower Group for such Junior Borrower or any Person to: (1) commence any Proceeding against or involving its related Junior Borrower, or any Operating Company; (2) institute proceedings to have its related Junior Borrower or any Operating Company adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against its related Junior Borrower or any Operating Company; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of its related Junior Borrower or any Operating Company; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for its related Junior Borrower, Separate Collateral for its related Junior Loan (or any portion thereof) or any other collateral securing its related Junior Loan (or any portion thereof), or any Operating Company; (6) make an assignment for the benefit of any creditor of its related Junior Borrower, or any Operating Company; (7) seek to consolidate the Separate Collateral for its related Junior Loan (or any portion thereof) or any other assets of its related Junior Borrower (or any Operating Company) with the assets of any other Junior Borrower or Senior Borrower or any member of the applicable Junior Borrower Group or any SPE Constituent Entity in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate its related Junior Borrower (or any Operating Company) with any other Junior Borrower or Senior Borrower or any member of the Junior Borrower Group for any other Junior Borrower or any SPE Constituent Entity; or (9) take any action in furtherance of any of the foregoing. In connection with the foregoing, each Co-Lender Agreement shall require each Affiliate Holder (with respect to each Junior Loan) to appoint the Non-Affiliate Holders (with respect to such Junior Loan) as its or their attorney-in-fact, which appointment shall be irrevocable and coupled with an interest, for the purpose of appearing in any Proceeding involving the Junior Loan in question, the applicable Junior Borrower or any Operating Company.

(c) Without limiting any restrictions that may be set forth in Section 11(d), the Senior Lender (if it is an Affiliate Lender) and each Affiliate Holder with respect to the Senior Loan agrees that it shall not, and that it shall not solicit any Person to or direct or cause Senior Borrower or any other entity in the Borrower Group or any other Person to: (1) commence any Proceeding against Senior Borrower, any SPE Constituent Entity or any Operating Company; (2) institute proceedings to have Senior Borrower, any SPE Constituent Entity or any Operating Company adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Senior Borrower, any SPE Constituent Entity or any Operating Company; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Senior Borrower, any SPE Constituent Entity or any Operating Company; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Senior Borrower, any SPE Constituent Entity or any Operating Company or a substantial portion of any of its respective property, including without limitation, the Premises, or any portion thereof, and any other collateral securing the Senior Loan, or any portion thereof; (6) make an assignment for the benefit of any creditor of Senior Borrower, any SPE Constituent Entity or any Operating Company; (7) seek to consolidate the Premises or any other assets of Senior Borrower or any SPE Constituent Entity (or any Operating Company) with the assets of any Junior Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate Senior Borrower (or any Operating Company) with any Junior Borrower or any member of Borrower Group or any SPE Constituent Entity; or (9) take any action in furtherance of any of the foregoing. In connection with the foregoing, each Co-Lender Agreement binding upon holders of interests in the Senior Loan shall require each Affiliate Holder (with respect to the Senior Loan) to appoint the Non-Affiliate Holders (with respect to the Senior Loan) as its or their attorney-in-fact, which appointment shall be irrevocable and coupled with an interest, for the purpose of appearing in any Proceeding involving the Senior Loan, the Senior Borrower or any Operating Company.

(d) In addition, and without limiting the generality of the foregoing provisions of this Section 37, each Affiliate Lender and each Affiliate Holder shall be subject to the following limitations and restrictions:

(i) no Affiliate Lender or Affiliate Holder shall take any of the following actions (or cause or permit, through the exercise of voting rights, contract rights or otherwise, any of the following actions to be taken by any other Person):

(A) take, sue for, ask or demand from the Senior Borrower or any Senior Junior Borrower any payment on account of the Junior Loan held by such Affiliate Lender (or held in part by such Affiliate Holder);

(B) commence any judicial or non-judicial action or proceeding to (I) collect the Rents, or (II) have a receiver appointed to collect the Rents or take any other actions with respect to the Premises;

(C) interfere with Senior Lender or any Senior Junior Lender in its administration and enforcement of the Senior Loan or the applicable Senior Junior Loan or exercise of their respective rights and remedies thereunder and pursuant to the Senior Loan Documents or the applicable Senior Junior Loan Documents;

(D) terminate, issue any notice or default letter or commence any proceeding under, or amend or modify or supplement, any Operating Lease;

(E) commence, prosecute or participate in any suit, action, case or proceeding against Senior Borrower or any Senior Junior Borrower in violation of the express provisions of this Agreement or violate any of the other express terms or provisions of this Agreement (and, in the event of any such violation, Senior Lender or such Senior Junior Lender may intervene and interpose such defense or plea as it shall elect, including that of a bad faith filing by such Affiliate Lender or Affiliate Holder, and shall, in any event, be entitled to restrain such actions in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding); or

(F) enforce against Senior Borrower or any Senior Junior Borrower any right of such Affiliate Lender or Affiliate Holder to approve, consent to or set standards with respect to (i) any lease for any portion of the Premises, (ii) any operating or capital budget for the Premises, (iii) any proposed alteration or modification of the Premises, or (iv) any other matter relating to the operation, maintenance, management, repair and leasing of the Premises;

(ii) such Affiliate Lender and such Affiliate Holder shall not be entitled to (and hereby waives any right which it would otherwise have to require) promptness, diligence, notice of acceptance or any other notice with respect to the Senior Loan or any Junior Loan (and hereby acknowledges that Senior Lender or any Junior Lender shall have no obligation to protect, secure, perfect or insure any security interest or lien on any property for the benefit of such Affiliate Lender or Affiliate Holder, or exhaust any right or take any action against Senior Borrower or any Junior Borrower or any other Person or property solely for the benefit of such Affiliate Lender or Affiliate Holder);

(iii) no Affiliate Lender or Affiliate Holder shall be entitled to (and hereby waives any right which it would otherwise have to receive) default interest or late fees or charges under or in respect of its Junior Loan (or under the Senior Loan, if applicable); and

(iv) notwithstanding any provisions of this Agreement to the contrary, following the occurrence of any Event of Default (under the Senior Loan or under any of the Junior Loans), no such Affiliate Lender or Affiliate Holder shall be entitled to (and hereby waives any right which it would otherwise have to receive) any “asset status reports” or any correspondence or materials or Notices (among the Senior Lender and the other Junior Lenders, or otherwise) regarding or relating to any workout discussions or litigation or foreclosure strategy (or potential litigation strategy) involving any of the Junior Loans or the Senior Loan.

(e) Notwithstanding anything contained in this Agreement to the contrary, with respect to any Affiliate Loans, only the Affiliate Lender that is the most subordinate Junior Lender may exercise its rights pursuant to and in accordance with Sections 6 and 10(d) to foreclose or commence a foreclosure action or otherwise realize upon any of its Equity Collateral (or accept title to such Equity Collateral or real or personal property in lieu of foreclosure); provided, however, that no foreclosure action or other actions by an Affiliate

Lender to realize upon any Equity Collateral or like action (including a consolidated foreclosure as permitted under the following sentence) shall exceed sixty (60) days, in the aggregate, from commencement to ultimate conclusion. Notwithstanding the foregoing, to the extent that an Affiliate Lender owns several (but in all cases the most subordinate) Junior Loans (in each case as an Affiliate Lender) that are contiguous, then the Affiliate Lender that owns such subordinate Junior Loans shall have the rights set forth in this subparagraph (e) provided that (and only if) a concurrent foreclosure is legally and otherwise permitted with respect to such subordinate Junior Loans and can be completed within sixty (60) days (from commencement to completion).

(f) Notwithstanding anything herein contained to the contrary, an Affiliate Lender that is a Junior Lender may exercise its rights pursuant to Section 14 hereof so long as such Affiliate Lender also pays as part of the Senior Loan Purchase Price or Senior Junior Loan Purchase Price, as applicable, any liquidated damage amount, any exit fees, any prepayment premiums or fees, any spread maintenance or yield maintenance charges, any late fees or charges, any special servicing, workout or liquidation fees of any nature, and any default interest incurred or accrued with respect to the Senior Loan and each Senior Junior Loan.

Section 38. Discounted Pay-offs.

(a) This will confirm that, notwithstanding anything to the contrary in this Agreement, the Senior Loan Documents or any of the Junior Loan Documents (including, without limitation, any provisions of any such documents requiring that voluntary prepayments be applied pro rata and pari passu among the notes comprising the Senior Note or each Junior Note, as applicable, or any provisions of such documents requiring that consents of Junior Lenders be obtained to voluntary prepayments of Senior Junior Loans or the Senior Loan) or any agreement among Mortgage Note Holders or any agreement among Mezzanine Note Holders, each Person that holds one (or several) of the Senior Notes or one (or several) of the Junior Notes may accept a full or partial prepayment of any such note or notes (or severed notes, in the case of partial prepayments) in connection with a discounted pay-off and cancellation of any such note as permitted in the Note Sales Agreement, without first obtaining the consent or approval of any other Person. In connection therewith, notwithstanding anything to the contrary in this Agreement, the Senior Loan Documents or any of the Junior Loan Documents,

(i) Senior Lender and each Junior Lender hereby irrevocably consents to (I) the waiver of any term or condition of the Senior Loan Documents, the Junior Loan Documents, this Agreement or any Co-Lender Agreement that could otherwise prohibit a discounted pay-off as permitted in the Note Sales Agreement, and (II) a full or partial prepayment of any note comprising the Senior Note or any Junior Note in connection with any such discounted pay-off as permitted in the Note Sales Agreement;

(ii) (y) no Junior Lender shall require a prepayment of its Junior Loan in connection with the full or partial prepayment of the Senior Loan or interest therein or any other Junior Loan or interest therein that occurs as a result of, or otherwise in connection with, a discounted pay-off as permitted in the Note Sales Agreement, and

(z) Senior Lender shall not require a prepayment of the Senior Loan in connection with the full or partial prepayment of any Junior Loan or interest therein that occurs as a result of, or otherwise in connection with, any such discounted pay-off.

(b) The parties acknowledge and agree that the discounted pay-offs described in this Section 38 are not Transfers subject to the provisions of Section 5 hereof.

Section 39. Collateral Agent. The Collateral Agent (Senior Loan), Collateral Agent (First Mezzanine Loan), Collateral Agent (Second Mezzanine Loan), Collateral Agent (Third Mezzanine Loan), Collateral Agent (Fourth Mezzanine Loan), Collateral Agent (Fifth Mezzanine Loan), Collateral Agent (Sixth Mezzanine Loan), Collateral Agent (Seventh Mezzanine Loan), Collateral Agent (Eighth Mezzanine Loan) and Collateral Agent (Ninth Mezzanine Loan) each hereby represents, warrants and covenants that it shall not take any action that is reserved for any servicer or the Senior Lender or related Junior Lender, as applicable, under this Agreement or the related Co-Lender Agreement, except to the extent directed by such servicer in accordance with the terms of the related Co-Lender Agreement.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Senior Lender and the Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

FIRST MEZZANINE LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland

By: GSO Capital Partners LP as Manager

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

SECOND MEZZANINE LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland

By: GSO Capital Partners LP as Manager

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

THIRD MEZZANINE LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland

By: GSO Capital Partners LP as Manager

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

FOURTH MEZZANINE LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland

By: GSO Capital Partners LP as Manager

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

FIFTH MEZZANINE LENDER:

CITIBANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

BLACKSTONE SPECIAL FUNDING (IRELAND) (SUCCESSOR IN INTEREST TO GERMAN AMERICAN CAPITAL CORPORATION), a private unlimited company incorporated under the laws of Ireland

By: GSO Capital Partners LP as Manager

By:	/s/ Authorized Signatory
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

SIXTH MEZZANINE LENDER:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

SEVENTH MEZZANINE LENDER:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

EIGHTH MEZZANINE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

NINTH MEZZANINE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Authorized Signatory
Name:
Title:

Agreed and acknowledged:

BANK OF AMERICA, N.A., a banking association chartered under the laws of the United States of America, as each Collateral Agent

By:	/s/ Authorized Signatory
Name:
Title:

SCHEDULE 1

Senior Borrowers

Harrah’s Las Vegas Propco, LLC

Harrah’s Atlantic City Propco, LLC

Rio Propco, LLC

Flamingo Las Vegas Propco, LLC

Paris Las Vegas Propco, LLC

Harrah’s Laughlin Propco, LLC

I-1

First Mezzanine Borrower

Harrah’s Las Vegas Mezz 1, LLC

Harrah’s Atlantic City Mezz 1, LLC

Rio Mezz 1, LLC

Flamingo Las Vegas Mezz 1, LLC

Paris Las Vegas Mezz 1, LLC

Harrah’s Laughlin Mezz 1, LLC

Second Mezzanine Borrower

Harrah’s Las Vegas Mezz 2, LLC

Harrah’s Atlantic City Mezz 2, LLC

Rio Mezz 2, LLC

Flamingo Las Vegas Mezz 2, LLC

Paris Las Vegas Mezz 2, LLC

Harrah’s Laughlin Mezz 2, LLC

Third Mezzanine Borrower

Harrah’s Las Vegas Mezz 3, LLC

Harrah’s Atlantic City Mezz 3, LLC

Rio Mezz 3, LLC

Flamingo Las Vegas Mezz 3, LLC

Paris Las Vegas Mezz 3, LLC

Harrah’s Laughlin Mezz 3, LLC

Fourth Mezzanine Borrower

Harrah’s Las Vegas Mezz 4, LLC

Harrah’s Atlantic City Mezz 4, LLC

Rio Mezz 4, LLC

Flamingo Las Vegas Mezz 4, LLC

Paris Las Vegas Mezz 4, LLC

Harrah’s Laughlin Mezz 4, LLC

Fifth Mezzanine Borrower

Harrah’s Las Vegas Mezz 5, LLC

Harrah’s Atlantic City Mezz 5, LLC

Rio Mezz 5, LLC

Flamingo Las Vegas Mezz 5, LLC

Paris Las Vegas Mezz 5, LLC

Harrah’s Laughlin Mezz 5, LLC

Sixth Mezzanine Borrower

Harrah’s Las Vegas Mezz 6, LLC

Harrah’s Atlantic City Mezz 6, LLC

Rio Mezz 6, LLC

Flamingo Las Vegas Mezz 6, LLC

Paris Las Vegas Mezz 6, LLC

Harrah’s Laughlin Mezz 6, LLC

Seventh Mezzanine Borrower

Harrah’s Las Vegas Mezz 7, LLC

Harrah’s Atlantic City Mezz 7, LLC

Rio Mezz 7, LLC

Flamingo Las Vegas Mezz 7, LLC

Paris Las Vegas Mezz 7, LLC

Harrah’s Laughlin Mezz 7, LLC

Eighth Mezzanine Borrower

Harrah’s Las Vegas Mezz 8, LLC

Harrah’s Atlantic City Mezz 8, LLC

Rio Mezz 8, LLC

Flamingo Las Vegas Mezz 8, LLC

Paris Las Vegas Mezz 8, LLC

Harrah’s Laughlin Mezz 8, LLC

Ninth Mezzanine Borrower

Harrah’s Las Vegas Mezz 9, LLC

Harrah’s Atlantic City Mezz 9, LLC

Rio Mezz 9, LLC

Flamingo Las Vegas Mezz 9, LLC

Paris Las Vegas Mezz 9, LLC

Harrah’s Laughlin Mezz 9, LLC

EXHIBIT A

(Senior Loan Documents)

All Senior Loan Documents dated as of August 31, 2010, unless otherwise indicated.

1.	Senior Loan Agreement

2.	Amended and Restated Guaranty Agreement

3.	Amended and Restated Guaranty Agreement (FF&E)

4.	Collateral Assignment of Interest Rate Cap Agreement

5.	Amended and Restated Environmental Indemnity Agreement

6.	Second Amended and Restated Promissory Note A-1

7.	Second Amended and Restated Promissory Note A-2

8.	Second Amended and Restated Promissory Note A-3

9.	Second Amended and Restated Promissory Note A-4

10.	Second Amended and Restated Promissory Note A-5

11.	Second Amended and Restated Promissory Note A-6

12.	Second Amended and Restated Promissory Note A-7

13.	Second Amended and Restated Promissory Note A-8

14.	Second Amended and Restated Promissory Note A-9

15.	One (1) Mortgage and Security Agreement dated as of January 28, 2008

16.	One (1) Assignment of Mortgage and Security Agreement (Initial Lenders)

17.	One (1) Amendment to and Assignment of Mortgage and Security Agreement (Collateral Agent)

18.	Three (3) Deeds of Trust, Fixture Filing, Security Agreement and Assignment of Leases and Rents dated as of January 28, 2008

19.	Two (2) Deeds of Trust, Fixture Filing, Security Agreement and Assignment of Leases and Rents dated as of May 22, 2008

20.	Five (5) Assignment of Deeds of Trust, Fixture Filing, Security Agreement and Assignment of Leases and Rents (Initial Lenders)

21.	Five (5) Amendments to and Assignment of Deeds of Trust, Fixture Filing, Security Agreement and Assignment of Leases and Rents (Collateral Agent)

22.	Four (4) Assignments of Leases and Rents dated as of January 28, 2008

23.	Two (2) Assignments of Leases and Rents dated as of May 22, 2008

24.	Six (6) Assignments of Assignment of Leases and Rents

25.	Six (6) First Amendments to and Assignments of Assignment of Leases and Rents

26.	Eleven (11) Subordinations of Amended and Restated Operating Lease

27.	Eleven (11) Amended and Restated Operating Lease Guaranties

28.	Four (4) Amended and Restated Deposit Account Control Agreements

29.	Two (2) Amended and Restated Restricted Account Agreements (Access Restricted After Instructions)

30.	Six (6) Working Capital Account Control Agreements

31.	UCC-1 Financing Statements

32.	UCC-3 Financing Statements

33.	Escrow Instruction Letter

34.	Amended and Restated Contribution Agreement dated as of May 22, 2008

35.	Amended and Restated Operations and Maintenance Agreement dated as of May 22, 2008

36.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

37.	Omnibus Amendment to Windstorm Intercreditor

38.	Omnibus Assignment and Assumption (Initial Lenders)

39.	Omnibus Amendment to and Assignment of Mortgage Loan Documents (Collateral Agent)

40.	Omnibus Reaffirmation and Ratification of Guaranty Agreements (Gaming Facility)

41.	Six (6) Amended and Restated Collateral Assignments of Rights Agreements

42.	Title Policies

43.	Six (6) Collateral Assignment of Management Agreements

44.	One (1) Guaranty Agreement (Gaming Equipment) dated as of January 28, 2008

45.	One (1) Guaranty Agreement (Gaming Equipment) dated as of February 20, 2008

46.	One (1) Guaranty Agreement (Gaming Equipment) dated as of May 22, 2008

47.	Trademark Security Agreements

EXHIBIT B

(First Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	First Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-1 (First Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-2 (First Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-3 (First Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-4 (First Mezzanine Loan)

6.	Second Amended and Restated Promissory Note A-5 (First Mezzanine Loan)

7.	Second Amended and Restated Promissory Note A-6 (First Mezzanine Loan)

8.	Second Amended and Restated Promissory Note A-7 (First Mezzanine Loan)

9.	Second Amended and Restated Promissory Note A-8 (First Mezzanine Loan)

10.	Amended and Restated Guaranty Agreement (First Mezzanine Loan)

11.	Amended and Restated Guaranty Agreement (FF&E) (First Mezzanine Loan)

12.	First Mezzanine Pledge and Security Agreement

13.	Ratification of Pledge and Security Agreement (First Mezzanine Loan)

14.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

15.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

16.	Acknowledgment and Consent

17.	Amended and Restated Environmental Indemnity Agreement (First Mezzanine Loan)

18.	Collateral Assignment of Interest Rate Cap (First Mezzanine Loan)

19.	Amended and Restated Contribution Agreement (First Mezzanine Loan) dated as of May 22, 2008

20.	Amended and Restated Operations and Maintenance Agreement (First Mezzanine Loan) dated as of May 22, 2008

21.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

22.	Omnibus Amendment to Windstorm Intercreditor

23.	UCC-1 Financing Statement

24.	UCC-3 Assignments of Financing Statements

25.	UCC Policy

26.	Escrow Letter

27.	Omnibus Amendment and Assignment (Initial Lenders) (First Mezzanine Loan)

28.	Assignment of Pledge and Security Agreement (First Mezzanine Loan) (Collateral Agent)

EXHIBIT C

(Second Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Second Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-1 (Second Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-2 (Second Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-3 (Second Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-4 (Second Mezzanine Loan)

6.	Second Amended and Restated Promissory Note A-5 (Second Mezzanine Loan)

7.	Second Amended and Restated Promissory Note A-6 (Second Mezzanine Loan)

8.	Second Amended and Restated Promissory Note A-7 (Second Mezzanine Loan)

9.	Second Amended and Restated Promissory Note A-8 (Second Mezzanine Loan)

10.	Amended and Restated Guaranty Agreement (Second Mezzanine Loan)

11.	Amended and Restated Guaranty Agreement (FF&E) (Second Mezzanine Loan)

12.	Second Mezzanine Pledge and Security Agreement

13.	Ratification of Pledge and Security Agreement (Second Mezzanine Loan)

14.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

15.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

16.	Acknowledgment and Consent

17.	Amended and Restated Environmental Indemnity Agreement (Second Mezzanine Loan)

18.	Collateral Assignment of Interest Rate Cap (Second Mezzanine Loan)

19.	Amended and Restated Contribution Agreement (Second Mezzanine Loan) dated as of May 22, 2008

20.	Amended and Restated Operations and Maintenance Agreement (Second Mezzanine Loan) dated as of May 22, 2008

21.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

22.	Omnibus Amendment to Windstorm Intercreditor

23.	UCC-1 Financing Statement

24.	UCC-3 Assignments of Financing Statements

25.	UCC Policy

26.	Escrow Letter

27.	Omnibus Amendment and Assignment (Initial Lenders) (Second Mezzanine Loan)

28.	Assignment of Pledge and Security Agreement (Second Mezzanine Loan) (Collateral Agent)

EXHIBIT D

(Third Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Third Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-1 (Third Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-2 (Third Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-3 (Third Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-4 (Third Mezzanine Loan)

6.	Second Amended and Restated Promissory Note A-5 (Third Mezzanine Loan)

7.	Second Amended and Restated Promissory Note A-6 (Third Mezzanine Loan)

8.	Second Amended and Restated Promissory Note A-7 (Third Mezzanine Loan)

9.	Second Amended and Restated Promissory Note A-8 (Third Mezzanine Loan)

10.	Amended and Restated Guaranty Agreement (Third Mezzanine Loan)

11.	Amended and Restated Guaranty Agreement (FF&E) (Third Mezzanine Loan)

12.	Third Mezzanine Pledge and Security Agreement

13.	Ratification of Pledge and Security Agreement (Third Mezzanine Loan)

14.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

15.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

16.	Acknowledgment and Consent

17.	Amended and Restated Environmental Indemnity Agreement (Third Mezzanine Loan)

18.	Collateral Assignment of Interest Rate Cap (Third Mezzanine Loan)

19.	Amended and Restated Contribution Agreement (Third Mezzanine Loan) dated as of May 22, 2008

20.	Amended and Restated Operations and Maintenance Agreement (Third Mezzanine Loan) dated as of May 22, 2008

21.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

22.	Omnibus Amendment to Windstorm Intercreditor

23.	UCC-1 Financing Statement

24.	UCC-3 Assignments of Financing Statements

25.	UCC Policy

26.	Escrow Letter

27.	Omnibus Amendment and Assignment (Initial Lenders) (Third Mezzanine Loan)

28.	Assignment of Pledge and Security Agreement (Third Mezzanine Loan) (Collateral Agent)

EXHIBIT E

(Fourth Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Fourth Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-1 (Fourth Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-2 (Fourth Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-3 (Fourth Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-4 (Fourth Mezzanine Loan)

6.	Second Amended and Restated Promissory Note A-5 (Fourth Mezzanine Loan)

7.	Second Amended and Restated Promissory Note A-6 (Fourth Mezzanine Loan)

8.	Second Amended and Restated Promissory Note A-7 (Fourth Mezzanine Loan)

9.	Second Amended and Restated Promissory Note A-8 (Fourth Mezzanine Loan)

10.	Amended and Restated Guaranty Agreement (Fourth Mezzanine Loan)

11.	Amended and Restated Guaranty Agreement (FF&E) (Fourth Mezzanine Loan)

12.	Fourth Mezzanine Pledge and Security Agreement

13.	Ratification of Pledge and Security Agreement (Fourth Mezzanine Loan)

14.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

15.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

16.	Acknowledgment and Consent

17.	Amended and Restated Environmental Indemnity Agreement (Fourth Mezzanine Loan)

18.	Collateral Assignment of Interest Rate Cap (Fourth Mezzanine Loan)

19.	Amended and Restated Contribution Agreement (Fourth Mezzanine Loan) dated as of May 22, 2008

20.	Amended and Restated Operations and Maintenance Agreement (Fourth Mezzanine Loan) dated as of May 22, 2008

21.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

22.	Omnibus Amendment to Windstorm Intercreditor

23.	UCC-1 Financing Statement

24.	UCC-3 Assignments of Financing Statements

25.	UCC Policy

26.	Escrow Letter

27.	Omnibus Amendment and Assignment (Initial Lenders) (Fourth Mezzanine Loan)

28.	Assignment of Pledge and Security Agreement (Fourth Mezzanine Loan) (Collateral Agent)

EXHIBIT F

(Fifth Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Fifth Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-3 (Fifth Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-4 (Fifth Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-5-1 (Fifth Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-5-2 (Fifth Mezzanine Loan)

6.	Second Amended and Restated Promissory Note A-8 (Fifth Mezzanine Loan)

7.	Amended and Restated Guaranty Agreement (Fifth Mezzanine Loan)

8.	Amended and Restated Guaranty Agreement (FF&E) (Fifth Mezzanine Loan)

9.	Fifth Mezzanine Pledge and Security Agreement

10.	Ratification of Pledge and Security Agreement (Fifth Mezzanine Loan)

11.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

12.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

13.	Acknowledgment and Consent

14.	Amended and Restated Environmental Indemnity Agreement (Fifth Mezzanine Loan)

15.	Collateral Assignment of Interest Rate Cap (Fifth Mezzanine Loan)

16.	Amended and Restated Contribution Agreement (Fifth Mezzanine Loan) dated as of May 22, 2008

17.	Amended and Restated Operations and Maintenance Agreement (Fifth Mezzanine Loan) dated as of May 22, 2008

18.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

19.	Omnibus Amendment to Windstorm Intercreditor

20.	UCC-1 Financing Statement

21.	UCC-3 Assignments of Financing Statements

22.	UCC Policy

23.	Escrow Letter

24.	Omnibus Amendment and Assignment (Initial Lenders) (Fifth Mezzanine Loan)

25.	Assignment of Pledge and Security Agreement (Fifth Mezzanine Loan) (Collateral Agent)

EXHIBIT G

(Sixth Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Sixth Mezzanine Loan Agreement

2.	Amended and Restated Promissory Note A-1 (Sixth Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-4 (Sixth Mezzanine Loan)

4.	Second Amended and Restated Promissory Note A-5 (Sixth Mezzanine Loan)

5.	Second Amended and Restated Promissory Note A-8 (Sixth Mezzanine Loan)

6.	Amended and Restated Guaranty Agreement (Sixth Mezzanine Loan)

7.	Amended and Restated Guaranty Agreement (FF&E) (Sixth Mezzanine Loan)

8.	Sixth Mezzanine Pledge and Security Agreement

9.	Ratification of Pledge and Security Agreement (Sixth Mezzanine Loan)

10.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

11.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

12.	Acknowledgment and Consent

13.	Amended and Restated Environmental Indemnity Agreement (Sixth Mezzanine Loan)

14.	Collateral Assignment of Interest Rate Cap (Sixth Mezzanine Loan)

15.	Amended and Restated Contribution Agreement (Sixth Mezzanine Loan) dated as of May 22, 2008

16.	Amended and Restated Operations and Maintenance Agreement (Sixth Mezzanine Loan) dated as of May 22, 2008

17.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

18.	Omnibus Amendment to Windstorm Intercreditor

19.	UCC-1 Financing Statement

20.	UCC-3 Assignments of Financing Statements

21.	UCC Policy

22.	Escrow Letter

23.	Omnibus Amendment and Assignment (Initial Lenders) (Sixth Mezzanine Loan)

24.	Assignment of Pledge and Security Agreement (Sixth Mezzanine Loan) (Collateral Agent)

EXHIBIT H

(Seventh Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Seventh Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-4 (Seventh Mezzanine Loan)

3.	Second Amended and Restated Promissory Note A-8 (Seventh Mezzanine Loan)

4.	Amended and Restated Guaranty Agreement (Seventh Mezzanine Loan)

5.	Amended and Restated Guaranty Agreement (FF&E) (Seventh Mezzanine Loan)

6.	Seventh Mezzanine Pledge and Security Agreement

7.	Ratification of Pledge and Security Agreement (Seventh Mezzanine Loan)

8.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

9.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

10.	Acknowledgment and Consent

11.	Amended and Restated Environmental Indemnity Agreement (Seventh Mezzanine Loan)

12.	Collateral Assignment of Interest Rate Cap (Seventh Mezzanine Loan)

13.	Amended and Restated Contribution Agreement (Seventh Mezzanine Loan) dated as of May 22, 2008

14.	Amended and Restated Operations and Maintenance Agreement (Seventh Mezzanine Loan) dated as of May 22, 2008

15.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

16.	Omnibus Amendment to Windstorm Intercreditor

17.	UCC-1 Financing Statement

18.	UCC-3 Assignments of Financing Statements

19.	UCC Policy

20.	Escrow Letter

21.	Omnibus Amendment and Assignment (Initial Lenders) (Seventh Mezzanine Loan)

22.	Assignment of Pledge and Security (Seventh Mezzanine Loan) (Collateral Agent)

EXHIBIT I

(Eighth Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Eighth Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-8 (Eighth Mezzanine Loan)

3.	Amended and Restated Guaranty Agreement (Eighth Mezzanine Loan)

4.	Amended and Restated Guaranty Agreement (FF&E) (Eighth Mezzanine Loan)

5.	Eighth Mezzanine Pledge and Security Agreement

6.	Ratification of Pledge and Security Agreement (Eighth Mezzanine Loan)

7.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

8.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

9.	Acknowledgment and Consent

10.	Amended and Restated Environmental Indemnity Agreement (Eighth Mezzanine Loan)

11.	Collateral Assignment of Interest Rate Cap (Eighth Mezzanine Loan)

12.	Amended and Restated Contribution Agreement (Eighth Mezzanine Loan) dated as of May 22, 2008

13.	Amended and Restated Operations and Maintenance Agreement (Eighth Mezzanine Loan) dated as of May 22, 2008

14.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

15.	Omnibus Amendment to Windstorm Intercreditor

16.	UCC-1 Financing Statement

17.	UCC-3 Assignments of Financing Statements

18.	UCC Policy

19.	Escrow Letter

20.	Omnibus Amendment and Assignment (Initial Lenders) (Eighth Mezzanine Loan)

21.	Assignment of Pledge and Security Agreement (Eighth Mezzanine Loan) (Collateral Agent)

EXHIBIT J

(Ninth Mezzanine Loan Documents)

Dated as of August 31, 2010, unless otherwise indicated.

1.	Ninth Mezzanine Loan Agreement

2.	Second Amended and Restated Promissory Note A-8 (Ninth Mezzanine Loan)

3.	Amended and Restated Guaranty Agreement (Ninth Mezzanine Loan)

4.	Amended and Restated Guaranty Agreement (FF&E) (Ninth Mezzanine Loan)

5.	Ninth Mezzanine Pledge and Security Agreement

6.	Ratification of Pledge and Security Agreement (Ninth Mezzanine Loan)

7.	Four (4) Equity Certificates of Mortgage Borrower dated as of January 28, 2008

8.	Two (2) Equity Certificates of Mortgage Borrower dated as of May 22, 2008

9.	Acknowledgment and Consent

10.	Amended and Restated Environmental Indemnity Agreement (Ninth Mezzanine Loan)

11.	Collateral Assignment of Interest Rate Cap (Ninth Mezzanine Loan)

12.	Amended and Restated Contribution Agreement (Ninth Mezzanine Loan) dated as of May 22, 2008

13.	Amended and Restated Operations and Maintenance Agreement (Ninth Mezzanine Loan) dated as of May 22, 2008

14.	Windstorm Insurance Intercreditor Agreement dated as of January 28, 2008, as supplemented by Supplemental Agreement Regarding Windstorm Insurance Intercreditor Agreement

15.	Omnibus Amendment to Windstorm Intercreditor

16.	UCC-1 Financing Statement

17.	UCC-3 Assignments of Financing Statements

18.	UCC Policy

19.	Escrow Letter

20.	Omnibus Amendment and Assignment (Initial Lenders) (Ninth Mezzanine Loan)

21.	Assignment of Pledge and Security Agreement (Ninth Mezzanine Loan) (Collateral Agent)

EXHIBIT K

(Permitted Fund Managers)

1.	DLJ Real Estate Capital Partners

2.	Capital Trust, Inc.

3.	Archon Capital, L.P.

4.	Whitehall Street Real Estate Fund, L.P.

5.	The Blackstone Group International Ltd.

6.	Apollo Real Estate Advisors

7.	Colony Capital, Inc.

8.	Praedium Group

9.	J.E. Robert Companies

10.	Fortress Investment Group LLC

11.	Lone Star Opportunity Fund

12.	Clarion Partners

13.	Walton Street Capital, LLC

14.	Starwood Financial Trust

15.	BlackRock, Inc.

EXHIBIT L

AGREEMENT AMONG [FIRST] [SECOND] [THIRD] [FOURTH] [FIFTH] [SIXTH]

[SEVENTH] [EIGHTH] [NINTH] MEZZANINE NOTEHOLDERS

([First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan)

JPMORGAN CHASE BANK, N.A.,

as Note A-1 Holder,

BANK OF AMERICA, N.A.,

as Note A-2 Holder,

CITIBANK, N.A.,

as Note A-3 Holder,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as Note A-4 Holder,

GERMAN AMERICAN CAPITAL CORPORATION

as Note A-5 Holder,

MERRILL LYNCH MORTGAGE LENDING, INC.,

as Note A-6 Holder,

JPMORGAN CHASE BANK, N.A.,

as successor in interest to Bear Stearns Commercial Mortgage, Inc.

as Note A-7 Holder,

GOLDMAN SACHS MORTGAGE COMPANY,

as Note A-8 Holder,

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,

as Note A-9 Holder,

BANK OF AMERICA, N.A,

as Collateral Agent

and

BANK OF AMERICA, N.A.,

as Servicer

August 31, 2010

-i-

24.	Withholding Taxes	38

25.	Borrower Affiliate Holders	39

26.	Consents to Jurisdiction	40

27.	Co-Origination Agreement	40

28.	Note Register	40

29.	Notes Not Securities	40

30.	Custody of Mezzanine Loan Documents	41

31.	Collateral Agent	41

-ii-

THIS AGREEMENT AMONG [FIRST] [SECOND] [THIRD] [FOURTH] [FIFTH] [SIXTH] [SEVENTH] [EIGHTH] [NINTH] MEZZANINE NOTEHOLDERS (this “Agreement”), is dated and effective as of August 31, 2010 by and among JPMORGAN CHASE BANK, N.A. , as holder of Note A-1 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-1 Holder”), BANK OF AMERICA, N.A., as holder of Note A-2 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-2 Holder”), CITIBANK, N.A., as holder of Note A-3 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-3 Holder”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as holder of Note A-4 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-4 Holder”), GERMAN AMERICAN CAPITAL CORPORATION, as holder of Note A-5 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-5 Holder”), MERRILL LYNCH MORTGAGE LENDING, INC., as holder of Note A-6 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-6 Holder”), JPMORGAN CHASE BANK, N.A. as successors in interest to BEAR STEARNS COMMERCIAL MORTGAGE, INC., as holder of Note A-7 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-7 Holder”), GOLDMAN SACHS MORTGAGE COMPANY, as holder of Note A-8 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-8 Holder”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, as holder of Note A-9 referred to below (together with its successors and permitted assigns in such capacity, the “Note A-9 Holder”; each of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder, the Note A-5 Holder, the Note A-6 Holder, the Note A-7 Holder, the Note A-8 Holder and the Note A-9 Holder are individually referred to as a “Holder” and are collectively referred to as the “Holders”), BANK OF AMERICA, N.A, as collateral agent (together with its successors and permitted assigns, in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A., as servicer (together with its successors and permitted assigns in such capacity, the “Servicer”).

W I T N E S S E T H:

WHEREAS, JPMorgan Chase Bank, N.A. amended and restated a mezzanine loan pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated [            ] Mezzanine Loan Agreement, dated as of May 22, 2008 (the “Existing Mezzanine Loan Agreement”) by and between that certain [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Borrower listed on Schedule 1 of the Intercreditor Agreement (collectively, the “Mezzanine Borrower”) in the principal amount of $[300,000,000/$275,000,000] (the “Mezzanine Loan”) evidenced by nine promissory notes, dated May 22, 2008 in the original aggregate principal amount of $[300,000,000/$275,000,000], made by the Mezzanine Borrower in favor of JPMorgan Chase Bank, N.A.;

WHEREAS, the Existing Mezzanine Loan Agreement is being amended and restated in its entirety by the Borrower, the [INSERT APPLICABLE LENDERS] and the Collateral Agent pursuant to, and in accordance with, that certain Second Amended and Restated [            ] Mezzanine Loan Agreement, dated as of the date hereof, in order to evidence certain modifications to the Mezzanine Loan; and

WHEREAS, the Holders desire to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold the Notes and agree to the manner in which rights under the Mezzanine Loan Agreement and Intercreditor Agreement shall be exercised;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

1. Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Mezzanine Loan Agreement. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below. In addition, any capitalized terms defined in the first paragraph, the recitals or any other section of this Agreement but not listed below shall have the respective meanings ascribed to such capitalized terms in the first paragraph, the recitals or such other section, as the case may be, of this Agreement.

“Additional Covered Junior Loans” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Additional Discounted Pay-off Amount” shall mean, with respect to any Discounted Pay-off Amount, the additional Note Principal Balance agreed to be forgiven by the related Discounted Pay-off Holder in connection with any full or partial discounted pay-off of such Note such that the Note Principal Balance is reduced to the total agreed upon amount of such discounted pay-off upon payment of the principal portion of the Discounted Pay-off Amount. For example, if a Holder agreed to a discounted pay-off of $100,000 of the outstanding Note Principal Balance for a principal payment of $25,000, the Discounted Pay-Off Amount would be $25,000 and the Additional Discounted Pay-off Amount would be $75,000.

“Advance” shall have the meaning assigned to such term in Section 4(a).

“Advance Interest” shall mean interest at the Advance Rate on an Advance from the date on which such Advance is made to, but not including, the date of payment or reimbursement of the Advance, less the amount of interest previously paid thereon.

“Advance Rate” shall mean, for any period, a rate per annum payable by the Mezzanine Borrower pursuant to the Mezzanine Loan Agreement with respect to the applicable Advance.

“Affiliate” shall mean with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or under common control or ownership with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means (i) except as described in the immediately following subclause (ii), the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise, and

(ii) for purposes of the definition of Borrower Affiliate Holder herein and Section 14 only, either (y) the ownership, directly or indirectly, in the aggregate of twenty-five percent (25%) or more of the beneficial ownership interest of an entity or, with respect to the determination of whether a Person satisfies the definition of Borrower Affiliate Holder as a result of the foreclosure on any Junior Loan or interest therein or a transfer-in-lieu thereof, the ownership, directly or indirectly, in the aggregate of thirty-one percent (31%) or more of the beneficial ownership of an entity, or (z) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. “Controlled by,” “controlling” and “under common control with” shall have the respective correlative meaning thereto.

“Affiliate Holder” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Affiliate Transferee” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Agreeing Holders” has the meaning provided in Section 9(b).

“Agreement” shall mean this Agreement Among the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Noteholders, all exhibits and schedules hereto and all amendments hereof and supplements hereto.

“Balloon Payment” shall mean the payment of principal and premium, if any, due at the Maturity Date (as defined in the Mezzanine Loan Agreement), as the same may be extended pursuant to Section 2.7 of the Mezzanine Loan Agreement.

“Borrower Affiliate Holder” shall mean any Holder that, directly or indirectly through one or more of its Affiliates (A) is managed or sponsored by the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower or any Affiliate of any of them (including, without limitation, any fund or investment vehicle managed or sponsored by any Affiliate of the Mezzanine Borrower or of any Related Mezzanine Loan Borrower), (B) together with any Affiliate of such Holder, owns, directly or indirectly, thirty-one percent (31%) or more than thirty-one percent (31%) of an economic, legal or other beneficial interest in the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower or any of their respective Affiliates, or (C) has the power, directly or indirectly, to direct or cause the direction of, the management or policies of the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower or any of their respective Affiliates, whether through the ability to exercise voting power, by contract or otherwise; provided, however, for the avoidance of doubt, that a Holder that acquires, directly or indirectly, not more (when aggregated with the interests of its Affiliates) than a thirty-one percent (31%) economic, legal or other beneficial interest in the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower or their respective Affiliates solely as a result of a foreclosure (or transfer-in-lieu thereof) on a Related Mezzanine Loan shall not be deemed (x) an Affiliate for purposes of clause (A) of the definition of Borrower Affiliate Holder or (y) to satisfy the requirements of clause (C) of the definition of Borrower Affiliate Holder, in each case, solely as a result of its ability to exercise the voting, approval, consent and other rights of (i) such Related Mezzanine Loan Holder under the Co-Lender

Agreement for such Related Mezzanine Loan or (ii) an equity holder under the agreement(s) required under Section 6(d) of such Co-Lender Agreement to be entered into by the Related Mezzanine Loan Holders of such Related Mezzanine Loan in the event of a foreclosure of such Mezzanine Loan or a transfer-in-lieu thereof (any such agreement, a “Replacement Agreement”), as long as such Co-Lender Agreement or any such Replacement Agreement shall not provide such Related Mezzanine Loan Holder or equity holder (or its Affiliates) with additional voting, approval, consent or other rights other than those set forth in or otherwise contemplated by the terms of such Co-Lender Agreement as of the date hereof that would otherwise result, in the absence of this proviso, in such Holder satisfying (x) the definition of Affiliate for purposes of clause (A) of the definition of Borrower Affiliate Holder or (y) the requirements of clause (C) of the definition of Borrower Affiliate Holder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, North Carolina and/or the jurisdictions in which the primary servicing offices of the Servicer are located, are authorized or obligated by law or executive order to remain closed.

“Buying Holder” has the meaning provided in Section 9(c).

“Buy Response” has the meaning provided in Section 9(c).

“Buy-Sell Closing Date” has the meaning provided in Section 9(d).

“Buy-Sell Notice” has the meaning provided in Section 9(b).

“Buy-Sell Notice Deadline” has the meaning provided in Section 9(b).

“Buy-Sell Purchase Price” has the meaning provided in Section 9(c).

“Buy-Sell Response Date” has the meaning provided in Section 9(c).

“Buy-Sell Withdrawal Notice” has the meaning provided in Section 9(c).

“CDO” has the meaning set forth in the definition of the term “Qualified Transferee” in the Intercreditor Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

“Co-Lender Agreement” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Collection Account” shall mean the Collection Account established under (and as defined in) the Servicing Agreement.

“Conduit” has the meaning provided in Section 14(d).

“Conduit Credit Enhancer” has the meaning provided in Section 14(d).

“Conduit Inventory Loan” has the meaning provided in Section 14(d).

“Co-Origination Agreement” shall mean that certain Co-Origination Agreement dated as of January 28, 2008, among JPMorgan Chase Bank, N.A., as Senior Lead Lender, Bank of America, N.A., Citibank, N.A., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Merrill Lynch Mortgage Lending Inc., each as Lead Lenders and, Bear Stearns Commercial Mortgage, Inc., Goldman Sachs Mortgage Company and Morgan Stanley Mortgage Capital Holdings LLC, each as Co-Lenders, as amended or supplemented from time to time.

“Cure Payment” has the meaning provided in Section 4(c).

“Curing Holder” has the meaning provided in Section 4(c).

“Custodial Agreement” has the meaning provided in Section 30.

“Deciding Majority” shall mean at any time approval, direction or agreement, as applicable, of Holders with an aggregate Percentage Interest of greater than 50% of the aggregate principal amount of the Mezzanine Loan outstanding at such time.

“Deciding Super-Majority” shall mean approval, direction or agreement, as applicable, of Holders with an aggregate Percentage Interest of at least 90% in the Mezzanine Loan.

“Default Rate” has the meaning provided in the Mezzanine Loan Documents.

“Directing Junior Lender” has the meaning provided in the Intercreditor Agreement.

“Discounted Pay-off Amount” shall mean, with respect to any Discounted Pay-off Holder, amounts received in respect of the Mezzanine Loan pursuant to the Note Sales Agreement.

“Discounted Pay-off Holder” shall mean, with respect to any Discounted Pay-off Amount paid pursuant to the Note Sales Agreement, the related Holder entitled to such Discounted Pay-off Amount.

“Event of Default” shall mean an “Event of Default” as defined in the Mezzanine Loan Agreement.

“Excess Interest Over the Mezzanine Note Interest Rate” shall mean, at any time that the Mezzanine Borrower is required to pay default rate interest on the Mezzanine Loan, the positive excess, if any, of (x) interest payable by the Mezzanine Borrower at the Default Rate over (y) interest payable by the Mezzanine Borrower at the Mezzanine Note Interest Rate.

“Fitch” shall mean Fitch, Inc., and its successors in interest.

“Holder Schedule” shall mean the schedule in the form attached hereto as Exhibit A, which schedule sets forth certain information with respect to each Initial Holder of the Mezzanine Loan.

“Initial Holders” shall mean JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Merrill Lynch Mortgage Lending, Inc., Goldman Sachs Mortgage Company and Morgan Stanley Mortgage Capital Holdings LLC.

“Initial Servicer” has the meaning assigned to such term in Section 6(a).

“Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of August 31, 2010 entered into by the parties thereto contemporaneously herewith, as the same may be amended or modified.

“Interim Servicing Agreement” shall mean that certain Interim Servicing Agreement, dated as of January 28, 2008 between JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Merrill Lynch Mortgage Lending, Inc., Bear Stearns Commercial Mortgage, Inc., Goldman Sachs Mortgage Company and Morgan Stanley Mortgage Capital Holdings LLC, as Co-Lenders and Bank of America, N.A. as Servicer, as the same may be amended or modified.

“Invoking Holder” has the meaning provided in Section 9(b).

“Junior Loan” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Junior Loan Default Notice” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Junior Loan Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Junior Loan Non-Monetary Cure Period” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Junior Loan Purchase Option Event” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Loan Pledgee” has the meaning provided in Section 13(b).

“Majority Decisions” shall mean any of the decisions set forth on Schedule I hereto, which shall require the prior written consent of Holders holding at least a Deciding Majority (based on their respective Percentage Interests).

“Material Disagreement” has the meaning provided in Section 9(b).

“Mezzanine Borrower” shall have the meaning provided in the recitals.

“Mezzanine Borrower Related Parties” shall have the meaning assigned such term in Section 15.

“Mezzanine Loan” shall have the meaning provided in the recitals.

“Mezzanine Loan Agreement” shall mean that certain Second Amended and Restated [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan Agreement, dated as of August 31, 2010 by and between Mezzanine Borrower, the several lenders from time to time parties thereto, and Bank of America, N.A., as Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time).

“Mezzanine Loan Collateral” shall mean “Collateral” as such term is defined in the Mezzanine Loan Agreement.

“Mezzanine Loan Documents” shall mean the Notes and the documents listed on Exhibit [B] [C] [D] [E] [F] [G] [H] [I] [J]of the Intercreditor Agreement, as the same may be amended from time to time.

“Mezzanine Notes” shall mean the Notes.

“Mezzanine Note Interest Rate” shall mean the per annum interest rate with respect to each Note as set forth in the Holder Schedule.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“New Notes” has the meaning provided in Section 13(b).

“Non-Curing Holder” has the meaning provided in Section 4(c).

“Non-Exempt Person” shall mean any Person other than a Person who either (i) is a U.S. Person or (ii) has provided to the Servicer for the relevant year such duly-executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (A) any income tax treaty between the United States and the country of residence of such Person, (B) the Code or (C) any applicable rules or regulations in effect under clauses (A) or (B) above, permit the Servicer to make such payments free of any obligation or liability for withholding; provided that duly executed form(s) provided to the Servicer pursuant to Section 25(c) hereof, shall be sufficient to evidence that such providing Holder is not a Non-Exempt Person.

“Non-Purchasing Holder” has the meaning provided in Section 5(a).

“Non-Withdrawing Holders” has the meaning provided in Section 9(c).

“Note Principal Balance” shall mean, with respect to any Note, at any time of determination, the initial principal balance of such Note, as set forth in the Holder Schedule, less

(i) any payments of principal thereon received by Servicer or made by the Mezzanine Borrower to Servicer on or before the applicable determination date and applied as a reduction of principal pursuant to Section 3(a)(iv) hereof, (ii) any payments of Discounted Pay-off Amounts applied as a reduction of principal pursuant to Section 3(b) hereof or directly from the Mezzanine Borrower, and (iii) any related Additional Discounted Pay-off Amounts.

“Note Register” has the meaning provided in Section 28.

“Note Sales Agreement” has the meaning assigned to such term in the Senior Loan Agreement.

“Notes” has the meaning provided in the recitals and shall include any New Note created pursuant to Section 13(b).

“Notice Holders” has the meaning provided in Section 9(b).

“Old Note” has the meaning provided in Section 13(b).

“Optioned Junior Lender” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Optioned Junior Loan” has the meaning provided in Section 5(a).

“Percentage Interest” shall mean, with respect to each Holder, as of any date, a fraction, expressed as a percentage, the numerator of which is the Note Principal Balance for the Note held by such Holder as of such date and the denominator of which is the sum of the aggregate Note Principal Balances of all of the Notes as of such date.

“Permitted Transferee” has the meaning provided in Section 14(b).

“Person” shall have the meaning assigned such term in the Intercreditor Agreement.

“Pledge” has the meaning provided in Section 14(c).

“Pledged Senior Collateral” shall mean all collateral pledged to the Senior Lender to secure the Senior Loan.

“Pledging Holder” has the meaning provided in Section 14(c).

“Pricing Convention” has the meaning provided in Section 9(b).

“Prime Rate” shall mean the “Prime Rate” in effect from time to time (as published in the “Money Rates” section of The Wall Street Journal, Eastern Edition or, if such section or publication no longer is available, such other publication as determined by Servicer in its reasonable discretion).

“Property” shall have the meaning assigned to the term “Properties” in the Senior Loan Agreement.

“Purchase Option Event” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Purchase Option Notice” shall have the meaning provided in Section 5(a).

“Purchasing Holder” has the meaning provided in Section 5(a).

“Qualified Servicer” shall mean any nationally recognized commercial mortgage loan servicer (i) rated at least “CSS2-,” in the case of a special servicer, or at least “CMS2,” in the case of a master servicer, by Fitch, (ii) on the S&P Select Servicer List as a U.S. Commercial Mortgage Master Servicer or a U.S. Commercial Mortgage Special Servicer, as applicable, and (iii) if such master servicer or special servicer, as applicable, is acting as master servicer or special servicer, as applicable, in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such master servicer or special servicer as master servicer or special servicer, as applicable, of such commercial mortgage securities.

“Qualified Transferee” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Rating Agencies” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Rating Agency Confirmation” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Redirection Notice” has the meaning provided in Section 14(c).

“Related Mezzanine Loan” shall mean any “Mezzanine Loan” (as defined in the Intercreditor Agreement) other than the Mezzanine Loan.

“Related Mezzanine Loan Borrower” shall mean any of the [First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower, the Seventh Mezzanine Borrower, the Eighth Mezzanine Borrower or the Ninth Mezzanine Borrower], each as defined in the Intercreditor Agreement. [Mezzanine Borrower relating to this Mezzanine Loan to be deleted from this list.]

“Related Mezzanine Loan Holder” shall mean any holder of a promissory note in a Related Mezzanine Loan.

“Remittance Date” has the meaning provided in Section 3(a).

“REO Mezzanine Loan” has the meaning provided in Section 6(d).

“Restricted Rights” shall have the meaning assigned to such term in the Intercreditor Agreement.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., and its successors in interest.

“Securitization” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Selling Holders” has the meaning provided in Section 9(d).

“Sell Response” has the meaning provided in Section 9(c).

“Senior Borrower” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Junior Borrower” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Junior Lenders” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Junior Loan Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Junior Loan Purchase Price” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Junior Loans” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Lender” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Loan” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Loan Agreement” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Loan Default Notice” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Loan Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Senior Loan Purchase Price” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Servicer” shall mean the servicer or administrator under the Servicing Agreement, or any replacement or successor servicer or administrator appointed in accordance with Section 6(e) to service the Mezzanine Loan.

“Servicer Buy-Sell Confirmation” has the meaning provided in Section 9(b).

“Servicer Decision Notice” has the meaning provided in Section 6(b).

“Servicing Agreement” shall mean the Interim Servicing Agreement or any substitute servicing agreement entered into by the Holders and Servicer in accordance with the terms hereof.

“Servicing Expenses” shall have the meaning set forth in the Servicing Agreement.

“Servicing Standard” shall have the meaning given to “Accepted Servicing Practices” in the Interim Servicing Agreement or any similar term in a successor Servicing Agreement.

“Specified Mezzanine Decisions” shall mean those decisions, rights and/or remedies held by the Specified Mezzanine Lender under Section 3.3 of the Note Sales Agreement (it being understood and agreed that from and after the date that no Specified Mezzanine Note (as defined in the Note Sales Agreement) shall be outstanding under the Note Sales Agreement, there shall be no Specified Mezzanine Decisions hereunder).

“Specified Mezzanine Lender” shall have the meaning set forth in the Note Sales Agreement.

“Sponsor Affiliate” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Super-Majority Decisions” shall mean any of the decisions set forth on Schedule II attached hereto, which shall require the prior written consent of Holders holding at least a Deciding Super-Majority (based on their respective Percentage Interests).

“Super-Priority Protective Advance” shall have the meaning assigned to such term in Section 4(b).

“Syndication” shall mean any syndication, sale, assignment, transfer, pledge, participation, hypothecation or other disposition by a Holder of all or a portion of a Note.

“Target Holder” has the meaning provided in Section 9(b).

“Taxes” shall mean any income or other taxes (including withholding taxes), levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein.

“Total Purchase Price” has the meaning provided in Section 5(a).

“Transfer” has the meaning provided in Section 14(a).

“Transfer Notice” has the meaning provided in Section 14(a).

“Unanimous Decisions” shall mean any of the decisions set forth on Schedule III attached hereto, which shall require the prior written consent of Holders holding 100% of the Percentage Interests in the Mezzanine Loan.

“Workout” shall mean any written modification, waiver, amendment or restructuring of the Mezzanine Loan or the Mezzanine Notes in connection with the forbearance by the Holders in whole or in part of exercising their remedies upon the occurrence of, or in anticipation of, an Event of Default under any Mezzanine Loan Document.

2. Administration; Discounted Pay-offs. Administration and servicing of the Mezzanine Loan shall be governed by the Mezzanine Loan Agreement, this Agreement, the Intercreditor Agreement and the Servicing Agreement.

(a) In connection with any discounted pay-off of a Note in accordance with Section 38 of the Intercreditor Agreement and the Note Sales Agreement, each Discounted Pay-off Holder shall provide notice (A) to each other Holder within 30 days after such pay-off or repurchase setting forth (i) the total amount (including as a result of application of the Additional Discounted Pay-off Amount) by which the related Note Principal Balance shall be reduced in connection with such discounted pay-off, and (ii) the date such discounted pay-off was effective, and (B) to the Servicer at least two (2) Business Days prior to such discounted pay-off setting forth, (i) the Discounted Pay-off Amount for the related Note and the Additional Discounted Pay-off Amount for the related Note (or if the Discounted Pay-off Holder and Mezzanine Borrower elect to have such amounts remitted directly to such Discounted Pay-off Holder in accordance with the Note Sales Agreement, the total amount (including as a result of application of the Additional Discounted Pay-off Amount) by which the related Note Principal Balance shall be reduced in connection with such discounted pay-off), (ii) what amounts, if any, will be paid directly to the Discounted Pay-off Holder by the Servicer, (iii) whether those amounts comprise (and itemizing each such amount that comprises) interest, principal or other amounts due under the contemplated discounted pay-off, and (iv) the date such discounted pay-off shall be effective. The Servicer may conclusively rely, absent manifest error, on the information in any such notice for purposes of making distributions to the Holders and any Discounted Pay-off Holder pursuant to Section 3 hereof.

(b) Each Discounted Pay-off Holder agrees to execute such documents reasonably requested by the Servicer or the other Holders to evidence the cancellation of its related Note.

(c) In the event of any conflict between the terms and provisions of any Mezzanine Loan Document and this Agreement with respect to any voting or consent rights or decision making among the Holders with respect to the Mezzanine Loan or with respect to any other matter covered by this Agreement, the terms and provisions of this Agreement shall govern.

3. Payments.

(a) All amounts tendered by the Mezzanine Borrower or otherwise available for payment on or with respect to or in connection with the Mezzanine Loan (including all amounts received during an Event of Default), other than any Discounted Pay-off Amount, shall be paid to the Holders on the first Business Day (each, a “Remittance Date”) following Servicer’s receipt thereof, and shall be applied, taking into account the payment of any Discounted Pay-off Amounts pursuant to Section 3(b) hereof, in the following order of priority (and subject to the requirement that payments to the Holders be made no later than the first Business Day following Servicer’s receipt thereof, payments made in respect of the Mezzanine Loan shall be paid to such Holders at such times as are set forth in the Servicing Agreement):

(i) first, to any Holders that are not Borrower Affiliate Holders that have made Super-Priority Protective Advances, in the amount of any such Super-Priority Protective Advances made by such Holders together with accrued and unpaid Advance Interest thereon, which shall be paid to such Holders with a priority in accordance with the date such Super-Priority Protective Advances were made (which date shall, with respect to the same underlying default or request by the Servicer, be deemed to be the first day a Holder remits its proportionate share of such Super-Priority Protective Advance to the Servicer), with the first Super-Priority Protective Advances being reimbursed first and, to the extent Super-Priority Protective Advances are made by more than one such Holder on the same date, on a pro rata and pari passu basis in accordance with the amount of Super-Priority Protective Advances made by each such Holder on such date;

(ii) second, to any Holders that are not Borrower Affiliate Holders that have made any Advances (other than Super-Priority Protective Advances reimbursed pursuant to the foregoing clause (i)), in an amount of any such Advances made by such Holders and Advance Interest with respect to such Advances, which shall be paid to the Holders with a priority in accordance with the date such Advances were made (which date shall, with respect to the same underlying default or request by the Servicer, be deemed to be the first day a Holder remits its proportionate share of such Advance to the Servicer), with the first Advances being reimbursed first and, to the extent Advances are made by more than one such Holder on the same date, on a pro rata and pari passu basis in accordance with the amount of Advances made by each such Holder;

(iii) third, an amount equal to the accrued and unpaid interest on the outstanding principal balance of the Mezzanine Loan, to each Holder in an amount equal to the accrued and unpaid interest on the applicable Note Principal Balance through the end of the corresponding accrual period at the applicable Mezzanine Note Interest Rate, such amounts being applied among the Holders on a pro rata and pari passu basis in accordance with their respective Percentage Interests (calculated after taking into account any distributions pursuant to Section 3(b) hereof and giving effect to the provisions of Section 3(d) hereof);

(iv) fourth, to the Holders, an amount equal to their respective pro rata shares of any payments received on account of principal, whether scheduled, unscheduled or extraordinary (including any Balloon Payment), on the Mezzanine Notes in accordance with their respective Percentage Interests (calculated after taking into account any distributions pursuant to Section 3(b) hereof and giving effect to the provisions of Section 3(d) hereof), to be applied in reduction of the Note Principal Balance of each Holder on a pro rata and pari passu basis in accordance with such Holders’ respective Percentage Interests (calculated after taking into account any distributions pursuant to Section 3(b) hereof and giving effect to the provisions of Section 3(d) hereof);

(v) fifth, any breakage costs and/or prepayment fees, to the extent actually paid by the Mezzanine Borrower, shall be paid to each Holder on a pro rata and pari passu basis in accordance with such Holders’ respective Percentage Interests (calculated after taking into account any distributions pursuant to Section 3(b) hereof and giving effect to the provisions of Section 3(d) hereof);

(vi) sixth, if any Excess Interest Over the Mezzanine Note Interest Rate or any other amount is paid by the Mezzanine Borrower, and not otherwise applied in accordance with the foregoing clauses (i) through (v), such amount shall be paid to each Holder on a pro rata and pari passu basis in accordance with such Holders’ respective Percentage Interests (calculated after taking into account any distributions pursuant to Section 3(b) hereof and giving effect to the provisions of Section 3(d) hereof);

(vii) seventh, to any Borrower Affiliate Holders that have made Super-Priority Protective Advances, in the amount of any such Super-Priority Protective Advances made by such Borrower Affiliate Holders together with accrued and unpaid Advance Interest thereon, which shall be paid to such Holders with a priority in accordance with the date such Super-Priority Protective Advances were made (which date shall, with respect to the same underlying default or request by the Servicer, be deemed to be the first day a Borrower Affiliate Holder remits its proportionate share of such Super-Priority Protective Advance to the Servicer), with the first Super-Priority Protective Advances being reimbursed first and, to the extent Super-Priority Protective Advances are made by more than one Borrower Affiliate Holder on the same date, on a pro rata and pari passu basis in accordance with the amount of Super-Priority Protective Advances made by each such Borrower Affiliate Holder on such date; and

(viii) eighth, to any Borrower Affiliate Holders that have made any Advances (other than Super-Priority Protective Advances reimbursed pursuant to the foregoing clause (vii)), in an amount of any such Advances made by such Borrower Affiliate Holders and Advance Interest with respect to such Advances, which shall be paid to the Borrower Affiliate Holders with a priority in accordance with the date such Advances were made (which date shall, with respect to the same underlying default or request by the Servicer, be deemed to be the first day a Borrower Affiliate Holder remits its proportionate share of such Advance to the Servicer), with the first Advances being reimbursed first and, to the extent Advances are made by more than one Borrower Affiliate Holder on the same date, on a pro rata and pari passu basis in accordance with the amount of Advances made by each Borrower Affiliate Holder.

(b) The Servicer shall promptly remit, but in any event no later than one (1) Business Day following receipt by the Servicer, any Discounted Pay-off Amount received by the Servicer in accordance with the Note Sales Agreement to the applicable Discounted Pay-off Holder. In the event any Discounted Pay-off Amount is remitted in accordance with the terms of the Note Sales Agreement by the Mezzanine Borrower directly to the related Discounted Pay-off Holder, for purposes of this Section 3 and the calculation of distributions to the Holders pursuant to Section 3(a) hereof, any such Discounted Pay-off Amounts shall be deemed to have been paid to the Servicer and remitted to the applicable Discounted Pay-off Holder.

(c) Notwithstanding Section 3(a) or Section 3(b), all amounts collected on the Mezzanine Loan that are payable to the Servicer as Servicing Expenses, servicing fees, payments under indemnity obligations and other reimbursable amounts due to the Servicer under the Servicing Agreement, shall be paid by the Holders in accordance with the terms of the Servicing Agreement, on a pro rata basis based on the respective principal balances of the Notes, prior to any allocations of payments to the Holders pursuant to Section 3(a) or Section 3(b). To the extent that a Discounted Pay-off Amount is paid directly to the related Discounted Pay-off Holder and not to the Servicer under the Servicing Agreement for distribution pursuant to this Section 3, the related Discounted Pay-off Holder agrees to reimburse the Servicer promptly following written notice for such Discounted Pay-off Holder’s pro rata share (based on its respective Note Principal Balance, without regard to any contemplated discounted pay-off) of any and all payments under indemnity obligations and other reimbursable amounts due to the Servicer under the Servicing Agreement and incurred prior to the date of the subject discounted pay-off, and for any and all Servicing Expenses and servicing fees due to the Servicer under the Servicing Agreement with respect to the Remittance Date immediately following the subject discounted pay-off.

(d) Each Holder hereby agrees that in the event of a full or partial discounted pay-off of a Note in accordance with Section 38 of the Intercreditor Agreement and the Note Sales Agreement, the Holder of such Note, upon receipt of the Discounted Pay-off Amount, shall no longer be entitled to any amounts payable in respect of that portion of the Mezzanine Loan represented by such reduced Note Principal Balance (including the related Additional Discounted Pay-off Amount) and shall have no other rights hereunder (or with respect to a partial discounted pay-off of a Note, shall have no other rights hereunder in respect of that portion of the Mezzanine Loan represented by such reduced Note Principal Balance), other than any rights that expressly survive termination of the Agreement.

(e) In no event shall any Holder be responsible or liable for any other Holder’s pro rata share of any Servicing Expenses, servicing fees, indemnity obligations or other reimbursable amounts, including in the event a Discounted Pay-off Holder fails to reimburse the Servicer for its pro rata share of such amounts. In addition, in the event any Holder receives a remittance under this Section 3 to which it was not entitled based on the calculation of the Discounted Pay-off Amount (including because such remittance was already included in the calculation of the Discounted Pay-off Amount) that was remitted to such Holder either by the Servicer or directly, such Holder shall immediately return such amount to the Servicer and the Servicer shall promptly distribute such amounts in accordance with this Section 3.

4. Protective Advances; Cures. (a) If the Servicer reasonably determines in accordance with the Servicing Standard that it is necessary to make a protective advance in order to cause to be performed, to ensure compliance with, or to cure or prevent a failure (1) by the Mezzanine Borrower or any other party liable under the Mezzanine Loan Documents to perform under or be in compliance with, any representation, warranty or affirmative or negative covenants under the Mezzanine Loan Documents, or (2) subject to the Holders’ cure rights under Section 4(c) below, by Senior Borrower, any Senior Junior Borrower, or any other party liable under the Senior Loan Documents or the Senior Junior Loan Documents to perform under or be in compliance with, any covenant, representation, warranty or affirmative or negative covenants under the Senior Loan Documents or Senior Junior Loan Documents to the extent permitted under the Intercreditor Agreement (any such amount, an “Advance”), then the Servicer shall give written notice thereof to each of the Holders, which notice shall set forth the amount of such Advance, the portion thereof payable by each Holder (which shall be such Holder’s Percentage Interest) and the date (which shall be not less than five (5) Business Days after such notice) on which each Holder may remit its proportionate share of the Advance to the Servicer, and shall describe in reasonable detail the purpose for such Advance.

(b) If any Holder declines to make its proportionate share of any such Advance when due, then (i) the Servicer shall immediately notify all the Holders of the identity of those Holders that declined to make its or their proportionate share of an Advance (including the amount of such Advance that will not be made by such Holder); (ii) the proportionate share of such Advance made by each contributing Holder shall constitute a “Super-Priority Protective Advance”; and (iii) any Holder having made such Super-Priority Protective Advance may, on notice to Servicer and the other Holders within two (2) Business Days following the notice from the Servicer set forth in clause (i) above, commit to making an additional Advance, which also shall constitute a Super-Priority Protective Advance, equal to the amount of the Advance which was not timely made by a Holder identified in the notice from the Servicer set forth in clause (i) above. If more than one Holder commits to making such additional Super-Priority Protective Advance, then such electing Holders shall make additional Super-Priority Protective Advances pro rata based on the Note Principal Balance of each such electing Holder relative to the aggregate of the Note Principal Balances of all such electing Holders, and all such further Super-Priority Protective Advances shall be due within two (2) Business Days of notice from the Servicer. If no Holder commits to make an additional Super-Priority Protective Advance, then the Servicer shall notify all the Holders of their new respective proportionate shares of the Advance after factoring in the portion of the Advance that one or more Holders have elected not to remit and such notified Holders shall have the right to determine whether to remit such new amount in the same manner described above. This foregoing notice and determination process will continue until one or more Holders have committed to remit all of such Advance or no Holders wish to make such Advance.

(c) In the event that the Servicer receives a Senior Loan Default Notice or a Junior Loan Default Notice or any notice that triggers the cure rights of the holder of the Mezzanine Loan as provided in Section 12 of the Intercreditor Agreement, the Servicer shall notify each Holder of such cure right within one (1) Business Day of receipt of such Senior Loan Default Notice or Junior Loan Default Notice, as applicable, which notice shall specify (i) the date on which Servicer received such Senior Loan Default Notice or Junior Loan Default Notice, as the case may be, (ii) the applicable provisions of the Intercreditor Agreement that determine the applicable cure period and (iii) if such Senior Loan Default Notice or Junior Loan Default Notice describes a monetary default, the amount required to cure such monetary default. Subject to the last sentence in this Section 4(c), each Holder shall have the right to participate in the cure of the Senior Loan or related Senior Junior Loan, as applicable, by providing written notice to the Servicer of its intent to cure within two (2) Business Days of receipt of such notice from the Servicer (each Holder who elects to exercise such right, a “Curing Holder” and each Holder who does not elect to exercise such right, a “Non-Curing Holder”). Upon the receipt by the Servicer of responses from all of the Holders with respect to the notice of the aforementioned cure rights (or upon the expiration of the above-referenced two (2) Business Day response period, whichever is earlier), the Servicer shall (within one (1) Business Day of such earlier event) provide each of the Holders with a written list of all such Curing Holders (if any) together with each such Holders pro rata share calculated in accordance with the following sentence. In the case of a monetary cure, each Curing Holder will be required to remit to the Servicer who shall remit in the manner and within the time periods set forth in Section 12 of the Intercreditor Agreement, an amount equal to its pro rata share of the cure payment based upon the Note Principal Balance of such Curing Holder relative to the aggregate of the Note Principal Balances of all Curing Holders. Within one (1) Business Day of receiving the determination of the amount of each Curing Holder’s pro rata share of the cure payment to be made, any Curing Holder may elect in writing not to participate in such cure (and thereby become a Non-Curing Holder), in which case the amounts required to be paid by the remaining Curing Holder shall be adjusted accordingly. Any Curing Holder may elect in writing not to participate in the cure following any readjustment of the amount it is required to pay, and so long as there is a Curing Holder who elects not to participate in the cure, the amount required to be paid by the remaining Curing Holder(s) shall be readjusted. In the event that a Holder elects to cure a default that can be cured by the payment of money (each such payment, a “Cure Payment”), such Holder shall make such Cure Payment as directed by the Servicer. All Cure Payments made in accordance with this Agreement shall constitute Advances or Super-Priority Protective Advances, as applicable, hereunder) In the case of a non-monetary cure with respect to the Senior Loan, each Curing Holder (or the Servicer on behalf of the Curing Holder as so directed by the appropriate percentage of Holders) shall cure such non-monetary default within the cure period available to the holders of the Mezzanine Loan pursuant to Section 12(a)(ii) of the Intercreditor Agreement. In the case of a non-monetary cure with respect to a Senior Junior Loan, each Curing Holder shall cure such non-monetary default within the Junior Loan Non-Monetary Cure Period set forth in Section 12(b)(ii) of the Intercreditor Agreement. Notwithstanding anything to the contrary herein, (i) in respect of any monetary cure, in the event that no Holder that is not a Borrower Affiliate Holder elects to be a Curing Holder in accordance with this Section 4(c), and (ii) in respect of any non-monetary cure, the Borrower Affiliate Holder shall not be permitted to be a Curing Holder and any attempt to exercise its right to cure hereunder shall be void.

(d) No Holder shall have any personal liability to fund any Advance or Super-Priority Protective Advance. All Advances and Super-Priority Protective Advances shall only be reimbursed to the Holder which made such Advances and Super-Priority Protective Advances in accordance with Section 3 and shall not change the Note Principal Balance or Percentage Interest of any Holder.

(e) The Holders acknowledge that all Cure Payments made hereunder are subject to the terms and conditions of the Intercreditor Agreement.

5. Purchase of Senior Loan or Senior Junior Loan. (a) In the event that the Senior Loan or any Senior Junior Loan, as the case may be, becomes subject to a Purchase Option Event or a Junior Loan Purchase Option Event under the Intercreditor Agreement (such Senior Junior Loan referred to herein as the “Optioned Junior Loan”), as applicable, and the holder of the Mezzanine Loan has the right to purchase the Senior Loan or such Optioned Junior Loan in accordance with the Intercreditor Agreement, as the case may be, the Servicer promptly shall notify in writing each Holder of such event (but in no event later than one (1) Business Day after receipt by the Servicer of notice thereof) and each Holder shall have the right to participate in the purchase of the Senior Loan and/or such Optioned Junior Loan(s), as applicable, by providing written notice (the “Purchase Option Notice”) to the other Holders and the Servicer within ten (10) Business Days of receipt of such notice from Servicer (each Holder who elects to exercise such right, a “Purchasing Holder” and each Holder who does not elect to exercise such right, a “Non-Purchasing Holder”); provided that, in connection with any exercise of the right to purchase the Senior Loan or any such Optioned Junior Loan pursuant to this Section 5, the Purchasing Holder(s) in addition to purchasing the Senior Loan or any such Optioned Junior Loan(s), as the case may be, must also (i) with respect to the purchase of the Senior Loan in accordance with Section 14(a) of the Intercreditor Agreement, simultaneously purchase the applicable Senior Junior Loan(s) from the applicable Senior Junior Lender(s) holding such Senior Junior Loan(s) at the applicable Senior Junior Loan Purchase Price(s) or (ii) with respect to the purchase of such Optioned Junior Loan(s) in accordance with Section 14(c) of the Intercreditor Agreement, simultaneously purchase the applicable Additional Covered Junior Loan(s) from the applicable Optioned Junior Lender for the applicable Senior Junior Loan Purchase Price for each such Additional Covered Junior Loan(s). Such Purchasing Holders may not close the purchase of the Senior Loan or any Optioned Junior Loan, as the case may be, without concurrently closing the purchase of the applicable Senior Junior Loans or the applicable Additional Covered Junior Loan(s), respectively. The Servicer shall calculate the amount of the Senior Loan Purchase Price and all applicable Senior Junior Loan Purchase Prices (the “Total Purchase Price”) and include such amount in its initial notice to the Holders.

(b) Upon the receipt by the Servicer of responses from all of the Holders with respect to the notice of the aforementioned purchase rights (or upon the expiration of the above-referenced ten (10) Business Day response period, whichever is earlier), the Servicer shall (within one (1) Business Day) provide each of the Holders with a written list of all Purchasing Holders (together with the amount of such Purchaser’s pro rata amount calculated in accordance with the following sentence). In the event more than one Holder elects to purchase said Senior Loan or any Optioned Junior Loan(s) together with the applicable Senior Junior Loans or the applicable Additional Covered Junior Loan(s), respectively, then each Purchasing Holder shall be responsible for an amount equal to its pro rata share of the Total Purchase Price (based on its respective Note Principal Balance divided by the aggregate Note Principal Balances of all Purchasing Holders), and the Servicer shall include such pro rata amount for each Purchasing Holder in its notice. Upon the determination of the amount of each Purchasing Holder’s pro rata share of the Total Purchase Price, any Purchasing Holder may elect not to participate in the purchase of the Senior Loan or any Optioned Junior Loan(s), as applicable (and thereby become a Non-Purchasing Holder), in which case the amounts required to be paid by the remaining Purchasing Holders shall be adjusted accordingly, and to the extent only one Holder elects to exercise such purchase right, the electing Holder shall have the right to purchase the entire Senior Loan or the Optioned Junior Loan(s), as applicable, together with the applicable Senior

Junior Loans or the Additional Covered Junior Loan(s), respectively. Any Purchasing Holder may elect not to participate in the purchase following any readjustment of the amount it is required to pay, and so long as there is a Purchasing Holder who so elects not to participate in the purchase, the amount required to be paid by the remaining Purchasing Holders shall be readjusted. Each Purchasing Holder shall promptly, but in any event within one (1) Business Day, make its determination of whether to participate in the purchase of the Senior Loan or any Optional Junior Loan(s), as applicable, after receipt of any of the foregoing notices of such purchase options from the Servicer.

(c) Upon the final calculation by the Servicer of each Purchasing Holder’s pro rata share of the Total Purchase Price (as determined in accordance with the foregoing paragraph), the Servicer shall be required, as directed by the Purchasing Holders, to deliver to the Senior Lender, the Optioned Junior Lender and applicable Senior Junior Lenders, the Purchase Notice pursuant to Section 14 of the Intercreditor Agreement within the time periods required thereunder. Each Purchasing Holder will be required to remit, within seven (7) Business Days of the Servicer’s delivery of the Purchase Notice under the Intercreditor Agreement, an amount equal to its pro rata share of the Total Purchase Price, as the same may have been adjusted pursuant to the foregoing paragraph. If any Purchasing Holder fails to deliver its pro rata share of the Total Purchase Price within such seven (7) Business Day period, in accordance with terms of this Section 5, then such Holder shall cease to have any right to purchase either the Senior Loan together with the Senior Junior Loans, or the Optioned Junior Loan together with the Additional Covered Junior Loan(s), as applicable, in connection with the applicable Purchase Option Event. In such an event, the Servicer shall notify the remaining Purchasing Holders of such failure and readjust the pro rata share of the Total Purchase Price due from the remaining Purchasing Holders and such remaining Purchasing Holders shall remit any additional amounts due within two (2) Business Days of Servicer’s delivery of the Purchase Notice. The Servicer shall deliver the Total Purchase Price to the applicable parties as specified under the Intercreditor Agreement on behalf of the Purchasing Holders within the time period required thereunder.

(d) In the event there is more than one Purchasing Holder, such parties shall (unless otherwise agreed to by such parties collectively) purchase the Senior Loan and any Senior Junior Loan, Optioned Junior Loan and/or Additional Covered Junior Loan subject to an agreement on the same terms as this Agreement. The rights of the Purchasing Holders and the Non-Purchasing Holders to receive payments of interest and principal on the Mezzanine Loan with respect to their respective Notes under this Agreement shall not be affected by any purchase of the Senior Loan and the applicable Senior Junior Loan pursuant to this Section 5. Except as provided in the Intercreditor Agreement, the Purchasing Holders, as the holders of the Senior Loan and the applicable Senior Junior Loan shall have no obligation or responsibility to the Non-Purchasing Holders as a result of such purchase.

(e) Notwithstanding anything to the contrary herein, in the event that no Holder that is not a Borrower Affiliate Holder elects to be a Purchasing Holder in accordance with this Section 5(e), the Borrower Affiliate Holder shall not be permitted to be a Purchasing Holder and any attempt to exercise its right to purchase hereunder shall be void.

6. Servicer.

(a) Appointment. Bank of America, N.A., in its capacity as servicer under the Interim Servicing Agreement, is hereby acknowledged as the initial Servicer (the “Initial Servicer”).

(b) Servicing Standard; Holder Approval. The Servicer shall be required to act in accordance with the Servicing Standard and on behalf and for the benefit of the Holders; provided, however that the Servicer shall not take into account or otherwise consider the interests of any Borrower Affiliate Holders in connection with its actions hereunder. Except with respect to Majority Decisions, Super-Majority Decisions or Unanimous Decisions (which the Servicer shall not be permitted to make without the consent of the requisite Holders under this Agreement) or Specified Mezzanine Decisions (which the Servicer shall not be permitted to make without the consent of the Specified Mezzanine Lender and which may be taken by Specified Mezzanine Lender independently), the Servicer shall make all servicing decisions in accordance with the Servicing Standard without the consent of the Holders; provided, however, that except with respect to (i) emergencies as to which a failure to act immediately would be a violation of the Mezzanine Loan Documents, the Servicing Standard or applicable law, (ii) matters that are clearly not Majority Decisions, Specified Mezzanine Decisions, Super-Majority Decisions or Unanimous Decisions and that the Servicer determines, in good faith, are non-material or (iii) other matters that are clearly not Majority Decisions, Super-Majority Decisions or Unanimous Decisions and that are routine and/or are otherwise in the ordinary course of its duties as Servicer hereunder, the Servicer shall provide advance notice to the Holders of a proposed servicing decision (a “Servicer Decision Notice”) (and, in case of an emergency, will deliver the Servicer Decision Notice immediately after making such decision). Each Holder hereby grants to the Servicer an irrevocable power-of-attorney coupled with an interest, and its proxy, for the purpose of taking any action, after obtaining any requisite consent of the Holders, on its behalf with respect to the servicing and administration of the Mezzanine Loan and the Mezzanine Loan Collateral. For the avoidance of doubt, no consent of the Holders of the Notes (except as it relates to the consent of the Specified Mezzanine Lender with respect to the Specified Mezzanine Decision) shall be required with respect to any matter under this Agreement or the Mezzanine Loan Documents unless (i) such matter constitutes a Majority Decision, Super-Majority Decision or Unanimous Decision, or (ii) such matter otherwise requires the consent of a Deciding Majority, a Deciding Super Majority, 100% of the Holders, or other consent in accordance with the terms of this Agreement.

(c) Majority Decisions; Super-Majority Decisions; Unanimous Decisions. Unless otherwise expressly permitted by the terms of the Mezzanine Loan Documents or this Agreement without the consent of the Holders, prior to the Servicer taking any action with respect to a Majority Decision, a Super-Majority Decision or a Unanimous Decision, the Servicer shall (i) promptly notify the Holders and the Collateral Agent in writing of any proposal to take any such action, but in any event at least five (5) Business Days prior to any deadline imposed under the Mezzanine Loan Documents with respect to any such action, (ii) simultaneously provide the Holders with such information as the Servicer deems reasonably necessary under the Servicing Standard in order for the Holders to make an informed decision with respect to such action (and shall provide any Holder, at such individual Holder’s expense, with any additional information which such Holder may request beyond the information reasonably provided by Servicer) and (iii) receive the written approval of the requisite percentage of the Holders (based on their respective Percentage Interests) (which approval may be withheld by each in its sole discretion) with respect thereto; provided, that, in the event that a Holder fails to notify the Servicer of its approval or disapproval of any such proposed action that constitutes a Majority Decision, Super-Majority Decision or a Unanimous Decision within five (5) Business Days after the delivery to such Holder by the Servicer of written notice of such a proposed Majority Decision, Super-Majority Decision or a Unanimous Decision, together with the information required or otherwise requested by such Holder pursuant to this Section 6(c), such Holder’s failure to notify Servicer of such approval or disapproval within five (5) Business Days shall be deemed to be such Holder’s approval. Notwithstanding anything to the contrary herein, the determination of whether there are the requisite number of Holders for a Majority Decision, Super-Majority Decision or a Unanimous Decision shall be made by the Servicer subject to Section 14(b)(ii) and Section 25 hereof. Promptly after such five (5) Business Day period (or earlier, if such information is known), Servicer shall inform in writing the Holders as to whether such proposed action was approved (or been deemed approved) or not. In the event that the requisite percentage of Holders have not approved (or been deemed approved) any Majority Decision, Super-Majority Decision or a Unanimous Decision, the Servicer shall not take such action. The foregoing notice periods may be reduced by the Servicer, acting in accordance with the Servicing Standard, if the Servicer determines that a decision is required within a shorter time period under the terms of the Mezzanine Loan Documents, the Intercreditor Agreement or other applicable agreement or if exigent circumstances exist; provided, however, that in no event shall the Holders have less than two (2) Business Days to approve or disapprove of any Majority Decision, Super-Majority Decision or Unanimous Decision and in no event shall any approval be deemed granted in the absence of the written notice and delivery of information as described above; provided, further that, any Holder that approves a Majority Decision, Super-Majority Decision or Unanimous Decision with respect to such Holder’s Note may waive any notice requirement or other information provision in its sole discretion. Any determination as to whether a specified action under Section 15(i), 15(n) or 15(o) of the Intercreditor Agreement has a “material adverse affect”, “material adverse impact” or similar determination on the Mezzanine Loan or a Holder’s interest therein shall be determined individually by each Holder in its reasonable judgment, to the extent such reasonable judgment is the applicable standard under such Section 15(i), 15(n) or 15(o), as applicable, of the Intercreditor Agreement, and if any such determination is made by a Holder and disclosed to the Servicer, the Servicer shall promptly notify the holders of the Senior Loan or Related Mezzanine Loan, as applicable.

(d) REO Mezzanine Loan. In the event the Mezzanine Loan Collateral is acquired pursuant to a foreclosure or deed (or assignment) in lieu of foreclosure, the Mezzanine Loan Collateral shall be held by one or more newly-formed single purpose entities for the pro rata benefit of the Holders based upon their respective Percentage Interests in the Mezzanine Loan and the Holders hereby agree to negotiate in good faith to reach an agreement relating to the ownership, operation, maintenance, management, leasing and marketing of the Pledged Senior Collateral, which agreement shall, in any event, provide that any action to be taken with respect to any matter constituting a Majority Decision, Super-Majority Decision or Unanimous Decision shall require the written approval (or deemed approval as described above in clause (c)) of the requisite percentage of the Holders (in accordance with their respective Percentage Interests) and any matter constituting a Specified Mezzanine Decision shall require the written approval of the Specified Mezzanine Lender; provided, however, if any Holder becomes a Borrower Affiliate Holder then such Holder shall be deemed to have granted the Holders that are not Borrower Affiliate Holders, collectively, an irrevocable power-of-attorney coupled with an interest, and its proxy, in order to take any action necessary for entering into any agreements for the creation and operation of the newly-formed single purpose entity created pursuant to this Section 6(d) and such Borrower Affiliate Holder shall be prohibited from giving any advice or recommendation relating to the formation and operation of such newly-formed single purpose entity; provided, further, however, that any such agreement shall provide, in the reasonable determination of each Holder that is not a Borrower Affiliate Holder, (i) that the distribution of any amounts to the Holders shall be in accordance with such Holder’s Percentage Interest and (ii) voting and control rights of the Borrower Affiliate Holders in any such agreement shall be consistent with the applicable provisions of Section 25 hereof to the extent those provisions are applicable in the context of an agreement for the creation and operation of such newly-formed special purpose entity. Notwithstanding any such acquisition of title to, and cancellation of the liens on, the Mezzanine Loan Collateral, such Mezzanine Loan shall be considered an “REO Mezzanine Loan” held by the Holders until such time as the Mezzanine Loan Collateral (or the Pledged Senior Collateral) shall be sold, transferred or conveyed by the Holders and this Agreement shall continue in full force and effect during such ownership of the Mezzanine Loan Collateral. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such “REO Mezzanine Loan” shall be considered outstanding, payments and collections with respect to the Mezzanine Loan Collateral received in any month (net of related expenses) shall be applied to amounts which would have been payable under the Mezzanine Loan in accordance with the terms of the Mezzanine Notes and this Agreement.

(e) Successor/Replacement Servicer. The Servicer shall not resign without giving each of the Holders thirty (30) days prior written notice thereof (or such lesser notice as may be acceptable to all the Holders) and satisfaction of the other conditions provided in the Servicing Agreement. In addition, a Deciding Majority of the Holders of the Mezzanine Loan may terminate the Servicer in the manner set forth in the Servicing Agreement. Upon any resignation or removal of the Servicer, as the case may be, a Deciding Majority of the Holders shall appoint a successor Servicer pursuant to a replacement servicing agreement reasonably approved by the Holders as a Majority Decision; provided, however, that such replacement servicing agreement does not conflict with or is not inconsistent with this Agreement or any other existing Servicing Agreement, including without limitation, any provisions of this Agreement or any other existing Servicing Agreement requiring that the servicer obtain the requisite Percentage Interest prior to taking any action that would qualify as a Majority Decision, a Super-Majority Decision or a Unanimous Decision. Furthermore, a Deciding Majority of the Holders of the Mezzanine Loan may (i) enter into a side agreement with the Servicer as and to the extent contemplated under any Servicing Agreement, to the extent necessary to permit the Servicer to perform any special servicing functions in connection with a foreclosure or workout of the Mezzanine Loan, or (ii) enter into a separate special servicing agreement to the extent necessary to permit a designated special servicer to perform necessary special servicing functions in connection with a foreclosure or workout of the Mezzanine Loan; provided, however, that in each of the foregoing clauses (i) and (ii), such side agreement or separate special servicing agreement, as applicable, does not conflict with this Agreement, the Note Sales Agreement, the Mezzanine Loan Documents or any other existing Servicing Agreement, including without limitation, any provisions of this Agreement or any other existing Servicing Agreement requiring that the special servicer obtain the requisite Percentage Interest prior to taking any action that would qualify as a Majority Decision, a Super-Majority Decision or a Unanimous Decision. No successor Servicer shall be deemed to be appointed hereunder until such successor Servicer has accepted the appointment. At all times, any Servicer shall be a Qualified Servicer. In the event the Servicer resigns or is replaced in accordance with this Section 6(e) and a new Servicer is appointed, each Holder agrees to negotiate a substitute servicing agreement, in form and substance reasonably acceptable to the Holders that is consistent with the terms hereof, to be entered into by the Holders and the replacement or successor servicer as promptly as reasonably possible.

(f) Sale of the Mezzanine Loan. The Servicer shall have no authority under this Agreement to cause the sale of any Note without the prior written consent of the related Holder, which consent shall be given in such Holder’s sole and absolute discretion.

(g) Acceleration upon Event of Default. Upon the occurrence of an Event of a Default that does not result in an automatic acceleration of the Mezzanine Loan, the Servicer shall (i) promptly notify the Holders in writing of its intention to accelerate the Mezzanine Loan (such notice, an “Acceleration Notice”) upon the Servicer obtaining the consent of a Deciding Majority of Holders, (ii) simultaneously provide the Holders with such information as the Servicer deems reasonably necessary under the Servicing Standard in order for the Holders to make an informed decision with respect to whether to instruct the Servicer to accelerate the Mezzanine Loan (and shall provide any Holder, at such individual Holder’s expense, with any additional information which such Holder may request beyond the information reasonably provided by Servicer) and (iii) promptly accelerate the Mezzanine Loan following election by a Deciding Majority of Holders to accelerate the Mezzanine Loan.

(h) Commencement of Foreclosure or Similar Proceedings. Upon an automatic acceleration of the Mezzanine Loan or an acceleration of the Mezzanine Loan in accordance with Section 6(h) hereof, the Servicer shall (i) promptly notify the Holders in writing of its intention to commence foreclosure proceedings against the Mezzanine Loan Collateral (such notice, a “Foreclosure Notice”) unless the Servicer obtains the direction of a Deciding Majority of Holders not to commence foreclosure proceedings against the Mezzanine Loan Collateral within the timeframes set forth herein, (ii) simultaneously provide the Holders with such information as the Servicer deems reasonably necessary under the Servicing Standard in order for the Holders to make an informed decision with respect to whether to instruct the Servicer not to commence foreclosure proceedings against the Mezzanine Loan Collateral (and shall provide any Holder, at such individual Holder’s expense, with any additional information which such Holder may request beyond the information reasonably provided by Servicer) and (iii) commence foreclosure proceedings against the Mezzanine Loan Collateral not later than 60 days following delivery to the Holders of the Foreclosure Notice unless a Deciding Majority of Holders elects not to commence foreclosure proceedings against the Mezzanine Loan Collateral.

7. Payment Procedure. (a) Each Holder hereby directs the Servicer, in accordance with the priorities set forth in Section 3 (but subject to Section 3(b) hereof), and subject to the terms of the Servicing Agreement, to deposit all payments received with respect to and allocable to each Note to the Collection Account established pursuant to the Servicing Agreement. Any successor Servicing Agreement shall require the Servicer to deposit such amounts in the Collection Account upon receipt, unless otherwise unanimously agreed to in writing by each of the Holders. Any amounts payable hereunder to a Holder shall be paid by the Servicer by wire transfer directly to the applicable Holder from the Collection Account within one (1) Business Day of receipt thereof by Servicer.

(b) If a court of competent jurisdiction orders, at any time, that any amount received or collected in respect of any Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Mezzanine Borrower or paid to any other Person, then, notwithstanding any other provision of this Agreement, the Servicer shall not be required to distribute any portion thereof to any Holder (unless otherwise so directed by such court), and, to the extent necessary to comply with such court order, each applicable Holder will promptly on written demand by the Servicer repay to the Servicer any portion of any such amounts that the Servicer shall have theretofore distributed to such Holder, together with interest thereon at such rate, if any, as the Servicer shall have been required to pay to the Mezzanine Borrower or such other person or entity with respect thereto pursuant to the terms hereof. If, for any reason, the Servicer makes any payment to any Holder before the Servicer has received the corresponding payment (it being understood that the Servicer is under no obligation to do so), and the Servicer does not receive the corresponding payment within five (5) Business Days of its payment to the applicable Holder, the applicable Holder will, at the Servicer’s request, promptly and, in any event, within five (5) Business Days return that payment to the Servicer (together with interest on that payment paid at the Prime Rate for each day from the making of that payment to the Holder until it is returned to the Servicer). Each Holder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mezzanine Loan in excess of its distributable share thereof, it will promptly after notice remit such excess to the Servicer for application in accordance with the Mezzanine Loan Documents and/or pursuant to this Agreement. The Servicer shall have the right to offset such amounts against any future payments due to the applicable Holder under the Mezzanine Loan if the Holder does not return such excess to the Servicer; provided, that each such Holder’s obligations under this Section 7 are separate and distinct obligations from one another and in no event shall Servicer enforce the obligations of any Holder against any other Holder. Each Holder’s obligations under this Section 7 constitute absolute, unconditional and continuing obligations.

8. Limitation on Liability of Each Holder. No Holder shall have any liability to any other Holder under this Agreement except with respect to acts or omissions caused by or resulting from the gross negligence or willful misconduct or breach of this Agreement or the Servicing Agreement on the part of such Holder.

9. Buy-Sell. (a) In the event of a Unanimous Decision, a Super-Majority Decision or a Majority Decision with respect to which a Holder believes there is a potential material disagreement, such Holder may deliver written notice to the Servicer and each other Holder that it requests a vote to determine the resolution of the potential material disagreement. Within two (2) Business Days of such notice, the Servicer shall deliver to each Holder a written notice with the proposed course of action then subject to the potential material disagreement, such proposed course of action being described in the form of a “yes” or “no” question. Such written notice shall indicate, and the respective Holder acknowledges, that (i) each Holder must respond in writing with either a “yes” or “no” response to such proposed course of action within two (2) Business Days of receipt of such proposed course of action and (ii) failure of a Holder to respond within such two (2) Business Day period will be deemed to be a “yes” response from that Holder. The Servicer shall determine which Holders are “yes” Holders and which Holders are “no” Holders, the determination of such shall be binding on the Holders for the purposes of this Section 9 absent manifest error. The Servicer’s determination of “yes” Holders and “no” Holders shall be sent to each Holder and shall be utilized for determining whether any Holder in the group has the requisite percentage of Holders necessary to exercise its right to declare a Material Disagreement in accordance with Section 9(b) below.

(b) If Holders holding at least (i) 50.1% of the aggregate Percentage Interest but less than the requisite Percentage Interest required for a Unanimous Decision, (ii) 45% of the aggregate Percentage Interest but less than the requisite Percentage Interest required for a Super-Majority Decision, or (iii) 40% of the aggregate Percentage Interest but less than the requisite Percentage Interest required for a Majority Decision, are “yes” Holders (as contemplated by Section 9(a) above) with respect to a Unanimous Decision, a Super-Majority Decision or a Majority Decision, as applicable, in accordance with Section 6 hereof (such “yes” Holders in agreement, the “Agreeing Holders”), which failure to obtain the necessary votes for a Unanimous Decision, a Super-Majority Decision or a Majority Decision, as applicable, continues for two (2) days after written notice from any one or more Agreeing Holders to all of the “no” Holders (as contemplated by Section 9(a) above) (each a “Target Holder”) and each other Agreeing Holder that a disagreement has occurred that is material to the servicing or administration of the Mezzanine Loan (a “Material Disagreement”), then, until the Material Disagreement is resolved, (i) any one or more Agreeing Holders may deliver to each of the Target Holders (in such case, the “Notice Holders”), each other Agreeing Holder and the Servicer and (ii) any one or more Target Holders may deliver to each of the Agreeing Holders (in such case, the “Notice Holders”), each other Target Holder and the Servicer a written notice (such party, or collectively such parties, sending the notice, the “Invoking Holder”), which written notice (the “Buy-Sell Notice”), shall specify a price for the Mezzanine Loan (which price shall be expressed as a percentage of par (the “Pricing Convention”) at which such Invoking Holder shall buy or sell the applicable interest in the Mezzanine Loan (which may be all or only a portion of the Mezzanine Loan, as determined by the Holders through the operation of this Section 9) in accordance with the terms of this Section 9. Prior to 5:00 p.m. New York time, on the fifth (5th) Business Day after delivery of the initial Buy-Sell Notice (the “Buy-Sell Notice Deadline”), each Notice Holder and the initial Invoking Holder shall have the right to deliver to the Servicer, the other Notice Holders and, if applicable, the initial Invoking Holder, one or more subsequent Buy-Sell Notices specifying (in accordance with the Pricing Convention) a higher price for the Mezzanine Loan than was specified in the preceding Buy-Sell Notice, in which case the Buy-Sell Notice containing the highest price for the Mezzanine Loan shall remain in effect and the party delivering such Buy-Sell Notice shall thereafter be deemed to be the “Invoking Holder” hereunder; and the other Buy-Sell Notice(s) shall cease to have any further force and effect, and if the Invoking Holder is an Agreeing Holder, then the Target Holders shall be deemed to be the Notice Holders hereunder, and if the Invoking Holder is a Target Holder, then the Agreeing Holders shall be deemed to be the Notice Holders hereunder. The Servicer shall notify all of the Holders in writing of the ultimate identity of the Invoking Holder, the effective Buy-Sell Notice and the associated Pricing Convention within one (1) Business Day of the Buy/Sell Notice Deadline (the “Servicer Buy-Sell Confirmation”). The Material Disagreement subject to such Buy-Sell Notice may be resolved immediately following the Buy-Sell Response Date by Holders with the requisite Percentage Interest necessary to resolve the Material Disagreement, prior to any interests in the Mezzanine Loan actually being transferred in accordance with the terms hereof; provided, however, that the foregoing shall not release the

Buying Holders or Selling Holders from their obligations to ultimately consummate such transfers in accordance with the terms hereof. In the event a Material Disagreement that is subject to a Buy-Sell Notice is resolved prior to delivery by any Notice Holders of a response thereto, such Buy-Sell Notice shall be deemed terminated and of no further force and effect.

(c) No later than 5:00 p.m. New York time, on the second (2nd) Business Day after delivery of the Servicer Buy-Sell Confirmation of the effective Buy-Sell Notice (the “Buy-Sell Response Date”), each Notice Holder shall deliver to the Invoking Holder, the Servicer and any other Notice Holders a written response irrevocably offering either (x) to purchase from the Invoking Holder all right, title and interest of such Holders in the Mezzanine Loan (a “Buy Response”), (y) to sell to the Invoking Holder all right, title and interest of such Notice Holder in the Mezzanine Loan (a “Sell Response”) (in each case, together with such Holder’s economic interest in the servicing of the Mezzanine Loan) for an amount determined in accordance with the Pricing Convention and the respective Note Principal Balances (plus, with respect to each applicable Holder, the unpaid amount of any Advances and Super-Priority Protective Advances made by such Holder and accrued and unpaid Advance Interest thereon), plus accrued and unpaid interest on such Note Principal Balances (in each case, the “Buy-Sell Purchase Price”), or (z) to withdraw from the Material Disagreement, and the buy-sell process, by agreeing that the matter in dispute will be determined by the non-withdrawing Holder(s) (including, without limitation, any Holders that were neither an Invoking Holder nor a Notice Holder) (such non-withdrawing Holders, the “Non-Withdrawing Holders”) remaining after giving effect to the buy-sell process (a “Buy-Sell Withdrawal Notice”). Any Notice Holder that delivers neither a Buy Response, a Sell Response nor a Buy-Sell Withdrawal Notice shall be deemed for purposes hereof to have delivered a Buy-Sell Withdrawal Notice. The Holder or Holders that are obligated to buy under this Section 9 (individually, or collectively, if applicable, the “Buying Holder”) shall be determined in the following manner (and Servicer shall deliver to the Holders, within one (1) Business Day following the Buy-Sell Response Date, notice of the outcome of such determination):

(i) if every Notice Holder delivers a Buy/Sell Withdrawal Notice, then there shall be no Buying Holder, and the Material Disagreement will be resolved by the Invoking Holder together with the Non-Withdrawing Holders in a manner that is materially consistent with the course of action such Invoking Holder and Non-Withdrawing Holders initially indicated or were deemed to have indicated under Section 9(a) hereof;

(ii) if no Notice Holder delivers a Buy Response, but at least one Notice Holder delivers a Sell Response, then the Invoking Holder shall be the Buying Holder (and shall be obligated to purchase the Notes of each party delivering a Sell Response);

(iii) if only one Notice Holder delivers a Buy Response, then such Notice Holder shall be the Buying Holder (and shall be obligated to purchase the Note of the Invoking Holder); and

(iv) if more than one Notice Holder delivers a Buy Response, then such Notice Holders collectively shall be the Buying Holder (and shall be obligated to purchase the Note of the Invoking Holder pro rata based on the Note Principal Balances of such Buying Holders).

(d) On the fifth (5th) Business Day after the Buy-Sell Response Date (the “Buy-Sell Closing Date”), the selling Holders (the “Selling Holders”) shall transfer and assign to the Buying Holder, pursuant to an assignment and assumption agreement reasonably acceptable to each party, all right, title and interest of such Selling Holders in respect of the Mezzanine Loan; and the Buying Holder shall pay to each Selling Holder the applicable Buy-Sell Purchase Price for its Note by wire transfer of immediately available funds to the account designated by such Selling Holder. At such closing, each Holder shall, at the request of any other Holder, execute and deliver such documents and instruments as the requesting Holder shall reasonably require in order to effect such transfer. All payments received by any Selling Holder on or after the Buy-Sell Closing Date in respect of the ownership interests of the Holders in the Mezzanine Loan shall be for the account of the Buying Holder. Each Selling Holder shall cooperate in facilitating the assignment of its respective portions of the Mezzanine Loan, and the administration thereof, including, without limitation, (i) transferring any funds (including reserves) held in accounts maintained or controlled by such Selling Holder, (ii) delivering loan related documents, (iii) causing servicing documents to be delivered, and (iv) such other cooperation as the Buying Holder reasonably requests to effectuate the intent of this Agreement.

(e) The Buying Holder will assume all obligations of the Selling Holders arising from and after the Buy-Sell Closing Date under and in connection with the Mezzanine Loan by written instrument delivered and reasonably satisfactory in form to Selling Holders. To the extent any loss, cost, liability or expense relates to an obligation of a Selling Holder arising prior to the Buy-Sell Closing Date, the same shall be borne solely by such Selling Holder, and such Selling Holder shall indemnify, defend, reimburse and hold harmless the Buying Holder against any and all such losses, costs, obligations, damages, penalties, actions, judgments, suits, liabilities and expenses which may be asserted against or sustained or incurred by the Buying Holder as a result thereof. To the extent any loss, cost, liability or expense relates to an obligation of the Buying Holder arising on or subsequent to the Buy-Sell Closing Date, the same shall be borne solely by the Buying Holder, and the Buying Holder shall indemnify, defend, reimburse and hold harmless each Selling Holder against any and all such losses, costs, obligations, damages, penalties, actions, judgments, suits, liabilities and expenses (including reasonable attorneys’ fees) which may be asserted against or sustained or incurred by such Selling Holder as a result thereof.

(f) If a Buying Holder does not pay the Buy-Sell Purchase Price when and as required by the terms of this Agreement, interest shall accrue thereon both before and after judgment, to the extent permitted by applicable law, at a rate per annum for each day from and including the day the Buy-Sell Purchase Price was due to but excluding the day the amount is paid in full equal to the Default Rate, and such Buying Holder shall thereafter have no voting or consent rights hereunder. Such interest shall be payable on demand from time to time and shall be computed on the basis of a 360-day year and actual days elapsed, and shall itself bear interest at the foregoing rate if not paid on demand.

10. Representations of the Holders. (a) Subject to the provisions of Section 10(b) below, each Holder, as of the date hereof, hereby represents and warrants that:

(i) Such Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Holder is in compliance, in all material respects, with the laws of any applicable jurisdiction necessary to ensure the enforceability of the Mezzanine Loan and to perform its obligations under this Agreement.

(ii) The execution and delivery of this Agreement by such Holder, and the performance of, and compliance with, the terms of this Agreement by such Holder, will not violate such Holder’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement of other such material instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of such Holder to carry out the transactions contemplated by this Agreement.

(iii) Such Holder has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv) The execution, delivery and performance by such Holder of this Agreement does not require the obtaining of any consent, approval or authorization of, the giving of any notice to, or any registration or filing with, any federal or state governmental regulatory authority which has jurisdiction over such Holder.

(v) There are no actions, proceedings or investigations pending or threatened against such Holder before any state or federal court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated in this Agreement, or (C) which, if determined adversely to such Holder, may materially and adversely affect the performance by such Holder of its obligations under, or the validity or enforceability of, this Agreement.

(b) The representations and warranties set forth in clauses (a)(i) through (a)(v) above are made severally by each Holder with respect to itself, and the applicable Holder shall be the sole party liable for its breach of such representation or warranty.

(c) Each Initial Holder, as of the date hereof, hereby represents and warrants that it is the legal and beneficial owner of its Note free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 14(c).

11. Directing Junior Lender. Subject to the terms and conditions hereof and of the Servicing Agreement, the Servicer is hereby appointed to act, on behalf of and for the benefit of all of the Holders, as the Directing Junior Lender with respect to the Mezzanine Loan under the Intercreditor Agreement. The Servicer hereby accepts such appointment and assumes all duties and obligations of (on behalf of and for the benefit of all of the Holders) such Directing

Junior Lender and agrees to be bound by the terms and provisions of this Agreement and the Intercreditor Agreement and the Mezzanine Loan Documents. Without limiting the generality of the foregoing, the Servicer hereby agrees to, as and to the extent provided under the Intercreditor Agreement:

(a) forward all notices received under the Intercreditor Agreement to the Holders and the Collateral Agent within one (1) Business Day of receipt thereof:

(b) exercise purchase options and/or cure rights granted to the Holders on behalf of the Holders, to the extent such purchase options and/or cure rights are to be exercised under the terms and provisions of this Agreement, in accordance with the terms and provisions of, and within the timeframes set forth in, the Intercreditor Agreement;

(c) exercise consent and/or approval rights granted to the Holders in accordance with the terms and provisions of this Agreement (following the direction of the Holders holding the requisite interest in the Mezzanine Loan set forth herein, which, except in the case of a Unanimous Decision or a Super-Majority Decision, shall be the Deciding Majority), the Servicing Agreement and the Intercreditor Agreement;

(d) provide and deliver all notices to be delivered to the other parties to the Intercreditor Agreement in accordance with the terms and provisions of this Agreement, the Servicing Agreement and the Intercreditor Agreement; and

(e) follow the instructions of the Holders, in accordance with the terms and provisions of this Agreement and the Servicing Agreement, with regard to any actions permitted to be taken in its capacity as Directing Junior Lender under the Intercreditor Agreement.

Notwithstanding anything to the contrary herein or in the Servicing Agreement, a Deciding Majority may terminate the Servicer as Directing Junior Lender at any time upon five (5) days prior written notice to the Servicer of such termination and replace the Directing Junior Lender with any party selected by the Deciding Majority upon written notice to the Servicer, the parties to this Agreement and the parties to the Intercreditor Agreement. Any termination of the Servicer as Directing Junior Lender shall not, in and of itself, cause a termination of the Servicer in its capacity as Servicer under the Servicing Agreement, unless a separate termination of the Servicer is effected in accordance with the terms and conditions of the Servicing Agreement.

12. No Creation of a Partnership. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the Holders a partnership, association, joint venture or other entity.

13. Syndications; Cooperation.

(a) Each Holder acknowledges that any Holder may elect, in its sole discretion (but subject to the restrictions on transfer herein and in the Intercreditor Agreement), to include its Note in a Syndication. In connection with a Syndication and subject to the terms of the preceding sentence, at the request of the Holder engaging in a Syndication (the “Requesting Holder”), each other Holder shall, at the sole cost and expense of the Requesting Holder, use reasonable efforts to satisfy, and to cooperate with the Requesting Holder in attempting to cause

Mezzanine Borrower to satisfy, the market standards to which the Requesting Holder customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Syndication, including, without limitation, entering into (or consenting to, as applicable) any modifications to this Agreement, the Intercreditor Agreement or the Mezzanine Loan Documents, and to cooperate with the Requesting Holder in attempting to cause Borrower to execute such modifications to the Mezzanine Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies or as reasonably necessary to effect the Syndication; provided, however, no Holder shall be required to modify or amend this Agreement, the Intercreditor Agreement or any Mezzanine Loan Documents (or consent to such modification, as applicable) in connection therewith, if such modification or amendment would (i) change the interest allocable to, or the amount of any payments due to, such Holder or any other economic terms of its related Note, (ii) materially increase such Holder’s obligations or materially decrease such Holder’s rights, remedies or protections, (iii) violate any transfer restriction herein or in any Mezzanine Loan Document or otherwise be prohibited by any of the Mezzanine Loan Documents, (iv) be inconsistent with the terms hereof or of the Mezzanine Loan Documents or (v) otherwise, in such Holder’s reasonable judgment, have any material adverse impact on such Holder or its Note, including, without limitation, having a material adverse effect on the debt service coverage ratio or the loan to value ratio of such Holder’s Note; provided, however, that with respect to any such determination of a material adverse impact in accordance with clause (v) of the preceding proviso, such Holder shall, upon request of the Requesting Holder, provide a reasonable explanation as to the basis for such determination (provided that no Holder shall be required to divulge confidential or proprietary information). In connection with the Syndication, each Holder agrees to provide for inclusion in any disclosure document relating to the related Syndication such information concerning itself and its Note as the Requesting Holder reasonably determines to be necessary or appropriate.

(b) Each Holder shall have the right, subject to the terms of the Mezzanine Loan Documents and the restrictions on transfers herein, in connection with any Syndication or other Transfer of all or any portion of such Holder’s Note, to request the Borrower and/or other necessary parties execute amended and restated or additional notes (respectively, the “New Notes”) or create one or more participation interests in a Note, which New Notes or participation interests may evidence (x) two or more notes with a senior/subordinate structure, (y) one or more participation interests related to the outstanding Note with a senior/subordinate structure, or (z) one or more pari passu notes or pari passu participation interests. Any reallocation of the principal and/or interest of its outstanding Note among the New Notes or among the participation interests applicable to such Note shall be subject to the following prohibitions: (i) the aggregate principal balance of the New Notes following such amendments (or the aggregate principal balance of the participation interests related to the outstanding Note) is no greater than the aggregate principal balance of the “Old Note” (which for the purposes of this Agreement shall mean the outstanding Note prior to such amendments or the creation of such participations, as applicable), (ii) all New Notes (or each of the participation interests related to the Old Note) will, and will continue to, have the same weighted average interest rate as the interest rate of the Old Note, and any such reallocation of the principal balances and/or interest rate shall not have a material adverse impact on the interest rate, debt service coverage ratio or loan to value ratio of any other Holder’s Notes, (iii) the terms (other than the principal balance, interest rate and subordination relative to each other) of the New Notes or participations shall be the same as the Old Note, (iv) the amendment of the Old Note and execution of the New Notes shall not violate, either initially or with the passage of time, any terms of the Mezzanine Loan Documents, (v) any Requesting Holder shall notify the other Holders in writing of such modified allocations and principal amounts (it being understood that, subject to the satisfaction of this Section 13, no consent by such parties is required for any such allocations), (vi) the due dates for any principal and interest payments shall not be changed, and (vii) no change to the interest rate or principal balance of the Requesting Holder’s Notes shall (x) result in a decrease in the subordination afforded any of the interests in the Senior Loan or any of the Mezzanine Loans held by any Holder or (y) decrease or delay amounts distributable with respect to any other Holder’s Note.

(c) In connection with a Syndication and subject to the terms of the first sentence of Section 13(a), each Holder covenants and agrees that it shall (x) cooperate with the reasonable requests of each Rating Agency and the Requesting Holder at the sole cost and expense of the Requesting Holder in connection with the Syndication, as well as in connection with all other matters to the extent set forth in, and subject to the restrictions and limitations of, this Section 13, and the preparation of any offering documents thereof and (y) review any information relating to itself and its Note in any Syndication document and respond reasonably promptly with any changes necessary to make the information materially correct. Each Holder acknowledges that the information provided by it to the Requesting Holder may be incorporated into the offering documents for such Syndication. Each Holder engaging in a Syndication and each Rating Agency shall be entitled to rely on the information supplied by, or on behalf of, each non-participating Holder.

(d) The Holder engaging in a Syndication shall deliver to each other Holder drafts of the preliminary and final Syndication offering documents at such time as the Holder engaging in a Syndication deems necessary or appropriate (but in no event shall the first draft thereof be delivered to the other Holders less than ten (10) Business Days prior to the date of the Syndication), and each non-participating Holder shall review and comment thereon as soon as possible but in no event later than five (5) Business Days of its receipt thereof and if any such Holder fails to respond within such time, such Holder shall be deemed to have elected to not comment thereon; provided that, subject to the preliminary drafts being distributed within the timeframes required above, each non-Participating Holder shall review and comment on the final draft distributed in connection with the preparation of any preliminary and final offering documents for printing no later than 9:00 a.m., New York City time, on the Business Day following its receipt thereof (provided that such final draft is received no later than noon, New York City time on such prior Business Day) and if any such Holder fails to respond by such time, such Holder shall be deemed to have elected to not comment thereon. The Holder engaging in a Syndication shall incorporate into the offering circular any material and reasonable comments of the non-participating Holders thereto.

(e) Each Holder acknowledges and agrees that with respect to any Syndication, the source of any fees of a trustee, administrative agent, settlement agent or similar party (which shall not include the servicer and special servicer acting for the Mezzanine Loan as a whole) shall not include any collections allocable to any Note not included in such Syndication.

14. Sale of Each Holder’s Interest. (a) No Holder shall transfer its interest in the Mezzanine Loan except in accordance with this Section 14 and the restrictions on transfer, participation and securitization set forth in the Intercreditor Agreement and any Mezzanine Loan

Documents (including, without limitation, compliance with all applicable gaming requirements set forth therein to the extent applicable). Subject to the additional restrictions set forth in Section 14(b) below, no Holder shall sell, assign, transfer, pledge, syndicate, participate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its applicable Note (a “Transfer”) other than as provided below in Section 14(c), without the prior written consent of the other Holders which may be granted in each such Holder’s sole discretion; provided, that each Holder may (i) Transfer up to 49% of its interest in the applicable Note (when aggregated with all prior Transfers relating to such Note) without obtaining the prior written consent of the other Holders, and (ii) Transfer in excess of 49% of its interest in the applicable Note (when aggregated with all prior Transfers relating to such Note) to a Qualified Transferee without obtaining the prior written consent of the other Holders. Notwithstanding anything to the contrary contained herein, no Holder shall (i) Transfer all or any portion of its applicable Note to (u) the Senior Borrower, (v) the Mezzanine Borrower, (w) any Related Mezzanine Loan Borrower, (x) any Affiliate of the Senior Borrower, the Mezzanine Borrower or any Related Mezzanine Loan Borrower (provided this clause (x) is not intended to prevent a Holder that became an Affiliate of the Senior Borrower and/or any Mezzanine Borrower solely due to the exercise of remedies under a more junior Related Mezzanine Loan from Transferring all or any portion of its applicable Note to an Affiliate of such Holder that is also an Affiliate of the Senior Borrower and/or Mezzanine Borrower so long as such Affiliate of such Holder also became an Affiliate of the Senior Borrower and/or Mezzanine Borrower solely by virtue of the exercise of remedies under the more junior Related Mezzanine Loan and such Affiliate of such Holder is not a Sponsor Affiliate or any other Person to whom a Transfer would be prohibited under the Intercreditor Agreement or any other provision of this Agreement), (y) any Sponsor Affiliate, or (z) any non-U.S. Person who is a “10 percent shareholder” within the meaning of Section 871(h)(3)(B) of the Code or to a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code with respect to the Borrower unless such non-U.S. Person is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments to zero, and in each case any such Transfer shall be void ab initio, or (ii) Transfer all or any portion of its applicable Note to any transferee without providing an officer’s certificate, signed by an officer of the transferee, that transferee (i) is exempt from the approval requirements set forth under New Jersey law and described in Section 13(b) hereof, (ii) has been approved as a “financial source” by the New Jersey Casino Control Commission (“NJCC”), or (iii) upon such Transfer, will seek approval as a “financial source” by NJCC. Any transferee of any Note or interest therein (other than a Trustee in a Securitization or Syndication or a participant in the Mezzanine Loan who shall take subject to this Agreement), shall execute an assignment and assumption agreement whereby such transferee assumes all obligations of the related Holder hereunder with respect to such Note or the portions thereof so Transferred and under the Servicing Agreement with respect to such Note or the portions thereof so Transferred, from and after the date of such assignment (or in the case of a Pledge to a Loan Pledgee, assumes from and after the date that such transferee becomes the owner of such Note by reason of foreclosure or assignment-in-lieu of foreclosure of such Pledge). Within five (5) Business Days of any Transfer (other than a Pledge to a Loan Pledgee) of all or any portion of its Note, each Holder shall deliver a notice to Servicer and to each of the other Holders in writing (a “Transfer Notice”) at its address set forth in the Servicing Agreement and include the name and address of any transferee, whether such transferee is a Qualified Transferee, and the percentage amounts of its Note being transferred, and, promptly following consummation of such Transfer, an executed copy of the related assignment and assumption agreement, if applicable. The Transfer Notice shall include either (i) a description of the related agreement, including a reference that the notice relates to the “Harrah’s [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Co-Lender Agreement”, a list of the original parties to the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Co-Lender Agreement, a statement that such Transfer Notice relates to the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan, together with the principal balance of the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan, the origination date of the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan, and the original parties to the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] [Eighth] [Ninth] Mezzanine Loan or, (ii) a copy of this Agreement

(b) (i) If any Holder Transfers any interest in its Note to any Person or any Holder Transfers any interest in its Note to a Loan Pledgee (each such Person or such Loan Pledgee, a “Proposed Transferee”) and such interest, together with any interests in any other Note and any interests in any other promissory note related to the Senior Loan or any other mezzanine loan previously or simultaneously transferred to the Proposed Transferee or an Affiliate thereof, has a principal amount equal to or greater than 2% of the aggregate outstanding principal amount of the Senior Loan and each Mezzanine Loan, then such Proposed Transferee shall promptly after such Transfer (if it has not done so previously) take all necessary action to become approved by the New Jersey Casino Control Commission (“NJCCC”) as a “financial source” unless such Proposed Transferee is otherwise exempt from such approval requirements to the extent set forth under applicable New Jersey law (such Proposed Transferee that is so approved or is in the process of becoming approved, or that is exempt from such approval requirements, a “Permitted Transferee”).

(ii) Each Holder (including in its capacity as a Pledging Holder, if applicable) agrees and each Loan Pledgee shall be deemed to have agreed that in the event the NJCCC or any other applicable regulatory authority affirmatively determines that such Holder (including in its capacity as a Pledging Holder, if applicable) or such Loan Pledgee is disqualified by the NJCCC in accordance with applicable law, rules or regulations (such Holder (including in its capacity as a Pledging Holder, if applicable) or such Loan Pledgee, a “Disqualified Transferee”), then such Disqualified Transferee (provided that with respect to a Disqualified Transferee that is a Loan Pledgee, solely with respect to clause (x) below) agrees (x) immediately, and without any required notice or any action by any other Holder or the Servicer, (1) that such Disqualified Transferee shall have no right to vote on any matters hereunder, including without limitation, any right to vote on any Majority Decisions, Super-Majority Decisions or Unanimous Decisions, and any such votes shall be determined without regard to the interest in the Mezzanine Loan held by such Disqualified Transferee and any other Disqualified Transferees and (2) that such Holder (or with respect to a Loan Pledgee, the related Pledging Holder) shall have no right to receive interest in respect of its Note (or interest therein) pursuant to Section 3(a)(iii) hereof during such time as such Holder or such Loan Pledgee is a Disqualified Transferee, (y) to indemnify, defend and hold each other Holder harmless from, against and in respect of any actions, causes of action, suits, claims, liabilities, damages, losses, costs or expenses (including attorneys’ fees and disbursements) incurred by such other Holder as a result of any action taken with respect to any Mezzanine Loan or the Senior Loan, the related borrowers, related operators or related licensees by the NJCCC or any other applicable regulatory authority as a result of the Holder failing to comply with Section 14(b)(i) or the Holder or any related Pledging Holder otherwise being a Disqualified Transferee and (z) to use its reasonable best efforts to Transfer its Notes or interest therein to a Permitted Transferee. For the avoidance of doubt, this Section 14(b)(ii) shall not apply if (i) such Holder’s interest in the Senior Loan, the Mezzanine Loan and any Related Mezzanine Loan in the aggregate is less than 2% of the outstanding principal amount of the Senior Loan, the Mezzanine Loan and each Related Mezzanine Loan, in the aggregate or (ii) any Loan Pledgee’s interest in the Senior Loan, the Mezzanine Loan and any Related Mezzanine Loan in the aggregate is less than 2% of the outstanding principal amount of the Senior Loan, the Mezzanine Loan and each Related Mezzanine Loan, in the aggregate.

(c) Notwithstanding any other provision hereof but subject to the provisions of Section 14(b) and 14(d), each Holder consents to each Holder’s pledge or sale in or under a repurchase transaction, credit facility or other similar transaction (a “Pledge”) of its respective Note or interest therein (such Holder that pledges its Note or interest therein, a “Pledging Holder”) to any entity which has extended credit, including, without limitation, credit in the form of a repurchase agreement facility, credit facility or other similar transaction, to any Holder if such entity would otherwise satisfy the requirements of a Qualified Transferee or is a financial institution whose unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (a “Loan Pledgee”), on the terms and conditions set forth in this Section 14(c). No Loan Pledgee may be the borrower under the Senior Loan, the borrower under the Mezzanine Loan, any borrower under any Related Mezzanine Loan, any Affiliate of any of the foregoing, or any Sponsor Affiliate and any such Pledge shall be void ab initio. Upon written notice by a Holder to the Servicer and the other Holders that the Pledge has been effected and the address for notice purposes of the Loan Pledgee, the Servicer and each Holder agrees to acknowledge receipt of such notice and thereafter agrees as applicable: (i) Servicer shall give Loan Pledgee written notice of any default by the applicable Holder under this Agreement of which default the Servicer has actual knowledge; (ii) to allow Loan Pledgee a period of at least ten (10) calendar days from its receipt of such notice to cure a monetary default and thirty (30) calendar days from its receipt of such notice to cure a non-monetary default by the applicable Holder in respect of its obligations to the Servicer or such Holder hereunder, but Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment or modification of this Agreement and no waiver or termination of any applicable Holder’s rights under this Agreement, shall be effective against Loan Pledgee without the written consent of Loan Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, the consent of the Loan Pledgee shall not be required unless applicable Holder’s consent was required pursuant to the terms of this Agreement to effect such modification, waiver or termination; (iv) that such other Holders shall deliver to Loan Pledgee such estoppels as Loan Pledgee shall reasonably request; provided that any such estoppel certificates shall be in a form reasonably satisfactory to such other Holders; and (v) that, upon written notice (a “Redirection Notice”) to the Servicer by Loan Pledgee that the applicable Holder is in default beyond applicable cure periods under such Holder’s obligations to Loan Pledgee pursuant to the applicable credit agreement or repurchase agreement between the applicable Holder and Loan Pledgee (which notice need not be joined in or confirmed by such Holder), and until such Redirection Notice is withdrawn or rescinded by Loan Pledgee, the Servicer shall remit to the applicable Loan Pledgee and not to the applicable

Holder, any payments that the Servicer would otherwise be obligated to pay to such Holder from time to time pursuant to this Agreement, any Mezzanine Loan Document, any document evidencing a Holder’s interest, copies of any default notices or any other agreement between the Servicer or any Holder that relates to the Mezzanine Loan or this Agreement. Each pledging Holder hereby unconditionally and absolutely releases the Servicer and the other Holders from any liability to such Holder on account of the Servicer’s or a Holder’s compliance with any Redirection Notice believed by the Servicer or a Holder to have been delivered by the pledging Holder’s Loan Pledgee. Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Holder, and realize on any and all collateral granted by the applicable Holder to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, the Servicer and each of the other Holders shall recognize a Loan Pledgee that is a Qualified Transferee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Holder’s rights, remedies and obligations under this Agreement and the documents evidencing a Holder’s interest and any such Loan Pledgee or Qualified Transferee shall assume in writing the obligations of the applicable Holder hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof, it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume applicable Holder’s obligations hereunder prior to such realization on such collateral. The rights of Loan Pledgee under this Section 14 shall remain effective unless and until Loan Pledgee shall have notified the Servicer and Holders in writing that its interest in the applicable Note has terminated.

(d) Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Transferee provides financing to a Holder, then such Conduit will be a permitted Loan Pledgee despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

(i) The loan (the “Conduit Inventory Loan”) made by the Conduit to the Holder to finance the acquisition and holding of its interest in the Holder’s Note will require a third-party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii) The Conduit Credit Enhancer and the administrator of the Conduit will be a Qualified Transferee;

(iii) Holder will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv) The Conduit Credit Enhancer and the Conduit will agree that, if Holder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by Holder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of Holder’s interest in the Note to the Conduit Credit Enhancer; and

(v) Unless the Conduit is in fact then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Note pledged by the Holder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

(e) In the case of any sale, assignment, transfer or other disposition of a participation interest in the Note, (i) the Holder’s obligations under this Agreement shall remain unchanged, (ii) the Holder shall remain solely responsible for the performance of such obligations, and (iii) the Servicer and any Persons acting on its behalf shall continue to deal solely and directly with the Holder in connection with the Holder’s rights and obligations under this Agreement and the Servicing Agreement, and all amounts payable hereunder shall be determined as if the Holder had not sold such participation interest.

(f) The parties acknowledge and agree that Section 38 of the Intercreditor Agreement applies to discounted pay-offs of the Notes and that such discounted pay-offs described in Section 38 of the Intercreditor Agreement are not Transfers subject to the provisions of Section 14 hereof.

15. Other Business Activities of the Holders. Each Holder acknowledges that each party hereto may make loans or otherwise extend credit to, and generally engage in any kind of business with the Mezzanine Borrower, its Affiliates, any holder of preferred equity in the Mezzanine Borrower, or any lender that has foreclosed or is in process of foreclosure or comparable conversion on any Junior Loan (collectively, “Mezzanine Borrower Related Parties”), and receive payments on such other loans or extensions of credit to the Mezzanine Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

16. Exercise of Remedies. (a) Except when acting through the Servicer in accordance with the terms of the Servicing Agreement, the Intercreditor Agreement and this Agreement, each Holder agrees that it shall have no right, acting individually outside of the scope of this Agreement (other than the Specified Mezzanine Lender pursuant to Section 3.3 of the Note Sales Agreement), and hereby presently and irrevocably permits the Servicer, to carry out the instructions, subject to obtaining the required consents for Majority Decisions, Super-Majority Decisions or Unanimous Decision, on behalf of all of the Holders, to do each of the following (in each case, subject to the terms and conditions hereof and of the Intercreditor Agreement and Servicing Agreement): (i) to modify or waive any of the terms of the Mezzanine Loan Documents; (ii) to consent to any action or failure to act by the Mezzanine Borrower or any party to the Mezzanine Loan Documents; (iii) to call an Event of Default under the Mezzanine Loan Documents; (iv) to take legal action to enforce or protect each Holder’s interests with respect to the Mezzanine Loan or to exercise or refrain from exercising any powers, rights or remedies that the Holders may have under the Mezzanine Loan Documents or otherwise with respect to the Mezzanine Loan at law or in equity, including, without limitation, the right at any time to accelerate, or refrain from accelerating, the Mezzanine Loan, to foreclose and sell and otherwise deal with the Mezzanine Loan Collateral, or refrain from foreclosing, selling or otherwise dealing with the Mezzanine Loan Collateral, and to enforce or refrain from enforcing the Mezzanine Loan Documents; (v) to file any bankruptcy petition against the Mezzanine Borrower; provided, however that the Servicer shall not vote on behalf of the Holders any claims with respect to the Mezzanine Loan in any bankruptcy, insolvency or similar type of proceeding of the Mezzanine Borrower and such rights are exclusively retained by the individual Holders. Notwithstanding anything herein to the contrary, the Initial Servicer shall not be required to engage in Special Services (as such term is defined in the Interim Servicing Agreement). The Initial Servicer shall not perform any Special Services except pursuant to a written agreement between the Holders and the Initial Servicer. The foregoing provisions of this Section 16 shall not limit the right of any Holder to exercise its right to (i) appoint a Servicer in accordance with the terms of this Agreement and (ii) consent to a Majority Decision, a Super-Majority Decision or a Unanimous Decision.

(b) The Servicer shall direct the Collateral Agent to take any action necessary to effectuate any of the Servicer’s duties hereunder (subject to obtaining any necessary consent of the Holders in accordance with this Agreement) and the Collateral Agent shall take such action, to the extent such action is permitted under the terms of the Mezzanine Loan Documents.

17. Non-Recourse Obligations of the Holders. Notwithstanding anything to the contrary contained herein or the Servicing Agreement, no Holder shall be personally liable hereunder or under the Servicing Agreement other than to the extent of cash, property or other value realized or derived from its respective ownership of the Mezzanine Loan and to the extent of amount distributable hereunder.

18. Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

19. Modifications. Except as expressly provided herein, this Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by each of the parties hereto; provided, however, that no amendment or modification hereof that requires the consent or approval of the Mezzanine Borrower pursuant to Section 9.11 of the Mezzanine Loan Agreement shall be permitted other than in compliance with such section.

20. Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as provided in Section 7 and Section 14, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto.

21. Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. This Agreement may be executed by signature(s) transmitted by facsimile.

22. Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

23. Notices. All notices, demands, requests, consents, approvals or other communications required, permitted, or desired to be given hereunder shall be in writing sent by facsimile (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address set forth on Exhibit B hereto, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 23. Any such notice, demand, request, consent, approval or other communication shall be deemed to have been received: (a) upon delivery (or first refusal of delivery) if sent by registered or certified mail, postage prepaid, return receipt requested, (b) on the date of sending by facsimile if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day) and (d) on the next Business Day if sent by an overnight commercial courier. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or refusal thereof. Notwithstanding the foregoing, the Servicing Agreement and the provisions of Section 25 of this Agreement may restrict the delivery of notices and other documents, information or reports to a Holder that is the Mezzanine Borrower, the manager of the Mezzanine Loan Collateral or an Affiliate thereof. Additionally, notwithstanding the foregoing, the Initial Servicer shall have satisfied the notice requirements under this Section by providing notices in accordance with the Servicing Agreement.

24. Withholding Taxes. (a) If the Servicer or the Mezzanine Borrower shall be required by law to deduct and withhold Taxes from sums payable to a Holder with respect to the Mezzanine Loan as a result of such Holder constituting a Non-Exempt Person, the Servicer shall be entitled to do so with respect to such Holder’s interest in such payment (all withheld amounts being deemed paid to such Holder); provided that the Servicer shall furnish such Holder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting such Holder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Holder is subject to tax. To the fullest extent permitted under the Mezzanine Loan Documents, the Servicer shall enforce against the Mezzanine Borrower any right to receive a reimbursement from the Mezzanine Borrower with respect to any Taxes withheld from such Holder.

(b) Each Holder shall and hereby agrees to indemnify the other Holders and the Servicer against and hold the other Holders and the Servicer harmless from and against any Taxes, interest, penalties and attorneys’ fees and disbursements arising or resulting from any failure of the Servicer to withhold Taxes from payment made to such Holder if and to the extent the Servicer failed to withhold in reliance upon any representation, certificate, statement, document or instrument made or provided by such Holder to the Servicer in connection with the obligation of the Servicer to withhold Taxes from payments made to such Holder, it being expressly understood and agreed that (i) the Servicer shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same and (ii) each Holder shall, upon request of the Servicer and at its sole cost and expense, defend any claim or action relating to the foregoing indemnification using counsel selected by the Holder and reasonably acceptable to the Servicer. The Person that is the Holder of a Note at any particular time shall not be liable under this Section 24 with respect to any predecessor or successor Holder of such Note.

(c) Each Holder represents to the Servicer (for the benefit of the Mezzanine Borrower) that it is not a Non-Exempt Person. Contemporaneously with the execution of this Agreement and from time to time as necessary during the term of the Agreement, each Holder shall deliver to the Servicer evidence satisfactory to the Servicer substantiating that it is not a Non-Exempt Person and that the Servicer is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mezzanine Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (i) if a Holder is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Servicer an Internal Revenue Service Form W-9 and (ii) if a Holder is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mezzanine Borrower is treated for United States income tax purposes as derived in whole or part from sources within the United States, a Holder shall satisfy the requirements of the preceding sentence by furnishing to the Servicer an Internal Revenue Service Form W-8ECI, Form W-8IMY (with appropriate attachments) or Form W-8BEN, or successor forms, as may be required from time to time, duly executed by such Holder, as evidence of such Holder’s exemption from the withholding of United States tax with respect thereto. Except in the case of the Initial Holders, the Servicer shall not be obligated to make any payment hereunder to any Holder in respect of such Holder’s Note or otherwise until such Holder shall have furnished to the Servicer the forms, certificates, statements or documents required by this Section 24.

25. Borrower Affiliate Holders. Notwithstanding anything to the contrary contained herein, if at any time a Holder becomes a Borrower Affiliate Holder, then for so long as such Holder is a Borrower Affiliate Holder it shall not be entitled (i) to vote on, give any advice or recommendation relating to, be involved in any consultations relating to, participate in, or otherwise exercise, any Majority Decision, Super-Majority Decision or Unanimous Decision or any of the Restricted Rights, and such Borrower Affiliate Holder’s Note and Percentage Interest shall not be taken into account for purposes of calculating whether the requisite voting percentages have been achieved, (ii) to exercise any rights or remedies, or grant any consents or waivers, other than (x) any cure rights to the extent exercisable under Section 4 hereof, (y) any purchase options rights to the extent exercisable under Section 5 hereof or (z) any other rights explicitly granted to any Affiliate Holder under the Intercreditor Agreement, (iii) to receive any notices or “asset status reports” or other similar correspondence under this Agreement, the Servicing Agreement or the Intercreditor Agreement or (iv) exercise any rights an Affiliate Holder is not entitled to exercise under the Intercreditor Agreement. Any such Borrower Affiliate Holder shall, however, retain the right to receive any and all amounts payable on account of its Note under this Agreement other than any default interest or late fees or charges. In the case of clause (i) above, each Holder other than a Borrower Affiliate Holder shall have their aggregate Percentage Interest in the Mezzanine Loan “grossed up” on account of the Borrower Affiliate Holder’s Percentage Interest in the Mezzanine Loan for the purposes of calculating a Majority Decision, a Super-Majority Decision, or a Unanimous Decision and for all other related purposes hereunder. For example, in the event there are five Holders, each with a 20% Percentage Interest, and one of those Holders becomes a Borrower Affiliate Holder, for voting purposes going forward, each non-affiliated Holder shall be deemed to have a percentage interest of 25%. Notwithstanding anything to the contrary contained herein, each Holder hereby covenants and agrees that if it shall become a Borrower Affiliate Holder, it shall not interfere with the foreclosure rights or the exercise of any other remedies asserted by, or on behalf of, the Holders that are not Borrower Affiliate Holders. Notwithstanding the foregoing, each Holder agrees that if it shall own, directly or indirectly, any economic, legal or other beneficial interest in the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower solely by virtue of its foreclosure of a Related Mezzanine Loan in which such Holder held an interest then, in exercising any right or granting or withholding any consent under this Agreement, the Intercreditor Agreement or the Mezzanine Loan Documents with respect to the Mezzanine Loan, such Holder shall not take into account its respective interests as holder of the equity in the Senior Borrower, Mezzanine Borrower or any Related Mezzanine Loan Borrower, as applicable, and instead shall exercise such right or grant and withhold such consent solely on account of its status as a Holder of the Mezzanine Loan.

26. Consents to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

27. Co-Origination Agreement. Each of the Holders hereby acknowledges and agrees that on and after the date hereof, the Co-Origination Agreement is hereby terminated and of no force and effect and no provisions shall apply with respect to the Mezzanine Loan.

28. Note Register. The Servicer shall keep or cause to be kept at its offices books (the “Note Register”) for the registration and transfer of each Note. The Note Register shall contain the name and address of the Holders and the name and address of any transferee of each Note, together with wire instructions for such holder or transferee, of whom the Servicer has received notice, and the form of a copy of any written assumption agreement referred to in Section 14(a), shall be registered in the Note Register. The Person in whose name a Note is so registered shall be deemed and treated as the sole owner and holder thereof for all purposes of this Agreement. The Servicer shall promptly furnish to any Holder a copy of the Note Register upon receipt of request therefor.

29. Notes Not Securities. Each Holder acknowledges and agrees that the Notes are not securities for purposes of federal and state securities laws and that each Note represents a separate debt obligation of the Borrower.

30. Custody of Mezzanine Loan Documents. The Mezzanine Loan Documents, other than each Holder’s respective Note, shall be held by Bank of America, N.A. (successor by merger to LaSalle Bank, National Association) in accordance with the terms of that certain Custodial Agreement, dated May 5, 2008 (the “Custodial Agreement”), among JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Credit Suisse, Cayman Islands Branch, German American Capital Corporation, Merrill Lynch Mortgage Lending, Inc., Bear Stearns Commercial Mortgage, Inc., Goldman Sachs Mortgage Company and Morgan Stanley Mortgage Capital Holdings LLC, as Owner, and LaSalle Bank National Association, as Custodian, until such time as the Custodial Agreement is terminated in accordance with the terms thereof. In the event of a termination of the Custodial Agreement, the Mezzanine Loan Documents shall be held as determined by the Deciding Majority.

31. Collateral Agent. The Collateral Agent hereby represents, warrants and covenants that it shall not take any action that is reserved for the Servicer or the Holders under this Agreement or the Intercreditor Agreement, except to the extent directed by the Servicer.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Holders have caused this Agreement to be duly executed as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Note A-1 Holder and as Note A-7 Holder

By:
Name:
Title:

BANK OF AMERICA, N.A., as Note A-2 Holder

By:
Name:
Title:

CITIBANK, N.A., as Note A-3 Holder

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Note A-4 Holder

By:
Name:
Title:

By:
Name:
Title:

GERMAN AMERICAN CAPITAL CORPORATION, as Note A-5 Holder

By:
Name:
Title:

By:
Name:
Title:

MERRILL LYNCH MORTGAGE LENDING, INC., as Note A-6 Holder

By:
Name:
Title:

GOLDMAN SACHS MORTGAGE COMPANY, as Note A-8 Holder

By:	Goldman Sachs Real Estate Funding Corp.,
its General Partner

By:
Name:
Title:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, as Note A-9 Holder

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as Initial Servicer

By:
Name:
Title:

EXHIBIT A

HOLDER SCHEDULE

$[300,000,000.00] [275,000,000.00] [First] [Second] [Third] [Fourth] [Fifth] [Sixth]

[Seventh] [Eighth] [Ninth] Mezzanine Loan

Note	Holder	Note Principal Balance	Mezzanine Note Interest Rate	Percentage Interest

A-1

EXHIBIT B

NOTICE ADDRESSES

Initial Holder:

Notice Address	Wiring Instructions

B-1

SCHEDULE I

MAJORITY DECISIONS

(a) any amendment, modification or waiver of any provision of the Mezzanine Loan Documents that is not otherwise included as a Unanimous Decision;

(b) any determination to accelerate the Mezzanine Loan following an Event of Default;

(c) any commencement or termination of any foreclosure upon or comparable conversion of the ownership of the equity interest in the Mezzanine Borrower or any other enforcement action under the Mezzanine Loan Documents (or any election not to commence or continue any foreclosure pursuant to Section 6(i) of the Co-Lender Agreement);

(d) the filing or joinder in any filing of any involuntary bankruptcy case against any Person;

(e) except as specifically permitted in the Mezzanine Loan Documents, any consent to an assignment and assumption of any of the obligations of the Mezzanine Borrower under the Mezzanine Loan;

(f) any approval of annual budgets, business plans, major leases, modifications to or terminations of major leases or a material capital expenditure or other extraordinary expenses, in each case, to the extent any such approval is requested by the Mezzanine Borrower or required under the Mezzanine Loan Documents;

(g) any approval of the transfer of any portion of the Mezzanine Loan Collateral to the extent any such approval is requested by the Mezzanine Borrower or required under the Mezzanine Loan Documents and is not otherwise included as a Unanimous Decision;

(h) any material modification to a ground lease, to the extent the lender has approval rights with respect to such item in the Mezzanine Loan Documents;

(i) any determination to apply casualty proceeds or condemnation awards toward repayment of the Mezzanine Loan rather than toward restoration of the Property, in each case, to the extent any such approval is requested by the Mezzanine Borrower or required under the Mezzanine Loan Documents;

(j) the subordination of any lien (other than the lien on any material Mezzanine Loan Collateral) created pursuant to the terms of the Mezzanine Loan Documents;

(k) any material alteration to the Property, in each case, to the extent any such approval is requested by the Mezzanine Borrower or required under the Mezzanine Loan Documents;

I-1

(l) approval of any plans and specifications submitted to the lender for approval under the terms and provisions of the Mezzanine Loan Documents;

(m) any consent granted under any of the terms or provisions of the Intercreditor Agreement that is not otherwise included as a Super-Majority Decision or Unanimous Decision;

(n) any waiver of an Event of Default that is not otherwise included as a Unanimous Decision;

(o) any termination or replacement of the property manager, casino operator, franchisor or any material approval or modification or any termination of the property management agreement, shared services agreement, intellectual property license agreement or any other agreement relating to operation of the casinos or any franchise agreement relating to the properties that is not otherwise included as a Unanimous Decision, in each case to the extent the lender has approval rights with respect to such item in the Mezzanine Loan Documents;

(p) entering into an agreement converting or exchanging any Mezzanine Loan (or any portion thereof) into or for any other indebtedness;

(q) authorizing the sale of the Mezzanine Loan Collateral or the Pledged Senior Collateral following foreclosure (or assignment of deed-in-lieu thereof) for an amount less than the amount the applicable Mezzanine Borrower would be required to pay to release the Mezzanine Loan Collateral or the Pledged Senior Collateral, as applicable, from the liens of the Junior Loan Documents or Senior Loan Documents, as applicable;

(r) the appointment, termination or approval of any Servicer;

(s) the appointment, termination or approval of any Collateral Agent;

(t) any amendment, modification, waiver or supplement of any provision of, or any assignment of any operating lease or operating lease guarantee that is not otherwise included as a Unanimous Decision to the extent the lender has approval rights with respect to such item in the Mezzanine Loan Documents; and

(u) the incurrence by the Mezzanine Borrower of any additional debt.

I-2

SCHEDULE II

SUPER-MAJORITY DECISIONS

(a) any amendment, modification or waiver of any of the terms or provisions of the Intercreditor Agreement that is not otherwise included as a Unanimous Decision; and

(b) except as otherwise included as a Unanimous Decision, any consent granted under Section 8(a) or 8(c) of the Intercreditor Agreement to an amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver to a Senior Loan or a Senior Junior Loan, as applicable (an “Alteration”) (i) that materially adversely affects the Holders in a manner different from the manner in which the Alteration being consented to affects the Senior Lender or Senior Junior Lender, as applicable, wishing to effect such Alteration; provided, however that if such consent to an Alteration of the Senior Loan or Senior Junior Loan, as applicable, is being provided in connection with a corresponding Alteration to the Mezzanine Loan, then the consent by the Holders to the Alteration of the Senior Loan or Senior Junior Loan, as applicable, will be a Majority Decision if the corresponding Alteration to the Mezzanine Loan requires the consent of a Deciding Majority hereunder; provided, further, however, that if a corresponding Alteration would have been made to the Mezzanine Loan Agreement in connection with such consent to an Alteration of the Senior Loan set forth in Section 8(a)(xx) or (xxi) of the Intercreditor Agreement but for the fact that the applicable provisions in the Mezzanine Loan Agreement subject to such Alteration were included in the Mezzanine Loan Agreement solely by cross-reference to the Mortgage Loan Agreement (and therefore such Alteration to the Senior Loan has the effect of, but does not require a corresponding Alteration to, the Mezzanine Loan Agreement) as opposed to being fully defined in the Mezzanine Loan Agreement, then, to the extent such Alteration, if actually made to the Mezzanine Loan Agreement, would be a Majority Decision, the consent by the Holders to the Alteration of the Senior Loan will be a Majority Decision, or (ii) that requires the unanimous consent of the Senior Lender or Senior Junior Lender, as applicable, wishing to effect such Alteration.

II-1

SCHEDULE III

UNANIMOUS DECISIONS

(a) any extension, postponement or waiver of the date for payment of any interest, principal or fee in respect of a Note (other than extensions of maturity as permitted under Section 2.7 of the Mezzanine Loan Agreement);

(b) any waiver, reduction, deferral or forgiveness of the principal amount of a Note (other than pursuant to the terms of the Note Sales Agreement);

(c) any waiver, reduction, deferral or forgiveness of the interest rate (or any component definition thereof) or any interest or fee payable in respect of a Note;

(d) the extension of the maturity date with respect to a Note (other than as permitted under Section 2.7 of the Mezzanine Loan Agreement); provided, however, that, following the acceleration of the Mezzanine Loan, the consent to any action that results in the Mezzanine Loan no longer being accelerated such that the maturity date is returned to the date it was prior to the acceleration shall not be an extension of the maturity date for purposes of this clause (d);

(e) any extension, postponement or waiver of the date for payment of any amount payable under the Note Sales Agreement, and any waiver, reduction, deferral or forgiveness of any amount payable under the Note Sales Agreement;

(f) the release, substitution (involving a release) or sale of any material Mezzanine Loan Collateral or any other material collateral securing the Mezzanine Loan (or, to the extent the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] Mezzanine Lender (as defined in the Intercreditor Agreement) has approval rights with respect to such item in the Mezzanine Loan Documents, securing the Senior Loan or more senior Related Mezzanine Loan), or any material guaranty of obligations under the Mezzanine Loan (other than to the extent permitted under the Mezzanine Loan Documents and other than in connection with the release and/or conveyance of the O’Sheas or the RDE Parcels (each as defined in the Mezzanine Loan Agreement), in each case under Section 2.5 of the Mezzanine Loan Agreement) or the reduction of any release consideration under the Mezzanine Loan Agreement;

(g) the amendment of any Mezzanine Loan Document in a manner that would by its terms alter the pro rata application of payments required thereunder or the priority of the Mezzanine Loan or any Note (whether among Holders of the Mezzanine Loan or among the Mortgage Loan and the Mezzanine Loan) under the Mezzanine Loan Documents with respect thereto;

(h) any amendment, modification or waiver of any of the terms or provisions of the Intercreditor Agreement in a manner that would reduce the consent rights of the [First] [Second] [Third] [Fourth] [Fifth] [Sixth] [Seventh] Mezzanine Lender (as defined in the Intercreditor Agreement) or any consent granted under Section 8(a) or 8(c) of the Intercreditor Agreement to an Alteration to a Senior Loan or a Senior Junior Loan, as applicable, that would increase the interest rate or principal balance or shorten the maturity date of the Senior Loan or Senior Junior Loan, as applicable;

(i) any amendment, modification or waiver of any operating lease that reduces or defers the rent payable under such lease;

(j) any amendment, modification or waiver of any guaranty of an operating lease that has the effect of reducing or deferring any payment obligations of the guarantor thereof; and

(k) the subordination of any lien on any material Mezzanine Loan Collateral.

EXHIBIT M

Notice Addresses:

[Redacted.]